As filed with the Securities and Exchange Commission on August 8, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06511

Regions Morgan Keegan Select Funds

(Exact name of registrant as specified in charter)

Morgan Keegan Tower

Fifty North Front Street

Memphis, Tennessee 38103

(Address of principal executive offices) (Zip code)

Allen B. Morgan, Jr.

Morgan Keegan Tower

Fifty North Front Street

Memphis, Tennessee 38103

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 524-4100 with copies to:

Arthur J. Brown, Esq.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, N.W.

Washington, D.C. 20006

Date of fiscal year end: November 30, 2007

Date of reporting period: May 31, 2007

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders of Regions Morgan Keegan Select Funds (the “Fund”) pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Semi-Annual Report

May 31, 2007

Select FUNDS

Regions Morgan Keegan™

An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about each Fund can be found in the Funds’ prospectus. To obtain a prospectus, call toll-free 877-757-7424. Please read the prospectus carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

i

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

We are pleased to present the enclosed semi-annual report for Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund (each a “Fund” and, collectively, the “Funds”). In this report, you will find information on each Fund’s investment objective and strategy and learn how your investment performed during the six-months ended May 31, 2007. The portfolio managers will also provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes each Fund’s unaudited financial statements and portfolio of investments as of May 31, 2007.

As always, we appreciate your continued support of the Regions Morgan Keegan Select family of funds. It is important to stay focused on your long-term investment strategy. Your financial adviser can help you evaluate your portfolio’s performance to ensure that your diversified mix of investments is designed to help generate the long-term performance your goals demand. We remain committed to helping you pursue your financial goals through investments in our fund family. You have our commitment to bring you the highest level of disciplined decision making and personal service to meet your financial needs. If you have any questions about the Funds, please call us toll-free at 877-757-7424.

Sincerely,

Brian B. Sullivan, CFA

President

Regions Morgan Keegan Select Funds

July 20, 2007

ABOUT SHAREHOLDER AND FUND EXPENSES

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of expenses on their investments. As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and on redemptions; and (2) operating costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. Operating costs, which are deducted from a Fund’s gross income, reduce the investment return of the Fund.

A Fund’s operating expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 1, 2006 and ending May 31, 2007.

The following table illustrates your Fund’s costs in two ways:

Based on actual fund return.    This section helps you estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading entitled “Expenses Paid During Period.”

Based on hypothetical 5% return.    This section is intended to help you compare your Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on the 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any sales charges (loads) on purchases or on redemptions which may be incurred by some of the Fund’s share classes. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these sales charges (loads) were included, your costs would have been higher.

You can find more information about the Fund’s expenses, including annual expense ratios for the past five years, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

ABOUT SHAREHOLDER AND FUND EXPENSES

	Annualized Expense Ratio	Beginning Account Value December 1, 2006	Ending Account Value May 31, 2007	Expenses Paid During Period(1)

MID CAP GROWTH FUND
Actual
Class A Shares	1.23%	$1,000	$1,100.00	$6.44
Class C Shares	1.98%	1,000	1,100.00	10.37
Class I Shares	0.98%	1,000	1,099.90	5.13
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.23%	$1,000	$1,018.80	$6.19
Class C Shares	1.98%	1,000	1,015.06	9.95
Class I Shares	0.98%	1,000	1,020.04	4.94

GROWTH FUND
Actual
Class A Shares	1.23%	$1,000	$1,073.60	$6.36
Class C Shares	1.98%	1,000	1,072.40	10.23
Class I Shares	0.98%	1,000	1,074.80	5.07
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.23%	$1,000	$1,018.80	$6.19
Class C Shares	1.98%	1,000	1,015.06	9.95
Class I Shares	0.98%	1,000	1,020.04	4.94

CORE EQUITY FUND
Actual
Class A Shares	1.30%	$1,000	$1,095.80	$6.79
Class C Shares	2.05%	1,000	1,094.00	10.70
Class I Shares	1.05%	1,000	1,096.70	5.49
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.30%	$1,000	$1,018.45	$6.54
Class C Shares	2.05%	1,000	1,014.71	10.30
Class I Shares	1.05%	1,000	1,019.70	5.29

MID CAP VALUE FUND
Actual
Class A Shares	1.33%	$1,000	$1,113.30	$7.01
Class C Shares	2.08%	1,000	1,112.20	10.95
Class I Shares	1.08%	1,000	1,113.80	5.69
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.33%	$1,000	$1,018.30	$6.69
Class C Shares	2.08%	1,000	1,014.56	10.45
Class I Shares	1.08%	1,000	1,019.55	5.44
(1)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

ABOUT SHAREHOLDER AND FUND EXPENSES

	Annualized Expense Ratio	Beginning Account Value December 1, 2006	Ending Account Value May 31, 2007	Expenses Paid During Period(1)

VALUE FUND
Actual
Class A Shares	1.23%	$1,000	$1,104.70	$6.45
Class C Shares	1.98%	1,000	1,101.20	10.37
Class I Shares	0.98%	1,000	1,106.70	5.15
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.23%	$1,000	$1,018.80	$6.19
Class C Shares	1.98%	1,000	1,015.06	9.95
Class I Shares	0.98%	1,000	1,020.04	4.94

BALANCED FUND
Actual
Class A Shares	1.26%	$1,000	$1,052.80	$6.45
Class C Shares	2.01%	1,000	1,048.80	10.27
Class I Shares	1.01%	1,000	1,054.10	5.17
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.26%	$1,000	$1,018.65	$6.34
Class C Shares	2.01%	1,000	1,014.91	10.10
Class I Shares	1.01%	1,000	1,019.90	5.09

FIXED INCOME FUND
Actual
Class A Shares	0.99%	$1,000	$985.10	$4.90
Class C Shares	1.74%	1,000	981.50	8.60
Class I Shares	0.74%	1,000	986.40	3.66
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.99%	$1,000	$1,020.00	$4.99
Class C Shares	1.74%	1,000	1,016.26	8.75
Class I Shares	0.74%	1,000	1,021.24	3.73

LIMITED MATURITY FIXED INCOME FUND
Actual
Class A Shares	0.89%	$1,000	$969.70	$4.37
Class C Shares	1.64%	1,000	966.10	8.04
Class I Shares	0.64%	1,000	972.10	3.15
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.89%	$1,000	$1,020.49	$4.48
Class C Shares	1.64%	1,000	1,016.75	8.25
Class I Shares	0.64%	1,000	1,021.74	3.23
(1)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

ABOUT SHAREHOLDER AND FUND EXPENSES

	Annualized Expense Ratio	Beginning Account Value December 1, 2006	Ending Account Value May 31, 2007	Expenses Paid During Period(1)

INTERMEDIATE TAX EXEMPT BOND FUND
Actual
Class A Shares	0.84%	$1,000	$1,002.20	$4.19
Class C Shares	1.59%	1,000	1,000.10	7.93
Class I Shares	0.59%	1,000	1,003.40	2.95
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.84%	$1,000	$1,020.74	$4.23
Class C Shares	1.59%	1,000	1,017.00	8.00
Class I Shares	0.59%	1,000	1,021.99	2.97

TREASURY MONEY MARKET FUND
Actual
Class A Shares	0.63%	$1,000	$1,022.30	$3.18
Class I Shares	0.38%	1,000	1,021.30	1.91
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.63%	$1,000	$1,021.79	$3.18
Class I Shares	0.38%	1,000	1,023.04	1.92

MONEY MARKET FUND
Actual
Class A Shares	0.82%	$1,000	$1,022.60	$4.13
Class I Shares	0.57%	1,000	1,023.90	2.88
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.82%	$1,000	$1,020.84	$4.13
Class I Shares	0.57%	1,000	1,022.09	2.87
(1)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Mid Cap Growth Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities of mid-capitalization companies (i.e., companies whose market capitalization falls within the range tracked by the Russell Mid Cap Growth Index at the time of purchase).

INVESTMENT RISKS:    Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Mid capitalization and growth stocks typically carry additional risk, since smaller companies generally have higher risk of failure and growth stocks generally have been more susceptible to market, economic and individual company developments and, in each case historically, these stocks have experienced a greater degree of volatility. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended May 31, 2007, Regions Morgan Keegan Select Mid Cap Growth Fund’s Class A Shares had a total return of 10.00%, based on net asset value. The Russell Mid Cap Growth Index(1), the Fund’s benchmark, had a total return of 11.91% during the same period. The Fund’s return was also below its peers, as the Lipper Mid Cap Growth Index(2) showed an average return of 15.08%.

All economic sectors advanced over the past six months. The Fund’s performance was led by investments in energy, industrials and health care. Despite positive returns from investments in the technology and material sectors, the Fund’s holdings underperformed the index returns for those sectors.

Individual stocks that led the Fund’s performance were: NRG Energy, Inc., +54%; Precision Castparts Corp., +59%; Jacobs Engineering Group, Inc., +38%; Smith International, Inc., +32%; and A.G. Edwards, Inc., +53%; Less desirable investments were: Newmont Mining Corporation, –13%; Jabil Circuit, Inc., –18%; Varian Medical Systems, Inc., –18%; AMR Corporation, –11%; and BJ Services Company, –13%.

The bond market has recently come under some pressure. Easy money has allowed stocks to rise with the potential for merger and acquisition activity to flourish. While the fundamental outlook for stocks still appears favorable, in our view, higher cost of funds could cause some concern for investors. As such, as the stock market may continue to work its way higher, but volatility, due to bond market concerns, could increase.

Charles A. Murray, CFA Senior Portfolio Manager Morgan Asset Management, Inc.	David P. McGrath, CFA Senior Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

TOP TEN EQUITY HOLDINGS†

AS OF MAY 31, 2007

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
SII	Smith International, Inc.	2.9%	FTI	FMC Technologies, Inc.	2.3%
LRCX	Lam Research Corporation	2.8%	PCP	Precision Castparts Corp.	2.2%
MDY	Midcap Standard & Poors Trust Series 1	2.6%	DST	DST Systems, Inc.	1.9%
BTU	Peabody Energy Corporation	2.5%	OII	Oceaneering International, Inc.	1.8%
NBL	Noble Energy, Inc.	2.4%	ABX	Barrick Gold Corporation	1.8%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF MAY 31, 2007

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING		% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Energy	26.5%	Basic Materials	5.7%
Consumer Products	23.8%	Communications	3.6%
Technology	14.8%	Exchange Traded Funds	3.6%
Industrials	10.0%	Utilities	1.9%
Financials	6.4%	Short-Term Investments	3.7%

		Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTIONS

(1)

The Russell Mid Cap Growth Index tracks equity securities of medium-sized companies whose market capitalization falls within the $1.4 billion to $22.4 billion range. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Lipper Mid Cap Growth Index is the average return of the 30 largest mid-cap growth funds. Funds in the index are rebalanced quarterly. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Growth Fund—Class A Shares(1) from November 30, 1996 to May 31, 2007 compared to the Russell Mid Cap Growth Index(2).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Growth Fund—Class C Shares from the commencement of investment operations on January 7, 2002 to May 31, 2007 compared to the Russell Mid Cap Growth Index(2).

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Growth Fund—Class I Shares from the commencement of investment operations on June 23, 2004 to May 31, 2007 compared to the Russell Mid Cap Growth Index(2).

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2007	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	3.95%	7.43%	11.14%	15.47%	14.81%
(EXCLUDING SALES LOAD)(1)	10.00%	13.68%	12.40%	16.13%	15.28%
CLASS C SHARES***	8.90%	12.28%	11.84%	N/A	10.03%
(EXCLUDING CDSC)	10.00%	13.42%	11.84%	N/A	10.03%
CLASS I SHARES	9.99%	13.78%	N/A	N/A	14.43%
RUSSELL MID CAP GROWTH INDEX(2)	11.91%	21.34%	13.18%	9.15%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)

The Russell Mid Cap Growth Index tracks equity securities of medium-sized companies whose market capitalization falls within the $1.4 billion to $22.4 billion range. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on June 30, 1993, January 7, 2002 and June 23, 2004, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Shares			Value
Common Stocks–92.4%

		Basic Materials–5.6%
		Chemicals–0.3%
30,000		Airgas, Inc.	$1,279,200
		Iron/Steel–1.3%
40,000		Carpenter Technology Corporation	5,302,800
		Mining–4.0%
240,000		Barrick Gold Corporation	6,991,200
140,000		Newmont Mining Corporation	5,695,200
80,000	(1)	Titanium Metals Corporation	2,768,000

		Total	15,454,400

		Total Basic Materials	22,036,400

		Communications–3.6%
		Internet–1.7%
70,000	(1)	F5 Networks, Inc.	5,688,200
70,000	(1)	Emdeon Corporation	1,056,300

		Total	6,744,500

		Media–0.3%
24,000	(1)	EchoStar Communications Corporation	1,105,440
		Telecommunications–1.6%
60,000	(1)	American Tower Corporation	2,590,800
60,000	(1)	Crown Castle International Corp.	2,209,200
40,000	(1)	Ciena Corporation	1,372,800

		Total	6,172,800

		Total Communications	14,022,740

		Consumer Products–23.8%
		Airlines–1.2%
140,000	(1)	AMR Corporation	3,969,000
20,000	(1)	US Airways Group, Inc.	713,000

		Total	4,682,000

		Apparel–0.8%
14,000		Polo Ralph Lauren Corporation	1,365,420
70,000	(1)	The Timberland Company	1,913,800

		Total	3,279,220

		Auto Parts–0.8%
36,000		BorgWarner, Inc.	3,029,760
		Beverages–0.7%
80,000		The Pepsi Bottling Group, Inc.	2,799,200
		Biotechnology–0.2%
20,000	(1)	Vertex Pharmaceuticals Incorporated	597,998
		Commercial Services–1.8%
66,000	(1)	Alliance Data Systems Corporation	5,142,720
50,000		Pharmaceutical Product Development, Inc.	1,825,000

		Total	6,967,720

		Cosmetics/Personal Care–0.5%
50,000		Avon Products, Inc.	1,919,500
		Distribution/Wholesale–0.7%
60,000		Fastenal Company	2,600,400
		Healthcare Products–3.8%
80,000	(1)	Henry Schein, Inc.	4,282,400
36,000	(1)	Patterson Companies, Inc.	1,350,720

Shares			Value
Common Stocks (continued)
40,000	(1)	St. Jude Medical, Inc.	$1,707,600
90,000	(1)	Varian Medical Systems, Inc.	3,627,000
100,000		DENTSPLY International, Inc.	3,614,990

		Total	14,582,710

		Healthcare Services–4.3%
100,000	(1)	Coventry Health Care, Inc.	5,967,000
80,000	(1)	Health Net, Inc.	4,566,400
50,000	(1)	Pediatrix Medical Group, Inc.	2,881,000
40,000	(1)	Wellpoint, Inc.	3,256,400

		Total	16,670,800

		Household Products–0.4%
40,000	(1)	Jarden Corporation	1,704,800
		Pharmaceuticals–4.4%
42,000		Allergan, Inc.	5,230,260
50,000	(1)	Cephalon, Inc.	4,150,500
40,000	(1)	Express Scripts, Inc.	4,084,000
40,000	(1)	Sepracor, Inc.	1,948,000
40,000	(1)	VCA Anatech, Inc.	1,583,200

		Total	16,995,960

		Retail–4.2%
60,000		Advance Auto Parts, Inc.	2,485,200
40,000	(1)	Chico’s FAS, Inc.	1,089,600
56,000	(1)	Dollar Tree Stores, Inc.	2,369,360
40,000		The Men’s Wearhouse, Inc.	2,133,600
110,000	(1)	O’Reilly Automotive, Inc.	4,178,900
50,000	(1)	Tractor Supply Company	2,660,500
40,000		United Auto Group, Inc.	889,200
20,000		Williams-Sonoma, Inc.	677,800

		Total	16,484,160

		Total Consumer Products	92,314,228

		Energy–26.3%
		Coal–4.2%
160,000		Arch Coal, Inc.	6,460,800
180,000		Peabody Energy Corporation	9,727,200

		Total	16,188,000

		Oil & Gas–8.2%
66,000		ENSCO International Incorporated	3,997,620
150,000		Noble Energy, Inc.	9,493,500
70,000	(1)	Newfield Exploration Company	3,362,800
100,000		Patterson-UTI Energy, Inc.	2,642,000
40,000	(1)	Plains Exploration and Production Company	2,116,800
50,000		Sunoco, Inc.	3,985,500
130,000	(1)	Southwestern Energy Company	6,188,000

		Total	31,786,220

		Oil & Gas Services–10.9%
160,000		BJ Services Company	4,692,800
120,000	(1)	FMC Technologies, Inc.	9,072,000
120,000	(1)	Grant Prideco, Inc.	6,814,800
140,000	(1)	Oceaneering International, Inc.	7,005,600
200,000		Smith International, Inc.	11,102,000
70,000	(1)(2)	Weatherford International Ltd.	3,803,800

		Total	42,491,000

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Shares			Value
Common Stocks (continued)
		Pipelines–3.0%
100,000		El Paso Corporation	$1,704,000
70,000		Equitable Resources, Inc.	3,641,400
40,000		Questar Corporation	4,320,400
70,000		The Williams Companies, Inc.	2,223,200

		Total	11,889,000

		Total Energy	102,354,220

		Financials–6.4%
		Diversified Financial Services–4.7%
100,000		Ameriprise Financial, Inc.	6,285,000
80,000		Janus Capital Group, Inc.	2,214,400
54,000		Legg Mason, Inc.	5,455,620
90,000	(1)	The Nasdaq Stock Market, Inc.	2,995,200
14,000	(1)	NYSE Group, Inc.	1,163,120

		Total	18,113,340

		Real Estate Investment Trust Services–1.7%
30,000		Developers Diversified Realty Corporation	1,849,500
50,000		United Dominion Realty Trust, Inc.	1,518,000
70,000		Weingarten Realty Investors	3,266,200

		Total	6,633,700

		Total Financials	24,747,040

		Industrials–10.0%
		Diversified Machinery–2.3%
90,000		Flowserve Corporation	6,246,900
70,000		Graco, Inc.	2,802,800

		Total	9,049,700

		Electronics–1.5%
160,000		Amphenol Corporation	5,724,800
		Engineering & Construction–1.8%
120,000	(1)	Jacobs Engineering Group, Inc.	6,954,000
		Manufacturing–0.4%
40,000		Pall Corporation	1,790,000
		Metal Fabricate & Hardware–2.2%
70,000		Precision Castparts Corp.	8,369,200
		Packaging and Containers–0.6%
40,000		Ball Corporation	2,214,400
		Transportation–1.2.%
50,000		Ryder System, Inc.	2,696,000
50,000	(1,2)	YRC Worldwide, Inc.	2,010,000

		Total	4,706,000

		Total Industrials	38,808,100

		Technology–14.8%
		Computers–4.7%
80,000	(1)	Cognizant Technology Solutions Corporation	6,284,800
90,000	(1,2)	DST Systems, Inc.	7,535,700
90,000	(1)	Synopsys, Inc.	2,386,800
120,000	(1)	Western Digital Corporation	2,257,200

		Total	18,464,500

		Office/ Business Equipment–0.4%
30,000		Pitney Bowes, Inc.	1,432,500

Shares			Value
Common Stocks (continued)
		Semiconductors–7.7%
200,000		Applied Materials, Inc.	$3,820,000
260,000	(1)	Cypress Semiconductor Corporation	5,582,200
80,000		KLA-Tencor Corporation	4,398,400
200,000	(1)	Lam Research Corporation	10,744,000
100,000		Microchip Technology Incorporated	4,058,000
20,000	(1)	MEMC Electronic Materials, Inc.	1,215,600

		Total	29,818,200

		Software–2.0%
44,000		The Dun & Bradstreet Corporation	4,405,720
60,000		Fidelity National Information Services, Inc.	3,235,200

		Total	7,640,920

		Total Technology	57,356,120

		Utilities–1.9%
		Electric–1.9%
100,000	(1)	The AES Corporation	2,373,000
56,000	(1)	NRG Energy, Inc.	4,921,840

		Total	7,294,840

		Total Utilities	7,294,840

		Total Common Stocks (identified cost $259,980,542)	358,933,688

Exchange Traded Funds–3.6%
100,000		Market Vectors Gold Miners	3,916,000
60,000		Midcap Standard & Poors Trust Series 1	10,020,000

		Total	13,936,000

		Total Exchange Traded Funds (identified cost $11,818,026)	13,936,000

Short-Term Investments–23.5%
76,877,332		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	76,877,332
7,226,972		Fidelity Institutional Money Market Fund	7,226,972
7,226,972		Lehman Brothers Institutional Prime Money Market Fund	7,226,972

		Total Short-Term Investments (identified cost $91,331,276)	91,331,276

Certificates of Deposit–7.2%
2,008,756		Unicredito Italiano Yankee, 5.310%, 5/2/2008 (held as collateral for securities lending)	2,008,756
3,011,083		Nordea Bank Finland New York, 5.320%, 2/6/2009 (held as collateral securities lending)	3,011,083
2,005,083		Suntrust Bank, 5.265%, 9/14/2007 (held as collateral for securities lending)	2,005,083
2,005,148		Bank of Ireland, 5.320%, 2/12/2009 (held as collateral for securities lending)	2,005,148

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Shares		Value
Certificates of Deposit (continued)
3,006,158	Calyon New York, 5.305%, 2/13/2009 (held as collateral for securities lending)	$3,006,158
2,493,722	Fortis Bank Yankee, 5.270%, 10/15/2007 (held as collateral for securities lending)	2,493,722
3,004,124	Credit Industriel et Commercial New York, 5.290%, 3/20/2008 held as collateral for securities lending)	3,004,124
2,503,742	Societe Generale Yankee, 5.265%, 9/21/2007 (held as collateral for securities lending)	2,503,742
2,001,754	Dexia Bank Yankee, 5.278%, 1/25/2008 (held as collateral for securities lending)	2,001,754
2,013,173	Washington Mutual Bank, 5.390%, 4/18/2008 (held as collateral for securities lending)	2,013,173
3,017,553	Deutsche Bank AG Yankee, 5.360%, 1/22/2008 (held as collateral for securities lending)	3,017,553
1,000,571	Suntrust Bank, 5.360%, 1/29/2010 (held as collateral for securities lending)	1,000,571

	Total Certificates of Deposit (identified cost $28,070,867)	28,070,867

	Total Investments–126.7% (identified cost $391,200,711)	492,271,831

	Other Assets and Liabilities– net–(26.7)%	(103,798,984)

	Total Net Assets–100.0%	$388,472,847

Call Options Written May 31, 2007

Number of Contracts	Common Stocks/ Expiration Date/Exercise Price	Value
400	Precision Castparts/December/110.00	704,000

	Total Call Options Written (Premiums Received $410,794)	$704,000

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker dealers. See Note 3 to the Financial Statements for additional information about securities lending.

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2007.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Growth Fund seeks growth of capital and income. The Fund invests in common stocks of companies that are expected to achieve above-average growth in earnings.

INVESTMENT RISKS:    Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Growth style stocks are considered to be more susceptible to developments affecting the market/economy and the individual company than common stocks in general. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended May 31, 2007, Regions Morgan Keegan Select Growth Fund’s Class A Shares had a total return of 7.36%, based on net asset value. During the same period, the Standard & Poor’s 500 Index(1) returned 10.16%, and the Standard & Poor’s Citigroup Growth Index(2) returned 8.28% as growth stocks trailed the market once again. The Fund’s return was also below the return of its peer group, the Lipper Large-Cap Growth Index(3) which showed an average return of 9.26%.

The Fund experienced above-average returns in five of the ten economic sectors in the Standard & Poor’s 500 Index. Investments in energy, consumer staples, materials, finance and industrials on average performed well. Investments in information technology and utilities had little relative effect on the return, but the Fund’s holdings in consumer discretionary and health care underperformed their respective Standard & Poor’s 500 Index sectors.

Individual stocks that performed well were: Smith International, Inc., +32%; Caterpillar, Inc., +28%; FMC Technology, Inc., +26%; Transocean, Inc., +26%; and Coventry Health, Inc., +24%. Investments that underperformed during the period were: BJ Services Company, –13%; Newmont Mining Corporation, –13%; Barrick Gold Corporation, –7%; Johnson & Johnson, –3%; and Genentech, Inc., –3%.

The bond market has recently come under some pressure. Easy money has allowed stocks to rise with the potential for merger and acquisition activity to flourish. While the fundamental outlook for stocks still appears favorable, in our view, higher cost of funds could cause some concern for investors. In this setting large-cap stocks might compete favorably relative to mid-cap and small-cap stocks after several years of relative underperformance.

Charles A. Murray, CFA Senior Portfolio Manager Morgan Asset Management, Inc.	David P. McGrath, CFA Senior Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

TOP TEN EQUITY HOLDINGS†

AS OF MAY 31, 2007

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
XOM	Exxon Mobil Corporation	5.2%	JNJ	Johnson & Johnson	2.8%
SLB	Schlumberger Limited	4.5%	AIG	American International Group, Inc.	2.6%
CSCO	Cisco Systems, Inc.	3.6%	PG	The Procter & Gamble Company	2.5%
IBM	International Business Machines Corporation	3.3%	UNH	UnitedHealth Group Incorporated	2.4%
GE	General Electric Company	2.8%	BHI	Baker Hughes Incorporated	2.4%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF MAY 31, 2007

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING		% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Energy	25.5%	Financials	7.9%
Technology	16.3%	Communications	6.6%
Healthcare	15.5%	Basic Materials	3.1%
Consumer Products	14.6%	Exchange Traded Funds	0.8%
Industrials	8.6%	Short-Term Investments	1.1%

		Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTIONS

(1)

The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)

The Standard & Poor’s Citigroup Growth Index is a capitalization-weighted index of stocks in the Standard & Poor’s 500 Index having the highest price to book ratios. The index consists of approximately half of the Standard & Poor’s 500 Index on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Lipper Large Cap Growth Index is the average return of the 30 largest large-cap growth funds. Funds in the index are rebalanced quarterly. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Growth Fund—Class A Shares(1) from November 30, 1996 to May 31, 2007 compared to the Standard & Poor’s 500 Index(2), a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Growth Fund—Class C Shares from the commencement of investment operations on January 7, 2002 to May 31, 2007 compared to the Standard & Poor’s 500 Index (2), a broad-based market index.

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Growth Fund—Class I Shares from the commencement of investment operations on May 19, 2005 to May 31, 2007 compared to the Standard & Poor’s 500 Index (2), a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2007	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	1.45%	7.91%	5.85%	4.55%	7.75%
(EXCLUDING SALES LOAD)(1)	7.36%	14.19%	7.05%	5.14%	8.15%
CLASS C SHARES***	6.16%	12.66%	6.41%	N/A	3.79%
(EXCLUDING CDSC)	7.24%	13.80%	6.41%	N/A	3.79%
CLASS I SHARES	7.48%	14.50%	N/A	N/A	12.36%
STANDARD & POOR’S 500 INDEX(2)	10.16%	22.63%	9.42%	7.76%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)

The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on April 20, 1992, January 7, 2002 and May 19, 2005, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Shares			Value
Common Stocks–98.1%

		Basic Materials–3.1%
		Iron/Steel–0.8%
50,000		Nucor Corporation	$3,377,000
		Mining–2.3%
220,000		Barrick Gold Corporation	6,408,600
100,000		Newmont Mining Corporation	4,068,000

		Total	10,476,600

		Total Basic Materials	13,853,600

		Communications–6.6%
		Internet–1.6%
14,000	(1)	Google Inc.	6,970,726
		Media–0.5%
90,000	(1)(2)	Comcast Corporation (Special Class A)	2,446,200
		Telecommunications–4.5%
600,000	(1)	Cisco Systems, Inc.	16,152,000
90,000		QUALCOMM Incorporated	3,865,500

		Total	20,017,500

		Total Communications	29,434,426

		Consumer Products–14.6%
		Agriculture–2.8%
150,000		Altria Group, Inc.	10,665,000
60,000		Archer Daniels Midland Company	2,102,400

		Total	12,767,400

		Beverages–1.8%
120,000		PepsiCo, Inc.	8,199,600
		Biotechnology–3.0%
20,000	(1)	Amgen Inc.	1,129,000
50,000	(1)(2)	Celgene Corporation	3,059,950
60,000	(1)(2)	Genentech, Inc.	4,786,200
70,000	(1)(2)	Genzyme Corporation	4,513,607

		Total	13,488,757

		Cosmetics/Personal Care–2.6%
180,000		The Procter & Gamble Company	11,439,000
		Retail–4.4%
60,000		CVS Corporation	2,312,400
200,000		Lowe’s Companies, Inc.	6,564,000
40,000		Target Corporation	2,497,200
120,000		The Home Depot, Inc.	4,664,400
80,000		Wal-Mart Stores, Inc.	3,808,000

		Total	19,846,000

		Total Consumer Products	65,740,757

		Energy–25.5%
		Coal–0.2%
18,000	(2)	Peabody Energy Corporation	972,720
		Oil & Gas–11.7%
280,000		Exxon Mobil Corporation	23,287,600
30,000		Chevron Corporation	2,444,700
30,000		Noble Corporation	2,771,700
70,000		Noble Energy, Inc.	4,430,300
40,000	(2)	Sunoco, Inc.	3,188,400

Shares			Value
Common Stocks (continued)
70,000	(1)(2)	Transocean Inc.	$6,876,800
160,000		XTO Energy Inc.	9,281,600

		Total	52,281,100

		Oil & Gas Services–13.6%
130,000	(2)	Baker Hughes Incorporated	10,722,400
260,000		BJ Services Company	7,625,800
80,000	(1)(2)	FMC Technologies, Inc.	6,048,000
200,000		Halliburton Company	7,190,000
30,000	(1)(2)	Oceaneering International, Inc.	1,501,200
260,000		Schlumberger Limited	20,246,200
140,000	(2)	Smith International, Inc.	7,771,400

		Total	61,105,000

		Total Energy	114,358,820

		Financials–8.0%
		Diversified Financial Services–5.4%
120,000		American Express Company	7,797,600
100,000		Ameriprise Financial, Inc.	6,285,000
60,000		Citigroup, Inc.	3,269,400
1,000		Chicago Mercantile Exchange Holdings, Inc.	531,000
20,000	(1)(2)	NYSE Group, Inc.	1,661,600
20,000		The Goldman Sachs Group, Inc.	4,616,400

		Total	24,161,000

		Insurance–2.6%
160,000		American International Group, Inc.	11,574,400

		Total Financials	35,735,400

		Healthcare–15.5%
		Healthcare Products–4.1%
200,000		Johnson & Johnson	12,654,000
80,000		Medtronic, Inc.	4,253,600
30,000	(1)	St. Jude Medical, Inc.	1,280,700

		Total	18,188,300

		Healthcare Services–5.0%
100,000	(1)	Coventry Health Care, Inc.	5,967,000
200,000		UnitedHealth Group Incorporated	10,954,000
70,000	(1)(2)	WellPoint, Inc.	5,698,700

		Total	22,619,700

		Pharmaceuticals–6.4%
100,000		Abbott Laboratories	5,635,000
28,000		Allergan, Inc.	3,486,840
70,000	(1)(2)	Gilead Sciences, Inc.	5,793,900
280,000		Pfizer Inc.	7,697,200
110,000		Wyeth	6,362,400

		Total	28,975,340

		Total Healthcare	69,783,340

		Industrials–8.5%
		Aerospace/Defense–1.3%
80,000		United Technologies Corporation	5,644,000
		Electrical Components & Equipment–1.1%
100,000		Emerson Electric Co.	4,845,000
		Machinery-Construction & Mining–1.7%
100,000		Caterpillar Inc.	7,858,000

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Shares			Value
Common Stocks (continued)
		Manufacturing–2.8%
340,000		General Electric Company	$12,777,200
		Transportation–1.6%
24,000		Burlington Northern Santa Fe Corporation	2,235,120
70,000	(2)	United Parcel Service, Inc.	5,037,900

		Total	7,273,020

		Total Industrials	38,397,220

		Technology–16.3%
		Computers–6.0%
20,000	(1)	Apple Computer, Inc.	2,423,820
32,000	(1)(2)	Cognizant Technology Solutions Corporation	2,513,920
120,000	(1)(2)	EMC Corporation	2,026,800
140,000		International Business Machines Corporation	14,924,000
60,000	(1)(2)	Network Appliance, Inc.	1,929,594
20,000	(1)(2)	Research In Motion Limited	3,321,600

		Total	27,139,734

		Semiconductors–5.7%
400,000	(2)	Applied Materials, Inc.	7,640,000
180,000		Intel Corporation	3,992,382
108,000	(2)	KLA-Tencor Corporation	5,937,840
80,000	(1)(2)	Lam Research Corporation	4,297,600
100,000		Texas Instruments Incorporated	3,536,000

		Total	25,403,822

		Software–4.6%
80,000	(1)	Citrix Systems, Inc.	2,688,800
24,000	(2)	MasterCard Incorporated	3,589,200
160,000		Microsoft Corporation	4,910,416
500,000	(1)	Oracle Corporation	9,690,000

		Total	20,878,416

		Total Technology	73,421,972

		Total Common Stocks (identified cost $317,605,808)	440,725,535

Exchange Traded Funds–0.8%
		Equity Fund–0.8%
90,000	(2)	Market Vectors Gold Miners	3,524,400

		Total Exchange Traded Funds (identified cost $3,600,246)	3,524,400

Short-Term Investments–10.1%
40,331,945		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	40,331,946
2,498,315		Fidelity Institutional Money Market Portfolio	2,498,315
2,498,316		Lehman Brothers Prime Money Fund	2,498,316

		Total Short-Term Investments (identified cost $45,328,577)	45,328,577

Shares		Value
Certificates of Deposit–4.9%
2,005,148	Bank of Ireland, 5.320%, 2/12/2009 (held as collateral for securities lending)	$2,005,148
2,004,105	Calyon New York, 5.305%, 2/13/2009 (held as collateral for securities lending)	2,004,105
2,002,749	Credit Industriel et Commercial New York, 5.290%, 3/20/2008 (held as collateral for securities lending)	2,002,749
3,017,554	Deutsche Bank Ag Yankee, 5.360%, 1/22/2008 (held as collateral for securities lending)	3,017,554
2,001,754	Dexia Bank Yankee, 5.278%, 1/25/2008 (held as collateral for securities lending)	2,001,754
1,994,977	Fortis Bank Yankee, 5.270%, 10/15/2007 (held as collateral for securities lending)	1,994,977
2,509,236	Nordea Bank Finland New York, 5.320%, 2/6/2009 (held as collateral for securities lending)	2,509,236
2,503,742	Societe Generale Yankee, 5.265%, 9/21/2007 (held as collateral for securities lending)	2,503,742
2,005,083	Suntrust Bank, 5.265%, 9/14/2007 (held as collateral for securities lending)	2,005,083
2,008,756	Unicredito Italiano Yankee, 5.310%, 5/2/2008 (held as collateral for securities lending)	2,008,756

	Total Certificates of Deposit (identified cost $22,053,104)	22,053,104

	Total Investments–113.9% (identified cost $388,587,735)	511,631,616

	Other Assets and Liabilities–net–(13.9)%	(62,469,745)

	Total Net Assets–100.0%	$449,161,871

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker dealers. See Note 3 to the financial statements for additional information about securities lending.

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2007.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Core Equity Fund (formerly Regions Morgan Keegan Select LEADER Growth & Income Fund) seeks long-term growth of capital, current income and growth of income. The Fund typically invests in a combination of growth stocks and value stocks. By investing in a blend of stocks that demonstrate strong long-term earnings potential and undervalued stocks, the Fund seeks to achieve strong returns with less volatility.

INVESTMENT RISKS:    Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Growth style stocks are considered to be more susceptible to developments affecting the market/economy and the individual company than common stocks in general. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended May 31, 2007, Regions Morgan Keegan Select Core Equity Fund’s Class A Shares had a total return of 9.58%, based on net asset value. The Standard & Poor’s 500 Index(1) and the Lipper Large-Cap Core Funds Index(2), the Fund’s benchmarks, had total returns of 10.16% and 14.01%, respectively, during the same period.

Six months ago, investors anticipated a cut in interest rates from the Federal Open Market Committee and a slowing domestic economy. Instead, the Federal Open Market Committee did not cut interest rates while the economy slowed. As a result, the rally in stocks dissipated in the first quarter of the year. Profit growth estimates were low in light of Gross Domestic Product growth of less than one percent. However, when all the first quarter earnings reports were in, profit growth was over double the expectation of three percent. The weak dollar and global economic growth were additive to profits, and the focus of investors shifted from lagging domestic growth to strong global growth. Subsequently, bond rates in the U.S. started rising in light of global growth but also in response to rebounding domestic growth.

Many of the stocks in our portfolio have significant international sales and are benefiting from the weaker U.S. dollar and global growth. However, the rebounding domestic economy should particularly benefit our portfolio as earnings outlooks continue to improve.

Better-than-expected earnings benefited many of the investments held in the Fund. This was true in the healthcare sector where positive earnings surprises helped two top performers Medco Health Solutions, Inc. and Gilead Sciences, Inc. The continued rising demand for energy worldwide is pushing energy prices higher. As energy prices rose, our holdings of Marathon Oil Corporation and Smith International, Inc. did well. The energy-related move to ethanol and the increased demand for food from emerging countries has pushed grain prices to multi-year highs. Monsanto Company, a beneficiary of the agricultural boom and the only large-cap pure play for seeds, performed well for the Fund.

A slight overweight in financials was a negative allocation effect. While merger and acquisition activity benefited investment banks, the postponement of an interest rate cut by the Federal Open Market Committee worked as a negative for regional banks. Individual stocks that underperformed were Bank of America Corporation, Wachovia Corporation, and Wells Fargo & Company. In the information technology sector, NVIDIA Corporation underperformed.

Healthy returns are still being generated in the equity market. Our mix of stocks, both growth and value coupled with international sales exposure seems to be an attractive mix for the coming six months especially as the economy rebounds and earnings expectations further improve.

Walter A. Hellwig Senior Portfolio Manager Morgan Asset Management, Inc.	John B. Russell Assistant Portfolio Manager Morgan Asset Management, Inc.

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

TOP TEN EQUITY HOLDINGS†

AS OF MAY 31, 2007

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
MET	MetLife, Inc	4.7%	VLO	Valero Energy Corporation	3.1%
JPM	JPMorgan Chase & Co.	4.3%	MO	Altria Group, Inc.	2.9%
BNI	Burlington Northern Santa Fe Corp.	3.2%	XOM	Exxon Mobil Corporation	2.9%
GS	The Goldman Sachs Group, Inc.	3.2%	GILD	Gilead Sciences, Inc.	2.9%
BAC	Bank of America Corporation	3.1%	HPQ	Hewlett-Packard Company	2.8%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF MAY 31, 2007

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Financials	22.7%	Healthcare	11.2%
Technology	13.6%	Communications	10.6%
Industrials	12.6%	Basic Materials	2.9%
Energy	12.1%	Utilities	2.2%
Consumer Products	11.9%	Short-Term Investments	0.2%

		Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTIONS

(1)

The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)

The Lipper Large-Cap Core Funds Index consists of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the Standard & Poor’s SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the Standard & Poor’s 500 Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Core Equity Fund—Class A Shares from the commencement of investment operations on October 26, 2000 to May 31, 2007 compared to the Standard & Poor’s 500 Index(1), a broad-based market index, and the Lipper Large-Cap Core Funds Index(2).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Core Equity Fund—Class C Shares from the commencement of investment operations on April 3, 2006 to May 31, 2007 compared to the Standard & Poor’s 500 Index(1), a broad-based market index, and the Lipper Large-Cap Core Funds Index(2).

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Core Equity Fund—Class I Shares from November 30, 1996 to May 31, 2007 compared to the Standard & Poor’s 500 Index(1), a broad-based market index, and the Lipper Large-Cap Core Funds Index(2).

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2007	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(3)	3.55%	5.89%	5.37%	N/A	0.24%
(EXCLUDING SALES LOAD)	9.58%	12.05%	6.57%	N/A	1.10%
CLASS C SHARES***	8.30%	10.65%	N/A	N/A	N/A
(EXCLUDING SALES LOAD)	9.40%	11.76%	N/A	N/A	N/A
CLASS I SHARES(3)	9.67%	12.33%	6.85%	5.91%	9.49%
STANDARD & POOR’S 500 INDEX(1)	10.16%	22.63%	9.42%	7.76%	N/A
LIPPER LARGE-CAP CORE FUNDS INDEX(2)	14.01%	25.99%	15.15%	9.02%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)

The Lipper Large-Cap Core Funds Index consists of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the Standard & Poor’s SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the Standard & Poor’s 500 Index. It is not possible to invest directly in an index.

(3)

The Fund began operations on February 18, 2005 as the successor to a substantially similar fund. On that date, the Fund merged with LEADER Growth & Income Fund, a series of LEADER Mutual Funds, and assumed that portfolio’s operating history and performance record. The Fund’s performance prior to February 18, 2005 is that of the Fund’s predecessor, the inception date of which was October 26, 2000 (Class A Shares) and September 1, 1994 (Class I Shares) and reflects fees and expenses paid by the predecessor fund’s Class A Shares and Class I Shares. Effective April 1, 2006, Regions Morgan Keegan Select LEADER Growth & Income Fund changed its name to Regions Morgan Keegan Select Core Equity Fund. The Fund’s Class C Shares commenced investment operations on April 3, 2006.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Shares			Value
Common Stocks–99.8%

		Basic Materials–3.0%
		Chemicals–3.0%
10,000		Air Products and Chemicals, Inc.	$779,900
22,000		Monsanto Company	1,355,200

		Total Basic Materials	2,135,100

		Communications–10.6%
		Media–1.2%
25,000		The Walt Disney Company	886,000
		Telecommunications–9.4%
45,000		AT&T Inc.	1,860,300
40,000	(1)	Cisco Systems, Inc.	1,076,800
80,000	(1)	Corning Incorporated	2,000,000
325,000	(1)	Level 3 Communications, Inc.	1,888,283

		Total	6,825,383

		Total Communications	7,711,383

		Consumer Products–11.8%
		Agriculture–2.9%
30,000		Altria Group, Inc.	2,133,000
		Apparel–3.0%
15,000	(1)	Coach, Inc.	770,400
15,000		V. F. Corporation	1,406,700

		Total	2,177,100

		Beverages–0.9%
10,000		PepsiCo, Inc.	683,300
		Food–1.0%
20,760		Kraft Foods, Inc.	702,518
		Retail–2.2%
20,000		J. C. Penney Company, Inc.	1,609,600
		Toys/Games/Hobbies–1.8%
40,000		Hasbro, Inc.	1,286,000

		Total Consumer Products	8,591,518

		Energy–12.1%
		Oil & Gas–10.6%
10,000		Chevron Corporation	814,900
25,000		Exxon Mobil Corporation	2,079,250
10,000		Marathon Oil Corporation	1,238,100
30,000		Valero Energy Corporation	2,238,600
22,000		XTO Energy, Inc.	1,276,220

		Total	7,647,070

		Oil & Gas Services–1.5%
20,000		Smith International, Inc.	1,110,200

		Total Energy	8,757,270

		Financials–22.7%
		Banks–7.3%
45,000		Bank of America Corporation	2,281,950
36,600		Mellon Financial Corporation	1,585,878
40,000		Wells Fargo & Company	1,443,600

		Total	5,311,428

		Diversified Financial Services–7.5%
60,000		JPMorgan Chase & Co.	3,109,800
10,000		The Goldman Sachs Group, Inc.	2,308,200

		Total	5,418,000

Shares			Value
Common Stocks (continued)
		Insurance–7.9%
30,000		Loews Corporation	$1,530,900
50,000		MetLife, Inc.	3,400,000
7,500		Prudential Financial, Inc.	765,150

		Total	5,696,050

		Total Financials	16,425,478

		Healthcare–11.2%
		Health Care Services–5.6%
30,000	(1)	Coventry Health Care, Inc.	1,790,100
12,000		UnitedHealth Group Incorporated	657,240
20,000	(1)	WellPoint, Inc.	1,628,200

		Total	4,075,540

		Pharmaceuticals–5.6%
25,000	(1)	Gilead Sciences, Inc.	2,069,250
25,000	(1)	Medco Health Solutions, Inc.	1,944,000

		Total	4,013,250

		Total Healthcare	8,088,790

		Industrials–12.7%
		Aerospace/Defense–3.4%
13,000		Raytheon Company	722,800
25,000		United Technologies Corporation	1,763,750

		Total	2,486,550

		Electronics–2.3%
30,000	(1)	Thermo Fisher Scientific, Inc.	1,638,000
		Machinery–Diversified–1.7%
10,000		Deere & Company	1,204,700
		Manufacturing–2.1%
40,000		General Electric Company	1,503,200
		Transportation–3.2%
25,000		Burlington Northern Santa Fe Corporation	2,328,250

		Total Industrials	9,160,700

		Technology–13.5%
		Computers–5.5%
13,000	(1)	Apple Inc.	1,575,483
45,000		Hewlett-Packard Company	2,056,950
20,000	(1)	Western Digital Corporation	376,200

		Total	4,008,633

		Semiconductors–1.1%
15,000		KLA-Tencor Corporation	824,700
		Software–6.9%
30,000		Fidelity National Information Services, Inc.	1,617,600
53,500		Microsoft Corporation	1,641,920
90,000	(1)	Oracle Corporation	1,744,200

		Total	5,003,720

		Total Technology	9,837,053

		Utilities–2.2%
		Electric–2.2%
30,000	(1)	Allegheny Energy, Inc.	1,601,700

		Total Common Stocks (identified cost $52,299,498)	72,308,992

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Shares		Value
Short-Term Investments–0.2%
88,001	Fidelity Institutional Money Market Portfolio	$88,001
88,001	Lehman Brothers Prime Money Fund	88,001

	Total Short-Term Investments (identified cost $176,002)	176,002

	Total Investments–100.0% (identified cost $52,475,500)	72,484,994

	Other Assets and Liabilities–net–0.0%	14,809

	Total Net Assets–100.0%	$72,499,803

(1)	Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2007.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Mid Cap Value Fund seeks long-term capital appreciation. The Fund invests its assets primarily in equity securities of companies with mid-capitalizations (i.e., companies whose market capitalization fall within the range tracked by the Russell Mid Cap Value Index at the time of purchase) that are judged by the Adviser to be undervalued.

INVESTMENT RISKS:    Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended May 31, 2007, Regions Morgan Keegan Select Mid Cap Value Fund’s Class A Shares had a total return of 11.33%, based on net asset value. The Russell Mid Cap Value Index(1) set a challenging pace with its total return of 13.01% during the same period. The Fund’s underperformance for this period relative to its benchmark was largely due to disappointing returns for a few holdings in the healthcare and consumer discretionary sectors. Following a relatively strong fourth quarter of 2006, the U.S. equity markets continued their upward pace into 2007, particularly for large-cap stocks as represented by the Dow Jones Industrial Average which surpassed its all-time record level in December 2006. Overall, the stock market was bolstered by a wave of takeover and buyout announcements, accompanied by what most investors have observed to be a fairly balanced economic environment of moderate growth and an outlook for manageable levels of inflation.

From a sector perspective, the Fund’s holdings in the information technology services, financials, consumer staples sectors, and to a lesser extent industrials, were some of the key positive contributors to overall performance relative to the Fund’s benchmark. With respect to specific stocks, the Fund benefited from strong contributions by Anixter International, Inc.; Sabre Holdings Corporation; Supervalu Inc.; and The Brink’s Company.

Fund holdings that most adversely impacted performance were observed primarily in the heathcare and consumer discretionary sectors. With respect to specific stocks, Fund performance was adversely impacted by SLM Corporation; The Interpublic Group of Companies, Inc.; Popular, Inc.; Omnicare, Inc.; and MBIA, Inc.

With respect to our outlook for the remainder of 2007, we believe the U.S. equity markets are still poised to post favorable results, but given the recent record setting run, especially for large-cap stocks, we would not be surprised to see a market correction before year end. Another factor driving record stock market returns is the continued mania for mergers and acquisitions (“M&A”). The value of M&A transactions is expected to reach $1 trillion in 2007, which would result in the third consecutive year of it reaching or exceeding this level. In our opinion, this trend is likely to continue if interest rates remain low and buyers remain disciplined. A continuation of the strong M&A market tends to provide a floor on stock prices and encourages investors in believing that the market and stocks generally continue to offer good value.

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

In this environment, we are closely reviewing the equity markets for suitable opportunities as well as the Fund’s holdings’ exposure to risk, particularly in what could be a tightening credit environment in the months to come. However, we continue to believe that our focus on high quality business franchises will serve us well in this type of environment as well as provide some attractive opportunities over time among the fray, given a longer term perspective. Our portfolio companies possess strong business and attractive cash flow characteristics, and in our opinion, are likely to weather the impact of a slowing economy and volatile markets better than most.

Eric T. McKissack, CFA

Chief Investment Officer

Channing Capital Management, LLC

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. and Channing Capital Management, LLC disclaim any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

TOP TEN EQUITY HOLDINGS†

AS OF MAY 31, 2007

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
BCO	The Brink’s Company	4.3%	RX	IMS Health Incorporated	3.1%
MKL	Markel Corporation	3.5%	AXE	Anixter International, Inc.	3.0%
MBI	MBIA, Inc.	3.3%	HEW	Hewitt Associates, Inc.	3.0%
SVU	SUPERVALU, Inc.	3.1%	ACN	Accenture, Ltd.	2.9%
TRB	Tribune Company	3.1%	GWW	W.W. Grainger, Inc.	2.9%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF MAY 31, 2007

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING		% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Consumer Products	29.8%	Technology	5.7%
Financials	23.9%	Basic Materials	4.4%
Communications	12.3%	Utilities	2.4%
Industrials	12.0%	Energy	1.7%
Healthcare	4.9%	Short-Term Investments	2.9%

		Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

(1)

The Russell Mid Cap Value Index tracks equity securities of medium-sized companies whose market capitalization falls within the $1.5 billion to $19.7 billion range. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Value Fund—Class A Shares(1) from the commencement of investment operations on December 9, 2002 to May 31, 2007 compared to the Russell Mid Cap Value Index(2).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Value Fund—Class C Shares from the commencement of investment operations on December 9, 2002 to May 31, 2007 compared to the Russell Mid Cap Value Index(2).

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Value Fund—Class I Shares from the commencement of investment operations on May 10, 2005 to May 31, 2007 compared to the Russell Mid Cap Value Index(2).

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2007	SIX MONTHS*	1 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	5.21%	13.49%	13.65%
(EXCLUDING SALES LOAD)(1)	11.33%	20.10%	15.09%
CLASS C SHARES***	10.11%	18.64%	14.58%
(EXCLUDING CDSC)	11.22%	19.83%	14.58%
CLASS I SHARES	11.38%	20.35%	15.07%
RUSSELL MID CAP VALUE INDEX(2)	13.01%	26.42%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)	Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares.
(2)

The Russell Mid Cap Value Index tracks equity securities of medium-sized companies whose market capitalization falls within the $1.5 billion to $19.7 billion range. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Fund’s Class A Shares and Class C Shares commenced investment operations on December 9, 2002 and the Fund’s Class I Shares commenced investment operations on May 10, 2005.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Shares			Value
Common Stocks–97.2%

		Basic Materials–4.4%
		Chemicals–2.4%
48,600		Airgas, Inc.	$2,072,304
		Mining–2.0%
49,800		Compass Minerals International, Inc.	1,700,670

		Total Basic Materials	3,772,974

		Communications–12.4%
		Advertising–3.5%
118,600	(1)(2)	The Interpublic Group of Companies, Inc.	1,393,550
15,100		Omnicom Group, Inc.	1,590,030

		Total	2,983,580

		Media–3.1%
82,400	(2)	Tribune Company	2,653,280
		Telecommunications–5.8%
35,600	(1)(2)	Anixter International, Inc.	2,629,416
151,877		Citizens Communication Company	2,407,251

		Total	5,036,667

		Total Communications	10,673,527

		Consumer Products–29.9%
		Apparel–2.8%
91,600	(1)(2)	Hanesbrands, Inc.	2,390,760
		Office Furnishings–2.5%
58,900		Herman Miller, Inc.	2,120,400
		Commercial Services–9.9%
61,700		Accenture Ltd.	2,525,998
90,300	(1)(2)	Corinthian Colleges	1,319,283
51,400		Equifax, Inc.	2,160,342
86,000	(1)(2)	Hewitt Associates, Inc.	2,581,720

		Total	8,587,343

		Distribution/Wholesale–2.9%
28,100		W.W. Grainger, Inc.	2,474,205
		Food–8.2%
44,500		H. J. Heinz Company	2,117,310
39,800		The J.M. Smucker Company	2,296,460
55,749		SUPERVALU, Inc.	2,655,882

		Total	7,069,652

		Leisure Time–2.1%
42,900	(2)	Royal Caribbean Cruises Ltd.	1,865,292
		Retail–1.5%
47,300	(2)	Ruby Tuesday, Inc.	1,304,061

		Total Consumer Products	25,811,713

		Energy–1.7%
		Oil & Gas Services–1.7%
19,600	(1)(2)	Universal Compression Holdings, Inc.	1,456,476

		Total Energy	1,456,476

		Financials–24.0%
		Banks–2.7%
48,000	(2)	Marshall & Ilsley Corporation	2,303,520

Shares			Value
Common Stocks (continued)
		Diversified Financial Services–9.2%
16,600	(1)(2)	Affiliated Managers Group, Inc.	$2,161,320
22,000		Legg Mason, Inc.	2,222,660
10,200	(2)	The Student Loan Corporation	2,093,550
29,400		T. Rowe Price Group, Inc.	1,509,690

		Total	7,987,220

		Insurance–12.1%
78,000		Assured Guaranty Ltd.	2,307,240
54,000	(2)	Aon Corporation	2,317,680
42,300	(2)	MBIA, Inc.	2,815,065
6,073	(1)	Markel Corporation	2,993,989

		Total	10,433,974

		Total Financials	20,724,714

		Healthcare–4.9%
		Healthcare Products–1.0%
15,600		The Cooper Companies, Inc.	860,184
		Healthcare Services–2.3%
49,600	(1)	Lincare Holdings, Inc.	1,988,464
		Pharmaceuticals–1.6%
38,100		Omnicare, Inc.	1,425,702

		Total Healthcare	4,274,350

		Industrials–11.9%
		Diversified Machinery–2.3%
28,900	(2)	Flowserve Corporation	2,005,949
		Environmental Control–2.9%
80,850		Republic Services, Inc.	2,448,138
		Hand/Machine Tools–2.4%
22,800		The Black & Decker Corporation	2,153,004
		Manufacturing–4.3%
56,600		The Brink’s Company	3,731,638

		Total Industrials	10,338,729

		Technology–5.7%
		Software–5.7%
22,900		The Dun & Bradstreet Corporation	2,292,977
80,700		IMS Health Incorporated	2,638,890

		Total Technology	4,931,867

		Utilities–2.3%
		Electric–2.3%
66,700	(2)	DPL Inc.	2,035,017

		Total Utilities	2,035,017

		Total Common Stocks (identified cost $64,425,757)	84,019,367

Short-Term Investments–27.7%
21,432,159		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	21,432,159
1,266,645		Fidelity Institutional Money Market Portfolio	1,266,645

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Shares		Value
Short-Term Investments (continued)
1,266,646	Lehman Brothers Institutional Prime Money Fund	$1,266,646

	Total Short-Term Investments (identified cost $23,965,450)	23,965,450

	Total Investments–124.9% (identified cost $88,391,207)	107,984,817

	Other Assets and Liabilities– net–(24.9)%	(21,563,006)

	Total Net Assets–100.0%	$86,421,811

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker dealers. See Note 3 to the Financial Statements for additional information about securities lending.

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2007.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT VALUE FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Value Fund seeks income and growth of capital. The Fund invests in common and preferred stocks according to a sector-weighting strategy in which attractive market valuation levels are assigned priority over prospects for future earnings growth.

INVESTMENT RISKS:    Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended May 31, 2007, Regions Morgan Keegan Select Value Fund’s Class A Shares had a total return of 10.47%, based on net asset value, while the Standard & Poor’s Citigroup Value Index(1), the Fund’s benchmark, had a total return of 12.27% during the same period.

Six months ago, investors anticipated a cut in interest rates from the Federal Open Market Committee and a slowing domestic economy. Instead, the Federal Open Market Committee did not cut interest rates while the economy slowed. As a result, the rally in stocks dissipated in the first quarter of the year. Profit growth estimates were low in light of gross domestic product growth of less than one percent. However, when all the first quarter earnings reports were in, profit growth was over double the expectation of three percent. The weak dollar and global economic growth were additive to profits, and the focus of investors shifted from lagging domestic growth to strong global growth. Subsequently, bond rates in the U.S. started rising because of strong global growth but also in response to rebounding domestic growth.

Our portfolio has been structured for such an environment. The materials sector is a beneficiary of global growth as emerging economies build out their infrastructures and move to developed economies. As such, the materials sector has been the best performer for the Fund over the past six months. After many years of surplus, many commodities are facing shortages. Whether copper, steel or grain, prices have been strong as the result of global demand rising faster than supply additions. Similarly, continued rising demand for energy worldwide is pushing energy prices higher. The move to ethanol and the increased demand for food from emerging countries has pushed grain prices to multi-year highs.

During the past six months, our underweight in utilities and lack of exposure to REITs detracted from the Fund’s performance. By not owning some of the better performing stocks in these areas, returns for the Fund were curtailed. However, that may change as interest rates rise, and those groups of stocks generally do not perform well in a rising interest rate environment. Also, an overweight in energy was a negative early in the year. Individual stocks that underperformed were Bank of America Corporation, Lehman Brothers Holdings, Inc., Principal Financial Group, Inc., and Wells Fargo & Company.

Some of the top performers for the Fund were Monsanto Company, a beneficiary of the agricultural boom and the only large-cap pure play for seeds; Freeport-McMoran Copper & Gold, Inc., which performed well as the result of global demand for copper; and in the energy sector, Valero Energy Corporation, the nation’s largest independent refiner, outperformed during the period.

The rebounding U.S. economy and continued global growth should benefit our portfolio in the coming six months.

Walter A. Hellwig Senior Portfolio Manager Morgan Asset Management, Inc.

REGIONS MORGAN KEEGAN SELECT VALUE FUND

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

TOP TEN EQUITY HOLDINGS†

AS OF MAY 31, 2007

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
T	AT&T Inc.	4.3%	LTR	Loews Corporation	3.2%
MO	Altria Group, Inc.	3.9%	VMC	Vulcan Materials Company	3.0%
GS	Goldman Sachs Group, Inc.	3.9%	DE	Deere & Company	2.5%
MON	Monsanto Company	3.3%	PFE	Pfizer, Inc.	2.4%
VZ	Verizon Communications, Inc.	3.3%	GE	General Electric Company	2.4%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF MAY 31, 2007

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Financials	19.0%	Industrials	9.3%
Basic Materials .	16.9%	Technology	8.5%
Consumer Products	14.6%	Utilities	5.0%
Energy	14.4%	Short-Term Investments	1.3%

Communications	11.0%	Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

(1)

The Standard & Poor’s 500 Citigroup Value Index is a sub-index of the Standard & Poor’s 500 Index representing 50% of the Standard & Poor’s 500 market capitalization and is comprised of those companies with value characteristics based on a series of ratios. (The Standard & Poor’s 500 Barra Value Index, which the Fund has used in the past as its benchmark, ceased to exist on June 30, 2006. The Standard & Poor’s 500 Barra Value Index was also a sub-index of the Standard & Poor’s 500 Index representing 50% of the Standard & Poor’s 500 Index market capitalization and was comprised of those companies with lower price-to-book ratios.) The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Value Fund—Class A Shares(1) from November 30, 1996 to May 31, 2007 compared to the Standard & Poor’s 500 Citigroup Value Index(2), a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Value Fund—Class C Shares from the commencement of investment operations on February 21, 2002 to May 31, 2007 compared to the Standard & Poor’s 500 Citigroup Value Index(2), a broad-based market index.

REGIONS MORGAN KEEGAN SELECT VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Value Fund—Class I Shares from the commencement of investment operations on June 16, 2004 to May 31, 2007 compared to the Standard & Poor’s 500 Citigroup Value Index(2), a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2007	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	4.40%	9.50%	6.23%	5.47%	8.74%
(EXCLUDING SALES LOAD)(1)	10.47%	15.87%	7.44%	6.07%	9.24%
CLASS C SHARES***	9.02%	13.92%	6.70%	N/A	7.51%
(EXCLUDING CDSC)	10.12%	15.07%	6.70%	N/A	7.51%
CLASS I SHARES	10.67%	16.16%	N/A	N/A	14.06%
STANDARD & POOR’S 500 CITIGROUP VALUE INDEX(2)	12.27%	24.74%	12.18%	9.15%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)

The Standard & Poor’s 500 Citigroup Value Index is a sub-index of the Standard & Poor’s 500 Index representing 50% of the Standard & Poor’s 500 market capitalization and is comprised of those companies with value characteristics based on a series of ratios. (The Standard & Poor’s 500 Barra Value Index, which the Fund has used in the past as its benchmark, ceased to exist on June 30, 2006. The Standard & Poor’s 500 Barra Value Index was also a sub-index of the Standard & Poor’s 500 Index representing 50% of the Standard & Poor’s 500 Index market capitalization and was comprised of those companies with lower price-to-book ratios and had the same returns for the periods shown as the Standard & Poor’s 500 Citigroup Value Index.) Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)

The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on December 19, 1994, February 21, 2002 and June 16, 2004, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

REGIONS MORGAN KEEGAN SELECT VALUE FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Shares			Value
Common Stocks–98.6%

		Basic Materials–16.9%
		Chemicals–7.2%
50,000		Air Products and Chemicals, Inc.	$3,899,500
130,000		Monsanto Company	8,008,000
75,000		Potash Corporation of Saskatchewan, Inc.	5,321,250

		Total	17,228,750

		Iron/Steel–3.0%
25,000		Allegheny Technologies Incorporated	2,889,750
65,000		Nucor Corporation	4,390,100

		Total	7,279,850

		Mining–6.7%
55,000		Freeport-McMoRan Copper & Gold, Inc.	4,328,500
50,000		Southern Copper Corporation	4,434,000
60,000		Vulcan Materials Company	7,181,400

		Total	15,943,900

		Total Basic Materials	40,452,500

		Communications–11.0%
		Telecommunications–11.0%
45,000		CenturyTel, Inc.	2,223,900
50,000		Embarq Corporation	3,213,000
100,000	(1)	Qwest Communications International, Inc.	1,029,000
25,000		Sprint Nextel Corporation	571,250
250,000		AT&T, Inc.	10,335,000
180,000		Verizon Communications, Inc.	7,835,400
75,000		Windstream Corporation	1,126,500

		Total	26,334,050

		Total Communications	26,334,050

		Consumer Products–14.6%
		Agriculture–5.8%
130,000		Altria Group, Inc.	9,243,000
70,000		Reynolds American, Inc.	4,552,800

		Total	13,795,800

		Auto Manufacturers–0.5%
10,000		Toyota Motor Corporation	1,207,600
		Commercial Services–0.3%
15,000	(1)	Monster Worldwide, Inc.	708,150
		Food–1.2%
65,000		Kraft Foods, Inc.	2,199,600
20,000		The Kroger Co.	606,400

		Total	2,806,000

		Healthcare Services–1.7%
50,000	(1)	WellPoint, Inc.	4,070,500
		Pharmaceuticals–3.7%
40,000	(1)	Medco Health Solutions	3,110,400
210,000		Pfizer, Inc.	5,772,900

		Total	8,883,300

Shares			Value
Common Stocks (continued)
		Retail–1.4%
25,000		Costco Wholesale Corporation	$1,411,750
40,000		Nordstrom, Inc.	2,077,200

		Total	3,488,950

		Total Consumer Products	34,960,300

		Energy–14.4%
		Coal–1.4%
60,000		Peabody Energy Corporation	3,242,400
		Oil & Gas–10.7%
35,000		ConocoPhillips	2,710,050
50,000		Chevron Corporation	4,074,500
40,000		GlobalSantaFe Corporation	2,732,000
75,000		Hess Corporation	4,441,500
25,000	(1)	Transocean, Inc.	2,456,000
50,000		Valero Energy Corporation	3,731,000
50,000		Exxon Mobil Corporation	4,158,500
25,000		XTO Energy, Inc.	1,450,250

		Total	25,753,800

		Oil & Gas Services–0.5%
15,000		Schlumberger Limited	1,168,050
		Pipelines–1.8%
40,000		Spectra Energy Corp.	1,065,200
100,000		The Williams Companies, Inc.	3,176,000

		Total	4,241,200

		Total Energy	34,405,450

		Financials–19.0%
		Banks–6.5%
100,000		Bank Of America Corporation	5,071,000
75,000		U.S. Bancorp	2,593,500
45,000		Wachovia Corporation	2,438,550
150,000		Wells Fargo & Company	5,413,500

		Total	15,516,550

		Diversified Financial Services–7.5%
100,000		Citigroup, Inc.	5,449,000
40,000		The Goldman Sachs Group, Inc.	9,232,800
45,000		Lehman Brothers Holdings, Inc.	3,302,100

		Total	17,983,900

		Insurance–5.0%
150,000		Loews Corporation	7,654,500
70,000		Principal Financial Group, Inc.	4,256,000

		Total	11,910,500

		Total Financials	45,410,950

		Industrials–9.3%
		Aerospace/Defense–1.2%
50,000		Raytheon Company	2,780,000
		Electronics–1.1%
50,000	(1)	Thermo Fisher Scientific, Inc.	2,730,000
		Metal Fabrication–0.5%
10,000		Precision Castparts Corp.	1,195,600
		Machinery–2.5%
50,000		Deere & Company	6,023,500

REGIONS MORGAN KEEGAN SELECT VALUE FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Shares			Value
Common Stocks (continued)
		Manufacturing–2.4%
150,000		General Electric Company	$5,637,000
		Transportation–1.6%
40,000		Burlington Northern Santa Fe Corporation	3,725,200

		Total Industrials	22,091,300

		Technology–8.4%
		Computers–3.3%
25,000	(1)	Apple, Inc.	3,029,775
80,000		Hewlett-Packard Company	3,656,800
250,000	(1)	Sun Microsystems, Inc.	1,275,025

		Total	7,961,600

		Semiconductors–3.8%
225,000		Applied Materials, Inc.	4,297,500
150,000		Intel Corporation	3,326,985
25,000	(1)	MEMC Electronic Materials, Inc.	1,519,500

		Total	9,143,985

		Software–1.3%
100,000		Microsoft Corporation	3,069,010

		Total Technology	20,174,595

		Utilities–5.0%
		Electric–5.0%
75,000	(1)	Allegheny Energy, Inc.	4,004,250
55,000		Duke Energy Corporation	1,074,700
100,000		Pinnacle West Capital Corporation	4,643,000
100,000		Xcel Energy, Inc.	2,295,000

		Total	12,016,950

		Total Utilities	12,016,950

		Total Common Stocks (identified cost $175,559,608)	235,846,095

Short-Term Investments–1.3%
1,556,075		Fidelity Institutional Money Market Fund	1,556,075
1,556,075		Lehman Brothers Institutional Prime Money Market Fund	1,556,075

		Total Short-Term Investments (identified cost $3,112,150)	3,112,150

		Total Investments–99.9% (identified cost $178,671,758)	238,958,245

		Other Assets and Liabilities– net–0.1%	305,147

		Total Net Assets–100.0%	$239,263,392

(1)	Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2007.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Balanced Fund seeks total return through capital appreciation, dividends and interest. The Fund invests primarily in common and preferred stocks, convertible securities, and fixed-income securities.

INVESTMENT RISKS:    Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended May 31, 2007, Regions Morgan Keegan Select Balanced Fund’s Class A Shares had a total return of 5.28%, based on net asset value. The Standard & Poor’s 500 Index(1) had a total return of 10.16% during the same period. The bond market, as measured by the Lehman Brothers Government/Credit Total Index(2) had a total return of 0.41% during the same period. A market-index return of 60% Standard & Poor’s 500 Index and 40% Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(3) was 5.58%.

The Fund’s largest economic sector weight continues to be energy. We still believe that the energy infrastructure has suffered from years of under-investment and, combined with continued economic growth in the U.S. and in the developing countries, prices could remain firm as demand nudges higher. We view the energy scenario as being a longer-term investment theme that is not yet appreciated by investors.

We also like the industrial sector which was the Fund’s highest performing sector during the first half of 2007. Increased demand for construction equipment, farm implements and construction companies helped those companies exceed the market’s return. The material sector still looks promising, but the Fund’s investments there, more notably in gold securities, have not yet paid off. Technology stocks appear to offer value, but the fundamentals necessary to drive the stocks higher are not yet present, in our view.

Individual stocks that performed well were: U.S. Steel Corporation, +51%; Jacobs Engineering Group, Inc., +38%; Smith International, Inc., +31%; Caterpillar, Inc., +26%; and Deere & Company, +25%. Stocks that failed to provide positive returns were: Amgen Inc., –21%; Jabil Circuits, Inc., –19%; Starbucks Corporation, –18%; Motorola, Inc., –18%; and Agnico Eagle Mines Limited, –17%.

As the data in the first paragraph showed, bond returns were modestly higher during the first half of 2007. Recently the U.S. Treasury 10-Year Note traded above 5% for the first time since last August. There are concerns about higher rates having a negative impact on the stock market’s strength reducing the potential for higher prices. We still favor U.S. Treasury and Agency securities and high-grade corporate bonds. We are avoiding longer-maturity and lower-quality bonds.

Looking into the last half of fiscal 2007, we continue to feel that stocks offer greater opportunity for higher returns than bonds, but only marginally due to the potential for higher interest rates.

Charles A. Murray, CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

TOP TEN EQUITY HOLDINGS†

AS OF MAY 31, 2007

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
XOM	Exxon Mobil Corp.	3.9%	IBM	International Business Machines Corp.	1.9%
SLB	Schlumberger Ltd.	3.6%	SUN	Sunoco, Inc.	1.9%
GE	General Electric Co.	2.2%	LOW	Lowe’s Companies, Inc.	1.7%
C	Citigroup, Inc.	1.9%	ABX	Barrick Gold Corporation	1.7%
DVN	Devon Energy Corp.	1.9%	DE	Deere & Company	1.7%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF MAY 31, 2007

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Energy	17.6%
Consumer Products	16.8%
Financials	10.1%
Industrials	8.3%
Basic Materials	4.9%
Technology	7.6%
Communications	5.3%

Total	70.6%

†	The Fund’s composition is subject to change.

FIXED INCOME DIVERSIFICATION†

AS OF MAY 31, 2007

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Corporate Bonds	10.5%
U. S. Treasury Obligations	8.2%
Government & Agency Securities	5.6%
Mortgage-Backed Securities	3.4%
Exchange Traded Funds	1.5%
Short-Term Investments	0.2%

Total	29.4%

INDEX DESCRIPTIONS

(1)

The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)

The Lehman Brothers Government/Credit Total Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)

The Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is a 60%/40% weight between the two indexes. It is sometimes used as a standard market mix to measure a balanced fund’s performance against market indexes. The Fund’s asset allocation allowed by the prospectus is between 75% equity securities and 25% fixed income securities to 25% equity securities and 75% fixed income securities. The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 9.99 years, rated “A” or better. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Balanced Fund—Class A Shares(1) from November 30, 1996 to May 31, 2007 compared to the Standard & Poor’s 500 Index(2) and the Lehman Brothers Government/Credit Total Index(2), two separate broad-based market indexes, and to the Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(2).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Balanced Fund—Class C Shares from the commencement of investment operations on January 14, 2002 to May 31, 2007 compared to the Standard & Poor’s 500 Index(2) and the Lehman Brothers Government/Credit Total Index(2), two separate broad-based market indexes, and to the Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(2).

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Balanced Fund—Class I Shares from the commencement of investment operations on September 1, 2005 to May 31, 2007 compared to the Standard & Poor’s 500 Index(2) and the Lehman Brothers Government/Credit Total Index(2), two separate broad-based market indexes, and to the Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(2).

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2007	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	-0.51%	5.17%	5.52%	5.65%	7.78%
(EXCLUDING SALES LOAD)(1)	5.28%	11.29%	6.72%	6.25%	8.27%
CLASS C SHARES***	3.83%	9.34%	5.91%	N/A	5.10%
(EXCLUDING CDSC)	4.88%	10.44%	5.91%	N/A	5.10%
CLASS I SHARES	5.41%	11.56%	N/A	N/A	9.40%
STANDARD & POOR’S 500 INDEX(2)	10.16%	22.63%	9.42%	7.76%	N/A
LEHMAN BROTHERS GOVERNMENT/CREDIT TOTAL INDEX(2)	0.41%	6.47%	4.92%	6.23%	N/A
STANDARD & POOR’S 500 INDEX/MERRILL LYNCH 1-10 YEAR GOVERNMENT/CORPORATE A RATED AND ABOVE INDEX(2)	5.58%	14.06%	7.07%	7.09%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)

The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks representing all major industries. The Lehman Brothers Government/Credit Total Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is a 60%/40% weight between the two indexes. (Returns greater than one year assume rebalancing at the end of each fiscal year.) The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 9.99 years, rated “A” or better. Total returns for the indexes shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)

The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on December 18, 1994, January 14, 2002 and September 1, 2005, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Shares			Value
Common Stocks–69.5%

		Basic Materials–4.8%
		Iron/Steel–0.5%
8,000	(2)	United States Steel Corporation	$905,280
		Mining–4.3%
100,000		Barrick Gold Corporation	2,913,000
30,000	(2)	Agnico-Eagle Mines Limited	1,089,300
70,000		Newmont Mining Corporation	2,847,600
4,000	(2)	Vulcan Materials Company	478,760

		Total	7,328,660

		Total Basic Materials	8,233,940

		Communications–5.2%
		Internet–1.9%
5,000	(1)	Google, Inc.	2,489,545
40,000	(1)(2)	Symantec Corporation	799,600

		Total	3,289,145

		Media–0.6%
40,000	(1)(2)	Comcast Corporation (Special Class A)	1,087,200
		Telecommunications–2.7%
70,000	(1)	Cisco Systems, Inc.	1,884,400
30,000		Motorola, Inc.	545,700
30,000		QUALCOMM Incorporated	1,288,500
20,000		Verizon Communications Inc.	870,600

		Total	4,589,200

		Total Communications	8,965,545

		Consumer Products–16.5%
		Agriculture–1.9%
40,000		Altria Group, Inc.	2,844,000
8,000		UST, Inc.	427,120

		Total	3,271,120

		Airlines–0.5%
30,000	(2)	SkyWest, Inc.	825,900
		Beverages–0.8%
20,000		PepsiCo, Inc.	1,366,600
		Biotechnology–2.1%
12,000	(1)(2)	Celgene Corporation	734,388
20,000	(1)(2)	Genentech, Inc.	1,595,400
20,000	(1)(2)	Genzyme Corporation	1,289,602

		Total	3,619,390

		Cosmetics/ Personal Care–0.9%
24,000		The Procter & Gamble Company	1,525,200
		Healthcare Products–1.7%
30,000		Johnson & Johnson	1,898,100
20,000	(2)	Medtronic, Inc.	1,063,400

		Total	2,961,500

		Healthcare Services–2.1%
24,000	(1)	Coventry Health Care, Inc.	1,432,080
20,000		UnitedHealth Group Incorporated	1,095,400
14,000	(1)	WellPoint, Inc.	1,139,740

		Total	3,667,220

Shares			Value
Common Stocks (continued)
		Pharmaceuticals–3.2%
30,000		Abbott Laboratories	$1,690,500
12,000		Allergan, Inc.	1,494,360
16,000	(1)(2)	Gilead Sciences, Inc.	1,324,320
16,000		Eli Lilly and Company	937,920

		Total	5,447,100

		Retail–3.3%
30,000		The Home Depot, Inc.	1,166,100
90,000	(2)	Lowe’s Companies, Inc.	2,953,800
14,000	(1)(2)	Starbucks Corporation	403,340
24,000	(2)	Wal-Mart Stores, Inc.	1,142,400

		Total	5,665,640

		Total Consumer Products	28,349,670

		Energy–17.3%
		Coal–0.5%
24,000		Arch Coal, Inc.	969,120
		Oil & Gas–9.5%
42,000		Devon Energy Corporation	3,224,760
80,000		Exxon Mobil Corporation	6,653,600
30,000		Occidental Petroleum Corporation	1,649,100
40,000		Sunoco, Inc.	3,188,400
28,000		XTO Energy, Inc.	1,624,280

		Total	16,340,140

		Oil and Gas Services–7.3%
48,000		BJ Services Company	1,407,840
50,000		Halliburton Company	1,797,500
26,000	(1)	Oceaneering International, Inc.	1,301,040
32,000	(2)	Smith International, Inc.	1,776,320
80,000		Schlumberger Limited	6,229,600

		Total	12,512,300

		Total Energy	29,821,560

		Financials–10.0%
		Banks–2.7%
40,000		Bank of America Corporation	2,028,400
20,000		Wachovia Corporation	1,083,800
40,000		Wells Fargo & Company	1,443,600

		Total	4,555,800

		Diversified Financial Services–4.6%
16,000		Ameriprise Financial, Inc.	1,005,600
32,000		American Express Company	2,079,360
60,000		Citigroup, Inc.	3,269,400
4,000		The Goldman Sachs Group, Inc.	923,280
10,000		Lehman Brothers Holdings Inc.	733,800

		Total	8,011,440

		Insurance–2.7%
40,000		Aflac Incorporated	2,114,400
34,000		American International Group, Inc.	2,459,560

		Total	4,573,960

		Total Financials	17,141,200

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Shares			Value
Common Stocks (continued)

		Industrials–8.2%
		Aerospace/Defense–1.0%
24,000		United Technologies Corporation	$1,693,200
		Engineering and Construction–0.9%
28,000	(1)(2)	Jacobs Engineering Group, Inc.	1,622,600
		Machinery–3.1%
30,000		Caterpillar, Inc.	2,357,400
24,000		Deere & Company	2,891,280

		Total	5,248,680

		Manufacturing–2.2%
100,000		General Electric Company	3,758,000
		Transportation–1.0%
8,000		Burlington Northern Santa Fe Corporation	745,040
8,000		Union Pacific Corporation	965,440

		Total	1,710,480

		Total Industrials	14,032,960

		Technology–7.5%
		Computers–2.9%
26,000		Hewlett-Packard Company	1,188,460
30,000		International Business Machines Corporation	3,198,000
4,000	(1)(2)	Research In Motion Limited	664,320

		Total	5,050,780

		Semiconductors–3.8%
100,000		Applied Materials, Inc.	1,910,000
40,000		Intel Corporation	887,196
24,000	(2)	KLA-Tencor Corporation	1,319,520
30,000	(1)(2)	Lam Research Corporation	1,611,600
20,000		Texas Instruments Incorporated	707,200

		Total	6,435,516

		Software–0.8%
70,000	(1)	Oracle Corporation	1,356,600

		Total Technology	12,842,896

		Total Common Stocks (identified cost $80,972,430)	119,387,771

Principal Amount
Corporate Bonds–10.4%

		Consumer Staples–1.1%
		Food–0.5%
$1,000,000		Kraft Foods, Inc., 4.125%, 11/12/2009	969,575
		Personal Products–0.6%
1,000,000		The Procter & Gamble Company, 4.750%, 6/15/2007	1,000,381

		Total Consumer Staples	1,969,956

Principal Amount		Value
Corporate Bonds (continued)

	Energy–0.3%
	Oil & Gas–0.3%
$500,000	ConocoPhillips, 4.750%, 10/15/2012	$486,004

	Total Energy	486,004

	Financials–3.7%
	Diversified Financial Services–2.9%
1,000,000	Bank of America Corp., 6.375%, 2/15/2008	1,006,014
1,000,000	Caterpillar Financial Services, 3.700%, 8/15/2008	979,349
1,000,000	General Electric Company, 5.5%, 11/15/2011	993,492
1,000,000	International Lease Finance, 5.320%, 12/9/2007	998,297
1,000,000	John Deere Capital Corp., 4.875%, 3/16/2009	990,464

	Total	4,967,616

	Investment Services–0.8%
500,000	Goldman Sachs Group, Inc., 4.125%, 1/15/2008	496,414
1,000,000	Merrill Lynch, 3.375%, 9/14/2007	994,253

	Total	1,490,667

	Total Financials	6,458,283

	Healthcare–0.5%
	Pharmaceuticals–0.5%
1,000,000	Abbott Laboratories, Note, 3.500%, 2/17/2009	969,956

	Total Healthcare	969,956

	Industrials–0.6%
	Industrial Conglomerates–0.6%
1,000,000	United Technologies Corp., 4.375%, 5/1/2010	973,453

	Total Industrials	973,453

	Information Technology–0.9%
	Computers & Peripherals–0.9%
1,500,000	Hewlett-Packard Co., 5.500%, 7/1/2007	1,502,200

	Total Information Technology	1,502,200

	Materials–0.9%
	Chemicals–0.6%
1,000,000	E.I. DuPont De Nemours, 3.375%, 11/15/2007	991,124
	Metals & Mining–0.3%
500,000	Alcoa, Inc., 4.250%, 8/15/2007	498,826

	Total Materials	1,489,950

	Services–0.9%
	Retail–0.9%
1,000,000	The Home Depot, Inc., 5.2%, 3/1/2011	989,564

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Principal Amount			Value
Corporate Bonds (continued)
$500,000		Wal-Mart Stores, Inc., 4.375%, 7/12/2007	$500,608

		Total Services	1,490,172

		Telecommunication Services–0.9%
		Diversified Telecommunication Services–0.9%
1,000,000		Ameritech Capital, 6.150%, 1/15/2008	1,004,109
500,000		Verizon Global Funding Corp., 4.000%, 1/15/2008	495,279

		Total Telecommunication Services	1,499,388

		Utilities–0.6%
		Electric Utilities–0.6%
1,000,000		Duke Energy, 4.200%, 10/1/2008	982,514

		Total Utilities	982,514

		Total Corporate Bonds (identified cost $17,926,930)	17,821,876

Government & Agency Securities–5.5%
		Federal Home Loan Bank–2.9%
1,000,000		5.00%, 11/1/2010	993,198
1,000,000		6.210%, 6/2/2009	1,019,741
2,000,000		5.450%, 9/2/2011	1,994,488
1,000,000	(2)	4.750%, 1/19/2016	966,317

		Total Federal Home Loan Bank	4,973,744

		Federal National Mortgage Association–2.6%
1,000,000	(2)	4.625%, 10/15/2013	967,841
1,000,000	(2)	6.000%, 5/15/2008	1,006,269
1,000,000		5.625%, 8/22/2011	1,000,140
1,500,000		4.250%, 8/15/2010	1,460,224

		Total Federal National Mortgage Association	4,434,474

		Total Government and Agency Securities (identified cost $9,479,975)	9,408,218

Mortgage Backed Securities–3.3%
		Government National Mortgage Association–3.3%
768,961		5.000%, 2/15/2018	754,682
812,444		5.000%, 2/15/2018	797,357
790,601		5.000%, 3/15/2018	775,920
920,871		5.000%, 5/15/2018	903,771
1,235,733		5.000%, 6/15/2019	1,212,180
1,257,220		5.000%, 8/15/2019	1,233,257

		Total Mortgage Backed Securities (identified cost $5,943,283)	5,677,167

U.S. Treasury Obligations–8.0%
		U.S. Treasury Notes–8.0%
1,000,000	(2)	4.375%, 8/15/2012	979,688
2,000,000	(2)	4.750%, 5/15/2014	1,985,312

Principal Amount			Value
U.S. Treasury Obligations (continued)
$2,000,000	(2)	4.500%, 11/15/2015	$1,946,250
2,000,000	(2)	4.500%, 2/15/2016	1,945,782
4,000,000	(2)	4.875%, 8/15/2016	3,990,312
1,000,000	(2)	4.500%, 11/30/2011	986,094
2,000,000	(2)	4.625%, 2/15/2017	1,957,032

		Total U.S. Treasury Obligations (identified cost $14,067,711)	13,790,470

Shares
Exchange Traded Funds–1.5%
6,000		iShares MSCI EAFE Index	486,180
16,000	(2)	iShares Silver Trust	2,141,280

		Total Exchange Traded Funds (identified cost $2,485,666)	2,627,460

Short-Term Investments–13.4%
19,748,826		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	22,803,361
127,576		Fidelity Institutional Money Market Fund	127,576
127,575		Lehman Brothers Institutional Prime Money Market Fund	127,575

		Total Short-Term Investments (identified cost $23,058,512)	23,058,512

Principal Amount
Certificates of Deposit–4.7%
$1,002,574		Bank of Ireland, 5.320%, 2/12/2009 (held as collateral for securities lending)	1,002,574
1,002,542		Suntrust Bank, 5.265%, 9/14/2007 (held as collateral for securities lending)	1,002,542
997,489		Fortis Bank Yankee, 5.270%, 10/15/2007 (held as collateral for securities lending)	997,489
1,001,375		Credit Industriel et Commercial New York, 5.290%, 3/20/2008 (held as collateral for securities lending)	1,001,375
1,001,497		Societe Generale Yankee, 5.265%, 9/21/2007 (held as collateral for securities lending)	1,001,497
1,001,482		Natexis Banques Populair Yankee, 5.341%, 5/22/2008 (held as collateral for securities lending)	1,001,482
1,000,877		Dexia Bank Yankee, 5.278%, 1/25/2008 (held as collateral for securities lending)	1,000,877

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Principal Amount		Value
Certificates of Deposit (continued)
$1,005,850	Deutsche Bank AG Yankee, 5.360%, 1/22/2008 (held as collateral for securities lending)	$1,005,850

	Total Certificates of Deposit (identified cost $8,013,686)	8,013,686

	Total Investments–116.3% (identified cost $161,948,193)	199,785,160

	Other Assets and Liabilities–net–(16.3)%	(28,024,509)

	Total Net Assets–100.0%	$171,760,651

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker dealers. See Note 3 to the Financial Statements for additional information about securities lending.

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2007.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Fixed Income Fund seeks current income with capital appreciation as a secondary objective. The Fund invests a majority of its total assets in investment-grade debt securities, including debt securities of the U.S. Treasury and government agencies, mortgage-backed and asset-backed securities, and corporate bonds. The Fund may invest up to 10% of its total assets in below investment grade debt securities. The debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended May 31, 2007, Regions Morgan Keegan Select Fixed Income Fund’s Class A Shares had a total return of –1.49%, based on net asset value. The Merrill Lynch U.S. Corporate/Government/Mortgage Index(2) and the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(2) had total returns 0.65% and 1.02%, respectively, during the same period.

The early part of 2007 proved to be an interesting period with some early surprises. Interest rates rose modestly. Since November 2006, the 10-year Treasury has increased 45 basis points as the Federal Open Market Committee has stabilized its interest rate policy. The yield curve, which is measured as the spread between the 2- and 10-year points on the curve and can be interpreted as a measure of the health of the economy, remained surprisingly stable over this period. With a spread of 2 basis points, the yield curve is telling investors that economic growth remains sub-par but not incredibly weak either. In general, periods of economic strength are characterized by steep yield curves, while periods of slow growth or recession are characterized by inverted yield curves. We anticipate that the yield curve will normalize and begin to steepen toward the latter half of this year as economic growth improves.

Our gross domestic product forecast remains the same. We estimate that growth for 2007 will average between 2 1/2%–3% and will increase on a quarterly basis moving forward. One of the primary reasons the economy has slowed thus far has been the drop in the housing market. After many years of strong home price appreciation, the real estate market has stabilized and in some parts of the country actually begun to decline. However, we think the housing situation, while still a potential issue for growth moving forward, will begin to rebound slowly in and around 2008.

Against this backdrop, the Fund had a difficult six-month period compared to its benchmark. Our duration and interest rate strategies were generally correct and helped overall performance. However, we were underweight credit which was disadvantageous as corporate debt securities, especially lower rated corporate debt securities continued to outperform. In addition, we were overweight certain credit sensitive mortgage products which have experienced some difficulty as subprime issues have spread to these markets.

Going forward the Fund plans to overweight the intermediate portion of the curve as we believe the curve will begin to normalize and steepen. We also are shoring up our allocation to high quality corporate debt securities as we believe the market is somewhat overextended and prone to weakness in the months ahead.

Michael L. Smith

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

PORTFOLIO STATISTICS†

AS OF MAY 31, 2007

Average Credit Quality	AAA
Current Yield	5.72%
Yield to Maturity	6.12%
Duration	4.25 Years
Average Effective Maturity	6.08 Years
Total Number of Holdings	62

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF MAY 31, 2007

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Mortgage-Backed Securities	29.2%
Government & Agency Securities	27.1%
Corporate Bonds	20.5%
U. S. Treasury Obligations	19.0%
Asset-Backed Securities	2.1%
Short-Term Investments	2.1%

Total	100.0%

CREDIT QUALITY†

AS OF MAY 31, 2007

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
AAA	19.0%	Agency	25.4%
AA	13.8%	Treasury	18.8%
A	9.7%	Cash	4.5%

BBB	8.8%	Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

(1)

Effective January 24, 2007, the Fund changed its benchmark index from the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index to the Merrill Lynch U.S. Corporate/Government/Mortgage Index (formerly, Merrill Lynch Domestic Master Index) because the latter was determined to be more reflective of the Fund’s asset allocations. The shift to the Merrill Lynch U.S. Corporate/Government/Mortgage Index does not reflect a change in the Fund’s investment objectives or principal investment strategies. The Merrill Lynch U.S. Corporate/Government/Mortgage Index is composed of U.S. dollar denominated SEC-registered investment grade public corporate and government debt. Treasuries, mortgage-backed securities, global bonds (debt issued simultaneously in the Eurobond and U.S. domestic bond markets) and some Yankee Bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Merrill Lynch U.S. Corporate/Government/Mortgage Index. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)

The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 9.99 years, rated “A” or better. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Fixed Income Fund—Class A Shares(1) from November 30, 1996 to May 31, 2007 compared to the Merrill Lynch U.S. Corporate/Government/Mortgage Index(2) and the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(3), each a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Fixed Income Fund—Class C Shares from the commencement of investment operations on December 3, 2001 to May 31, 2007 compared to the Merrill Lynch U.S. Corporate/Government/Mortgage Index(2) and the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(3), each a broad-based market index.

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Fixed Income Fund—Class I Shares from the commencement of investment operations on August 14, 2005 to May 31, 2007 compared to the Merrill Lynch U.S. Corporate/Government/Mortgage Index(2) and the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(3), each a broad-based market index.

PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURNS

AS OF MAY 31, 2007	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(4)
CLASS A SHARES**(1)	-3.46%	0.91%	2.21%	4.42%	5.10%
(EXCLUDING SALES LOAD)(1)	-1.49%	2.97%	2.63%	4.63%	5.24%
CLASS C SHARES***	-2.84%	1.18%	1.86%	N/A	1.95%
(EXCLUDING CDSC)	-1.85%	2.20%	1.86%	N/A	1.95%
CLASS I SHARES	-1.36%	3.22%	N/A	N/A	1.83%
MERRILL LYNCH U.S. CORPORATE/GOVERNMENT/MORTGAGE INDEX(2)	0.65%	6.67%	4.80%	6.20%	N/A
MERRILL LYNCH 1-10 YEAR GOVERNMENT/CORPORATE A RATED AND ABOVE INDEX(3)	1.02%	5.73%	4.02%	5.64%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 2.00%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)

Effective January 24, 2007, the Fund changed its benchmark index from the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index to the Merrill Lynch U.S. Corporate/Government/Mortgage Index (formerly, Merrill Lynch Domestic Master Index) because the latter was determined to be more reflective of the Fund’s asset allocations. The shift to the Merrill Lynch U.S. Corporate/Government/Mortgage Index does not reflect a change in the Fund’s investment objectives or principal investment strategies. The Merrill Lynch U.S. Corporate/Government/Mortgage Index is composed of U.S. dollar denominated SEC-registered investment grade public corporate and government debt. Treasuries, mortgage-backed securities, global bonds (debt issued simultaneously in the Eurobond and U.S. domestic bond markets) and some Yankee Bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Merrill Lynch U.S. Corporate/Government/Mortgage Index. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)

The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 9.99 years, rated “A” or better. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(4)

The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on April 20, 1992, December 3, 2001 and August 14, 2005, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Principal Amount		Value
Corporate Bonds–20.5%
	Oil & Gas–0.9%
$2,000,000	Atlantic Richfield Co., 5.900%, 4/15/2009	$2,020,234
	Commercial Banks–5.8%
3,000,000	Bank of America Corp., 7.800%, 2/15/2010	3,179,163
5,000,000	J.P. Morgan Chase & Co., 6.500%, 1/15/2009	5,058,850
2,000,000	J.P. Morgan Chase & Co., 7.000%, 11/15/2009	2,069,644
1,500,000	Northern Trust Co., 7.100%, 8/1/2009	1,548,534
1,000,000	Wachovia Corp., 6.375%, 2/1/2009	1,015,376

	Total	12,871,567

	Consumer Finance–2.2%
5,000,000	American General Finance, 4.625%, 9/1/2010	4,879,590
	Diversified Financial Services–1.1%
2,500,000	Residential Capital Corp., 6.500%, 4/17/2013	2,470,915
	Investment Services–4.1%
6,000,000	Goldman Sachs Group, Inc., 5.500%, 11/15/2014	5,934,102
3,000,000	Lehman Brothers Holdings, Inc., 8.250%, 6/15/2007	3,006,777

	Total	8,940,879

	Conglomerates–1.4%
3,000,000	Honeywell International, 7.500%, 3/1/2010	3,159,234
	Electrical Equipment–2.3%
5,000,000	Emerson Electric Co., 5.850%, 3/15/2009	5,038,915
	Retail–2.2%
3,000,000	Home Depot Inc., 5.400%, 3/1/2016	2,888,520
2,000,000	Wal-Mart Stores Inc., 5.875%, 4/5/2027	1,968,764

	Total	4,857,284

	Diversified Telecommunication Services–0.5%
1,000,000	Bellsouth Capital Funding, 7.750%, 2/15/2010	1,056,719

	Total Corporate Bonds (identified cost $45,656,630)	45,295,337

Government & Agency Securities–27.0%
	Federal Farm Credit Bank–0.4%
1,000,000	4.150%, 4/7/2011	963,736
	Federal Home Loan Bank–0.8%
800,000	4.000%, 3/30/2012	759,901
1,000,000	7.375%, 2/12/2010	1,055,157

	Total	1,815,058

	Federal Home Loan Mortgage Corporation–10.3% (2)
7,000,000	5.000%, 6/15/2033	6,663,251
7,000,000	5.250%, 11/05/2012	6,942,005

Principal Amount			Value
Government & Agency Securities (continued)
$3,000,000		5.750%, 1/15/2012	$3,068,205
6,025,827		6.000%, 4/1/2036	6,025,284

		Total	22,698,745

		Federal National Mortgage Association–15.5% (2)
		1.430%, 7/25/2019 interest-only strips	133,155
3,193,647		5.000%, 1/1/2020	3,118,373
2,700,000		5.000%, 3/25/2024	2,569,658
7,000,000		5.000%, 7/25/2033	6,655,355
14,894,180		5.500%, 7/1/2034	14,575,146
5,000,000		5.625%, 2/28/2012	4,992,865
2,259,646		6.000%, 10/25/2035	2,218,153

		Total	34,262,705

		Total Government & Agency Securities (identified cost $61,229,689)	59,740,244

Asset-Backed Securities–2.1%
		Commercial Loans–0.5%
1,000,000	(3)	Timberstar Trust 2006-1A, 6.208%, 10/15/2036	999,630
		Home Equity Loans–1.6%
4,172,000		Soundview Home Equity 2005-B M9, 7.054%, 5/25/2035	3,527,334

		Total Asset-Backed Securities (identified cost $5,025,676)	4,526,964

Mortgage-Backed Securities–29.1%
		Government National Mortgage Association–6.3%
6,376,017		5.000%, 6/15/2019	6,254,490
1,617,026		5.500%, 10/15/2017	1,612,563
1,263,911		5.500%, 2/15/2018	1,260,056
1,317,331		5.500%, 2/15/2018	1,313,313
1,810,018		5.500%, 9/15/2019	1,803,791
1,731,299		5.500%, 11/15/2019	1,725,344

		Total	13,969,557

		Collateralized Mortgage Obligations–22.8%
7,000,000		Countrywide Alternative Loan Trust 2005-6CB, 5.500%, 4/25/2035	6,730,017
4,455,000		DSLA Mortgage Loan Trust, 7.070%, 11/19/2037	3,926,325
1,420,994		Downey Savings & Loan 2004-AR3 2A2A, 5.690%, 7/19/2044	1,425,629
2,945,379		GSR Mortgage Loan Trust 2004-7 2A1, 4.150%, 6/25/2034	2,899,793
2,969,367		Harborview Mortgage Loan Trust 2006-5 B8, 6.770%, 7/19/2047	2,726,443
3,342,158		Harborview Mortgage Loan Trust 2006-5 B9, 7.070%, 7/19/2047	2,935,016
5,800,633		Indymac Index Mortgage Loan Trust 2005-AR12 B5, 7.070%, 7/25/2035	5,102,759
6,104,623		J.P. Morgan Mortgage Trust 2005-A1 3A3, 4.900%, 2/25/2035	5,987,420

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Principal Amount			Value
Mortgage-Backed Securities (continued)
$4,078,207		Master Mortgage 2005-1 9A1, 5.256%, 1/25/2035	$3,979,645
2,414,072		Merrill Lynch 2005-A1 2A1, 4.538%, 12/25/2034	2,387,778
4,815,357		Residential Accredit Loans 2005-Q02 M3, 7.027%, 9/25/2045	4,694,492
500,000		Residential Funding Mortgage 2004-S9, 5.500%, 12/25/2034	478,668
1,000,000	(3)	Soloso 2005-1A A3L, 6.656%, 10/15/2035	1,009,000
5,122,899		Structured Mortgage 2005-1 5A2, 5.185%, 2/25/2035	5,106,614
1,000,000		Structured Adjustable Rate Mortgage 2006-3 3A2, 5.750%, 4/25/2036	1,004,367

		Total	50,393,966

		Total Mortgage-Backed Securities (identified cost $66,596,466)	64,363,523

U.S. Treasury Obligations–18.9%
		U.S. Treasury Notes–18.9%
12,000,000	(1)	6.250%, 8/15/2023	13,987,500
4,500,000	(1)	4.250%, 8/15/2015	4,303,125
2,000,000	(1)	4.500%, 2/15/2016	1,945,782
3,000,000	(1)	4.875%, 8/15/2016	2,992,734
3,000,000	(1)	4.750%, 5/15/2014	2,977,968
2,000,000	(1)	4.875%, 4/30/2011	2,001,562
3,000,000	(1)	4.625%, 11/15/2016	2,936,952
2,000,000	(1)	4.500%, 11/30/2011	1,972,188
5,900,000	(1)	4.625%, 2/15/2017	5,773,244
3,000,000	(1)	4.500%, 3/31/2012	2,953,359

		Total U.S. Treasury Obligations (identified cost $42,210,765)	41,844,414

Short-Term Investments–8.7%
14,518,140		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	14,518,140
2,356,974		Fidelity Institutional Money Market Portfolio	2,356,974
2,356,975		Lehman Brothers Prime Money Fund	2,356,975

		Total Short-Term Investments (identified cost $19,232,089)	19,232,089

Certificates of Deposit–5.9%
1,506,230		Barclays Bank PLC Yankee, 5.280%, 1/3/2008 (held as collateral for securities lending)	1,506,230
1,001,375		Credit Industriel et Commercial New York, 5.290%, 3/20/2008 (held as collateral for securities lending)	1,001,375
1,501,316		Dexia Bank Yankee, 5.278%, 1/25/2008 (held as collateral for securities lending)	1,501,316
2,011,702		Deutsche Bank Ag Yankee, 5.360%, 1/22/2008 (held as collateral for securities lending)	2,011,702

Principal Amount		Value
Certificates of Deposit (continued)
$1,994,977	Fortis Bank Yankee, 5.270%, 10/15/2007 (held as collateral for securities lending)	$1,994,977
2,002,994	Societe Generale Yankee, 5.265%, 9/21/2007 (held as collateral for securities lending)	2,002,994
2,005,083	Suntrust Bank, 5.265%, 9/14/2007 (held as collateral for securities lending)	2,005,083
1,004,378	Unicredito Italiano Yankee, 5.310%, 5/2/2008 (held as collateral for securities lending)	1,004,378

	Total Certificates of Deposit (identified cost $13,028,055)	13,028,055

	Total Investments–112.2% (identified cost $252,979,370)	248,030,626

	Other Assets and Liabilities– net–(12.2)%	(26,714,405)

	Total Net Assets–100.0%	$221,316,221

(1)	Certain principal amounts are temporarily on loan to unaffiliated broker dealers. See Note 3 to the Financial Statements for additional information about securities lending.
(2)	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
(3)	Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institution buyers. Pursuant to valuation policies and procedures adopted by the Board of Directors, these issues have been determined to be liquid by Morgan Asset Management, Inc., the Fund’s investment adviser.

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2007.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT

LIMITED MATURITY FIXED INCOME FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund seeks current income. The Fund invests a majority of its total assets in investment-grade debt securities, including debt securities of the U.S. Treasury and government agencies, mortgage-backed and asset-backed securities, and corporate bonds. The Fund may invest up to 10% of its total assets in below investment grade debt securities. The debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended May 31, 2007, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund’s Class A Shares had a total return of –3.03%, based on net asset value. During the same period, the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index(1) and the Merrill Lynch 1-3 Year Treasury Index(2) had total returns of 1.79% and 1.71%, respectively.

The early part of 2007 proved to be an interesting period with some early surprises. Rates on the short-end of the curve increased as the 2-year Treasury rose 30 basis points to 4.90%. The Federal Open Market Committee, after raising interest rates over the past two-years, stabilized their interest rate policy starting in June 2006. As a result, the rise in short-term rates over the past six-months was driven more by a slowing economy than by any anticipated policy moves by the Federal Open Market Committee.

A large part of the Federal Open Market Committee’s decision to stabilize its interest rate policy had to do with the anticipated problems in the housing market. After a number of years in which the housing market experienced tremendous price growth, the Federal Open Market Committee rate increases that began in 2004 took their toll on a real estate market that was plagued by credit issues of their own. As a result, growth sputtered in the early half of 2007. Looking ahead, we anticipate that growth will improve and that the gross domestic product will average between 2 1/2% - 3% for 2007.

Against this backdrop, the Fund had a difficult six-month period compared to its benchmark. Our interest rate strategies added marginally to performance. However, the Fund has an overweight in the mortgage-backed sector and has been hurt by the problems in the housing markets. As we look forward, we will continue to maintain a neutral duration policy with an overweight on high quality mortgage and corporate bond positions.

Michael L. Smith

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT

LIMITED MATURITY FIXED INCOME FUND

PORTFOLIO STATISTICS†

AS OF MAY 31, 2007

Average Credit Quality	AAA
Current Yield	4.97%
Yield to Maturity	5.84%
Duration	1.66 Years
Average Effective Maturity	2.22 Years
Total Number of Holdings	20

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF MAY 31, 2007

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
U. S. Treasury Obligations	28.5%
Mortgage-Backed Securities	28.0%
Government & Agency Securities	22.4%
Short-Term Investments	10.4%
Asset-Backed Securities	9.1%
Corporate Bonds	1.6%

Total	100.0%

CREDIT QUALITY†

AS OF MAY 31, 2007

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
AAA	40.3%	Agency	16.3%
AA	1.6%	Treasury	28.9%
BBB	6.4%	Cash	6.5%

		Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTIONS

(1)

Effective January 24, 2007, the Fund changed its benchmark index from the Merrill Lynch 1-3 Year Treasury Index to the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index because the latter was determined to be more reflective of the Fund’s asset allocations. The shift to the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index does not reflect a change in the Fund’s investment objective or principal investment strategies. The Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index is an unmanaged index composed of U.S. government and U.S. dollar denominated SEC registered corporate bonds with an investment grade rating of “A” or higher. Issuers have a maturity of between 1 and 3 years. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)

The Merrill Lynch 1-3 Year Treasury Index tracks short-term U.S. government securities with maturities between 1 and 2.99 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT

LIMITED MATURITY FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Limited Maturity Fixed Income Fund—Class A Shares(2) from November 30, 1996 to May 31, 2007(1) compared to the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index(3) and the Merrill Lynch 1-3 Year Treasury Index(4), each a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Limited Maturity Fixed Income Fund—Class C Shares from the commencement of investment operations on December 14, 2001 to May 31, 2007(1) compared to the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index(3) and the Merrill Lynch 1-3 Year Treasury Index(4), each a broad-based market index.

REGIONS MORGAN KEEGAN SELECT

LIMITED MATURITY FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Limited Maturity Fixed Income Fund—Class I Shares from the commencement of investment operations on September 1, 2005 to May 31, 2007(1) compared to the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index(3) and the Merrill Lynch 1-3 Year Treasury Index(4), each a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2007(1)	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(5)
CLASS A SHARES**(2)	-4.48%	-1.19%	0.88%	3.26%	3.60%
(EXCLUDING SALES LOAD)(2)	-3.03%	0.32%	1.19%	3.41%	3.71%
CLASS C SHARES***	-4.36%	-1.43%	0.43%	N/A	0.62%
(EXCLUDING CDSC)	-3.39%	-0.43%	0.43%	N/A	0.62%
CLASS I SHARES	-2.79%	0.42%	N/A	N/A	0.62%
MERRILL LYNCH 1-3 YEAR GOVERNMENT/CORPORATE A RATED AND ABOVE INDEX(3)	1.79%	5.09%	3.22%	4.90%	N/A
MERRILL LYNCH 1-3 YEAR TREASURY INDEX(4)	1.71%	4.82%	2.85%	4.64%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 1.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)	Effective July 1, 2006, Morgan Asset Management, Inc. agreed to voluntarily waive 0.15% of its contractual investment advisory fee. If not for this waiver, performance would have been lower.
(2)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(3)

Effective January 24, 2007, the Fund changed its benchmark index from the Merrill Lynch 1-3 Year Treasury Index to the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index because the latter was determined to be more reflective of the Fund’s asset allocations. The shift to the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index does not reflect a change in the Fund’s investment objective or principal investment strategies. The Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index is an unmanaged index composed of U.S. government and U.S. dollar denominated SEC registered corporate bonds with an investment grade rating of “A” or higher. Issuers have a maturity of between 1 and 3 years. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(4)

The Merrill Lynch 1-3 Year Treasury Index tracks short-term U.S. government securities with maturities between 1 and 2.99 years. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(5)

The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on December 12, 1993, December 14, 2001 and September 1, 2005, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

REGIONS MORGAN KEEGAN SELECT

LIMITED MATURITY FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Principal Amount			Value
Corporate Bonds–1.6%
		Retail–1.6%
$500,000		Home Depot Inc., 3.750%, 09/15/2009	$481,882

		Total Corporate Bonds (identified cost $104,376)	481,882

Government & Agency Securities–22.3%
		Federal Home Loan Bank–15.9% (2)
5,000,000		4.000%, 3/10/2008	4,950,205
		Federal Home Loan Mortgage Corporation–1.6% (2)
516,917		5.000%, 1/15/2016	514,553
		Federal National Mortgage Association–4.8% (2)
1,506,431		6.000%, 10/25/2035	1,478,768

		Total Government & Agency Securities (identified cost $7,027,728)	6,943,526

Asset-Backed Securities–9.1%
		Home Equity Loans–9.1%
1,200,000		Soundview Home Equity 2005-B M9, 7.054%, 5/25/2035	1,014,574
1,847,429		Wells Fargo Mortgage Backed Trust 2005-AR3, 4.187%, 3/25/2035	1,814,566

		Total Asset-Backed Securities (identified cost of $3,004,798)	2,829,140

Mortgage-Backed Securities–27.9%
		Collateralized Mortgage Obligations–27.9%
2,808,310		Credit Suisse First Boston 2003-AR24, 4.020%, 10/25/2033	2,753,253
400,000		Downey Savings & Loan 2006-AR2 M7, 7.070%, 11/19/2037	352,532
448,735		Downey Savings & Loan 2004-AR3 2A2A, 5.690%, 7/19/2044	450,199
883,614		GSR Mortgage Loan Trust 2004-7 2A1, 4.151%, 6/25/2034	869,938
398,707		Harborview Mortgage Loan Trust 2006-5 B8, 6.770%, 7/19/2047	366,088
596,896		Harborview Mortgage Loan Trust 2005-7 1A, 6.242%, 6/19/2045	605,849
1,093,146		Indymac Index Mortgage Loan Trust 2005-AR12 B5, 7.070%, 7/25/2035	961,630
1,741,078		Merrill Lynch Mortgage Investors Trust 2005-A1, 4.541%, 12/25/2034	1,722,114
598,677		Residential Accredit Loans 2005-Q02 M3, 6.983%, 9/25/2045	583,650

		Total Mortgage-Backed Securities (identified cost $8,797,953)	8,665,253

U.S. Treasury Obligations–28.5%
		U.S. Treasury Notes–28.5%
1,800,000	(1)	5.750%, 8/15/2010	1,847,954
1,000,000	(1)	4.875%, 4/30/2008	998,281
3,000,000	(1)	4.875%, 4/30/2011	3,002,343
2,000,000	(1)	4.875%, 8/15/2009	1,998,282

Principal Amount			Value
U.S. Treasury Obligations (continued)
$1,000,000	(1)	4.750%, 2/28/2009	$996,641

		Total U.S. Treasury Obligations (identified cost $8,853,335)	8,843,501

Short-Term Investments–21.6%
3,513,518		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	3,513,518
1,606,413		Fidelity Institutional Money Market Fund	1,606,413
1,606,413		Lehman Brothers Money Market Fund	1,606,413

		Total Short-Term Investments (identified cost $6,726,344)	6,726,344

Certificates of Deposit–4.8%
502,926		Deutsche Bank Ag Yankee, 5.355%, 1/22/2008 (held as collateral for securities lending)	502,926
501,271		Suntrust Bank, 5.265%, 9/14/2007 (held as collateral for securities lending)	501,271
500,748		Societe Generale Yankee, 5.265%, 09/21/2007 (held as collateral for securities lending)	500,748

		Total Certificates of Deposit (identified cost $1,504,945)	1,504,945

		Total Investments–115.8% (identified cost $36,019,479)	35,994,591

		Other Assets and Liabilities– Net–(15.8)%	(4,908,050)

		Total Net Assets–100%	$31,086,541

(1)	Certain principal amounts are temporarily on loan to unaffiliated broker dealers. See Note 3 to the Financial Statements for additional information about securities lending.
(2)	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2007.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund seeks current income that is exempt from federal income tax. The Fund invests its assets primarily in a highly diversified portfolio of tax-exempt bonds.

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. A portion of the Fund’s income may be subject to the federal alternative minimum tax and/or certain state and local taxes. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended May 31, 2007, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund’s Class A Shares had a total return of 0.22%, based on net asset value. The Merrill Lynch 3-7 Year Municipal Index(1) had a total return of 0.64% during the same period. Calendar year 2007 has thus far been a trying time for fixed income investors, thanks largely to a disappointing month of May.

We gradually shifted the Fund’s strategy from a “barbell” approach (heavy allocations to both short- and long-term maturities) towards a greater weighting in the middle of the yield curve. At the end of the fiscal year, the overwhelming majority of the portfolio had an effective maturity of less than 7 years. This was in anticipation of a steepening of the yield curve either through Federal Open Market Committee rate cuts or an increase in long-term rates. As a result, we believed the best relative performance was in the broad 5-year sector, compared to longer term securities. Moving forward, however, we might start increasing our exposure to longer-term securities should interest rates continue to increase, as they have been recently.

We were also slow to make significant interest rates bets in this peculiar interest rate environment, allowing the interest rate sensitivity of the portfolio to decline gradually. Fortunately, our strategy was effective in mitigating the downside to the Fund’s net asset value.

As always, the Fund focuses on high-quality tax-exempt issues free from the alternative minimum tax. There are times in the investment cycle when these types of securities underperform riskier, taxable municipal debt, but we focus on producing an after-tax return consistent with the Fund’s objectives.

Dorothy E. Thomas, CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO STATISTICS†

AS OF MAY 31, 2007

Average Credit Quality	Aa1
Current Yield	4.56%
Yield to Maturity	3.86%
Duration	4.2 Years
Average Effective Maturity	7.2 Years
Total Number of Holdings	86

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF MAY 31, 2007

% OF TOTAL INVESTMENTS
AAA	63.3%
AA	34.8%
A	1.9%

Total	100.0%

STATE DIVERSIFICATION†

AS OF MAY 31, 2007

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Alabama	16.4%	Indiana	3.6%
North Carolina	12.0%	Arkansas	2.7%
Texas	11.4%	California	2.5%
Virginia	8.4%	Colorado	2.3%
South Carolina	7.2%	Kentucky	1.7%
Florida	7.3%	Maryland	1.2%
Missouri	6.3%	Washington	1.1%
Georgia	6.3%	Kansas	0.7%
Tennessee	4.4%	Short-Term Investments	0.1%

Illinois	4.4%	Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

(1)

The Merrill Lynch 3-7 Year Municipal Index is a total performance benchmark for the intermediate-term municipal bond market. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund—Class A Shares from the commencement of investment operations on February 9, 2004 to May 31, 2007 compared to the Merrill Lynch 3-7 Year Municipal Index(1), a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund—Class C Shares from the commencement of investment operations on February 9, 2004 to May 31, 2007 compared to the Merrill Lynch 3-7 Year Municipal Index(1), a broad-based market index.

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund—Class I Shares from the commencement of investment operations on February 9, 2004 to May 31, 2007 compared to the Merrill Lynch 3-7 Year Municipal Index(1), a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2007	SIX MONTHS*	1 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(2)
CLASS A SHARES**	-1.79%	1.10%	0.93%
(EXCLUDING SALES LOAD)	0.22%	3.16%	1.55%
CLASS C SHARES***	-0.99%	1.99%	1.35%
(EXCLUDING CDSC)	0.01%	3.02%	1.35%
CLASS I SHARES	0.34%	3.42%	1.67%
MERRILL LYNCH 3-7 YEAR MUNICIPAL INDEX(1)	0.64%	3.67%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 2.00%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

The Merrill Lynch 3-7 Year Municipal Index is a total performance benchmark for the intermediate-term municipal bond market. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Fund commenced investment operations on February 9, 2004.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Principal Amount		Value
Municipal Bonds–98.9%
	Alabama–16.3%
$500,000	Alabama Water Pollution Control Authority, Revenue Bonds, 4.750% (AMBAC INS), 8/15/2014	$502,755
430,000	Athens, Alabama , GO UT Warrants, 4.650% (AMBAC INS), 8/1/2011	437,899
250,000	Baldwin County Alabama, Refunding Bonds, 5.200% (FSA LOC), 6/1/2008	253,388
500,000	Decatur, Alabama Water Authority, Revenue Bonds, 4.650% (FSA LOC), 5/1/2010	510,190
275,000	Dothan, Alabama, GO UT Warrants, 6.250%, 9/1/2007	276,713
500,000	Houston County Alabama, GO UT Warrants, 4.950% (AMBAC INS), 10/15/2007	502,110
500,000	Huntsville, Alabama Health Care Authority, Revenue Bond, 4.700% (MBIA INS), 6/1/2012	513,865
500,000	Huntsville, Alabama Water Systems, Revenue Bond Warrants, 4.875%, 11/1/2015	511,185
500,000	Limestone County Alabama Water Authority, 4.700% (AMBAC INS), 12/1/2009	509,995
250,000	Mobile, Alabama, GO UT Warrants, 5.200% (AMBAC INS), 2/15/2010	258,545
500,000	Scottsboro, Alabama Waterworks Sewer & Gas Board, Revenue Bonds, 4.400% (MBIA INS), 8/1/2012	504,790
250,000	Shelby County Alabama Board of Education, GO LTD Warrants, 4.500% (AMBAC INS), 2/1/2009	252,690
500,000	Shelby County Alabama Board of Education, GO LTD, 4.750%, 2/1/2013	509,840
250,000	Southeast Alabama Gas District, Revenue Bonds (Series A), 5.250% (AMBAC INS), 6/1/2011	264,252
1,000,000	Tuscaloosa, Alabama, GO UT Warrants, 4.500%, 2/15/2013	1,022,870
245,000	Tuscaloosa, Alabama City Board of Education, Warrants, 4.550%, 2/15/2010	245,162
500,000	The Board of Trustees of the University of Alabama, Revenue Bonds, 5.375% (FGIC LOC), 10/1/2011	517,655

	Total	7,593,904

	Arkansas–2.7%
250,000	Arkansas State Development Finance Authority, Revenue Bonds, 4.000% (AMBAC INS), 12/1/2011	251,533
1,000,000	Little Rock, Arkansas, GO LTD, 4.000% (FSA LOC), 4/1/2014	1,005,300

	Total	1,256,833

Principal Amount		Value
Municipal Bonds (continued)
	California–2.4%
$1,000,000	California State, GO UT, 6.000%, 2/1/2016	$1,150,580
	Colorado–2.3%
85,000	Lower Colorado River Authority, Prerefunded, Revenue Bonds, 5.250%, 5/15/2021	90,987
915,000	Lower Colorado River Authority, Unrefunded, Revenue Bonds, 5.250%, 5/15/2021	969,003

	Total	1,059,990

	Florida–7.2%
750,000	Broward County Florida, GO UT (Series B), 5.000%, 1/1/2012	784,545
250,000	Florida State Department of Transportation, GO UT (Series A), 5.000%, 7/1/2016	264,470
1,000,000	Florida State Board of Education, GO UT, 4.000%, 6/1/2009	1,004,740
1,000,000	JEA Florida Electric Systems, Revenue Bonds (Series D), 4.400%, 10/1/2018	999,950
300,000	Palm Beach County Florida Solid Waste Authority, Revenue Bonds (Series A), 6.000% (AMBAC INS), 10/1/2009	313,839

	Total	3,367,544

	Georgia–6.3%
300,000	Atlanta and Fulton County Recreation Authority, Revenue Bonds, 4.750% (AMBAC INS), 12/1/2010	309,228
500,000	Augusta, Georgia Water & Sewer Authority, Revenue Bonds, 4.000% (FSA LOC), 10/1/2012	504,035
250,000	Fayette County Georgia School District, GO UT, 4.625%, 3/1/2010	254,912
1,000,000	Gwinnett County Georgia Water & Sewer Authority, Revenue Bonds, 4.000%, 8/1/2015	1,006,190
350,000	Private Colleges & Universities of Georgia, Revenue Bonds, 4.750%, 11/1/2008	354,928
500,000	Roswell, Georgia, GO UT, 4.250%, 2/1/2011	507,250

	Total	2,936,543

	Illinois–4.3%
1,300,000	Chicago, Illinois, GO UT (Series B), 5.000%, 1/1/2025	1,356,069
500,000	Illinois Health Facilities Authority, Revenue Bonds, 6.125%, 11/15/2022	537,190
130,000	Illinois State, GO UT Refunding Bonds, 5.125% (FGIC INS), 12/1/2007	130,919

	Total	2,024,178

	Indiana–3.5%
1,000,000	Indiana State Office Building & Facility, Revenue Bonds, 5.250% (FGIC INS), 7/1/2015	1,082,610

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Principal Amount		Value
Municipal Bonds (continued)
	Indiana (continued)
$500,000	Indianapolis, Indiana Public Improvement Board, Revenue Bonds, 6.000%, 1/10/2020	$569,080

	Total	1,651,690

	Kansas–0.7%
300,000	Kansas State Development Finance Authority, Revenue Bonds, 5.000% (MBIA INS), 6/1/2011	312,756
	Kentucky–1.7%
500,000	Kentucky State Property & Building Commission, Revenue Bonds, 5.750%, 10/1/2012	530,130
250,000	Louisville, Kentucky Public Properties Corp. First Mortgage, Revenue Bonds, 4.550% (MBIA INS), 12/1/2008	252,832

	Total	782,962

	Maryland–1.2%
500,000	Maryland State & Local Facilities, GO UT (Series II), 5.500%, 7/15/2013	545,375
	Missouri–6.2%
1,000,000	Missouri State Environmental Energy Authority, Revenue Bonds (Series B), 5.125%, 1/1/2020	1,053,620
750,000	Missouri State Highway & Transportation, Revenue Bonds (Series A), 5.625%, 2/1/2018	795,735
1,000,000	Missouri State Highway & Transportation, Revenue Bonds (Series A), 5.250%, 2/1/2020	1,059,100

	Total	2,908,455

	North Carolina–11.9%
1,000,000	Greensboro, North Carolina, GO UT (Series A), 4.000%, 2/1/2013	1,010,050
500,000	Mecklenburg County North Carolina, GO UT (Series B), 4.400%, 2/1/2012	512,120
500,000	Mecklenburg County North Carolina, GO UT (Series A), 4.000%, 2/1/2015	503,760
250,000	North Carolina Infrastructure Financial Corp., Revenue Bonds, 5.000%, 10/1/2011	260,625
1,000,000	North Carolina State, GO UT (Series A), 4.000%, 9/1/2012	1,009,370
1,000,000	Wake County North Carolina, GO UT Refunding Bonds, 4.000%, 3/1/2015	1,009,910
750,000	Wake County North Carolina, GO UT (Series A), 4.000%, 4/1/2013	757,740
500,000	Winston-Salem, North Carolina Water & Sewer System, Revenue Bonds, 4.875%, 6/1/2015	510,670

	Total	5,574,245

	South Carolina–7.2%
1,000,000	South Carolina State, GO UT, 4.000%, 1/1/2014	1,005,940
500,000	South Carolina State, GO UT (Series A), 4.600%, 5/1/2012	514,190

Principal Amount		Value
Municipal Bonds (continued)
	South Carolina (continued)
$750,000	South Carolina State Public Service Authority, Revenue Bonds (Series A), 5.000% (AMBAC), 1/1/2022	$780,210
1,000,000	South Carolina State Public Service Authority, Revenue Bonds (Series A), 5.000% (AMBAC), 1/1/2018	1,052,540

	Total	3,352,880

	Tennessee–4.3%
500,000	Knox County Tennessee, GO UT, 4.500%, 4/1/2010	508,725
500,000	Metropolitan Government Nashville & Davidson County Tennessee Water & Sewer, Revenue Bonds (Series A), 4.750%, 1/1/2014	507,400
500,000	Shelby County Tennessee, GO UT (Series A), 4.750%, 4/1/2010	512,035
250,000	Williamson County Tennessee, GO UT, 4.650%, 3/1/2008	251,665
250,000	Williamson County Tennessee, GO UT, 4.700%, 3/1/2009	253,865

	Total	2,033,690

	Texas–11.3%
500,000	Austin, Texas Public Improvement, GO UT, 4.750%, 9/1/2014	504,700
1,000,000	Dallas, Texas Waterworks & Sewer System, Revenue Bonds, 4.125% (FSA LOC), 4/1/2013	1,010,530
830,000	Denton, Texas Utility, Prerefunded, Revenue Bonds, 5.125% (AMBAC INS), 12/1/2018	868,786
170,000	Denton, Texas Utility, Unrefunded, Revenue Bonds, 5.125% (AMBAC INS), 12/1/2018	176,860
500,000	Fort Worth, Texas, GO LTD, 4.000%, 3/1/2013	500,740
500,000	San Antonio, Texas, GO LTD (Series A), 5.250%, 2/1/2010	516,845
275,000	Texas State Public Finance Authority, GO UT, 5.000%, 10/1/2017	287,917
500,000	Texas State Public Finance Authority, Revenue Bonds, 4.250% (FSA LOC), 10/15/2010	506,230
500,000	Tomball, Texas, GO UT, 4.500% (MBIA INS), 2/15/2011	510,550
350,000	University of Texas, Revenue Bonds (Series B), 5.250%, 8/15/2013	374,962

	Total	5,258,120

	Virginia–8.3%
250,000	Norfolk, Virginia, GO UT, 5.375% (FGIC LOC), 6/1/2011	252,500
1,000,000	Virginia Commonwealth Transportation Board Revenue, 5.000%, 5/15/2012	1,051,310
500,000	Virginia State Public Building Authority, Revenue Refunding Bonds (Series A), 4.000%, 8/1/2009	502,440

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Principal Amount		Value
Municipal Bonds (continued)
	Virginia (continued)
$1,000,000	Virginia State Public Building Authority, Revenue Refunding Bonds (Series A), 5.000%, 8/1/2015	$1,051,470
1,000,000	Virginia State Resource Authority Infrastructure, Revenue Pooled Loan Bond (Series D), 5.000%, 5/1/2020	1,030,680

	Total	3,888,400

	Washington–1.1%
500,000	Washington State, GO UT (Series B), 5.500%, 5/1/2009	515,835

	Total Municipal Bonds (identified cost 46,346,112)	46,213,980

Short-Term Investments–0.1%
41,468	Federated Tax-Free Obligations Fund	41,468

	Total Short-Term Investments (identified cost $41,468)	41,468

	Total Investments–99.0% (identified cost $46,387,580)	46,255,448

	Other Assets and Liabilities– Net–1.0%	435,719

	Total Net Assets–100.0%	$46,691,167

At May 31, 2007, the Fund held no securities that are subject to federal alternative minimum tax (AMT).

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2007.

The following acronyms are used throughout this portfolio :

AMBAC—American Municipal Bond Assurance Corporation

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance

GO—General Obligation

INS—Insured

LOC—Letter of Credit

LTD—Limited Tax

MBIA—Municipal Bond Investors Assurance Corporation

UT—Unlimited Tax

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT TREASURY MONEY MARKET FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Treasury Money Market Fund seeks current income consistent with stability of principal and liquidity. The Fund invests primarily in U.S. Treasury obligations maturing in 397 days or less and in repurchase agreements collateralized by U.S. Treasury obligations.

INVESTMENT RISKS:    An investment in the Fund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended May 31, 2007, Regions Morgan Keegan Select Treasury Money Market Fund’s Class A Shares had a total return of 2.23%, based on net asset value. An inverted slope of the yield curve helped the Fund relative to the market for much of the six-month period ended May 31, 2007. Due to the 60-day weighted average life the Fund maintains in order to qualify for its AAA rating from Standard & Poor’s, the inverted slope of the short-term yield curve benefited the Fund relative to its peer group. Stronger than expected economic data has recently dimmed prospects of the Federal Open Market Committee cutting interest rates in the foreseeable future, if not eliminated them. As a result, the short-term yield curve has gone from ‘flat’ to slightly positively sloped. This means longer term securities have a higher yield than shorter ones. In essence, short-term investors can now benefit by extending a little on the yield curve. This might hurt the Fund relative to other money market funds that maintain up to a 90-day weighted average life, but not significantly.

Our short-term strategy is to take advantage of any short-term fluctuations in interest rates, as well as exploiting any yield disparities between Treasury Bills and money market eligible Treasury Notes. Due to the slightly positive slope of the yield curve, coupled with the Federal Open Market Committee’s neutral stance, we will likely keep the weighted average life of the Fund between 45-55 days as liquidity considerations and trading conditions permit.

George R. McCurdy, IV

Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT

TREASURY MONEY MARKET FUND

MATURITY BREAKDOWN†

AS OF MAY 31, 2007

% OF TOTAL INVESTMENTS
1-14 Days	24.5%
15-29 Days	16.0%
30-59 Days	13.7%
60-179 Days	45.8%

Total	100.0%

†	The Fund’s composition is subject to change.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2007	SEVEN-DAY YIELD*(1)	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(2)	4.48%	2.23%	4.50%	2.01%	3.14%	3.47%
CLASS I SHARES**	4.74%	2.13%	4.25%	N/A	N/A	4.17%
*	Not annualized for periods less than one year.
**	The Fund’s shares are not sold subject to a sales (load) charge; therefore, the total returns displayed above are based upon net asset value.

(1)

The Seven-Day Yield more closely reflects the current earnings of the Fund than does the total return quotation. Investors may call the Fund toll-free at 877-757-7424 to acquire the current Seven-Day Net Yield.

(2)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(3)	The Fund’s Class A Shares and Class I Shares commenced investment operations on April 14, 1992 and April 3, 2006, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

REGIONS MORGAN KEEGAN SELECT TREASURY MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Principal Amount			Value
U.S. Treasury Obligations–95.5%
		U.S. Treasury Bills
$60,000,000	(1)(2)	5.09 - 5.13%, 6/7/2007	$59,950,315
80,000,000	(1)(2)	4.58 - 4.71%, 6/14/2007	79,865,865
95,000,000	(1)	5.18%, 6/15/2007	94,811,565
120,000,000	(1)	4.73 - 5.06%, 6/21/2007	119,673,431
75,000,000	(1)(2)	4.71 - 4.98%, 6/28/2007	74,726,890
75,000,000	(1)	4.68 - 4.96%, 7/5/2007	74,659,717
30,000,000	(1)(2)	4.95%, 7/12/2007	29,833,438
60,000,000	(1)(2)	4.91 - 4.94%, 7/19/2007	59,612,067
40,000,000	(1)	4.68 - 4.82%, 8/2/2007	39,676,050
50,000,000	(1)	4.67 - 4.99%, 8/9/2007	49,538,558
40,000,000	(1)(2)	4.81 - 4.98%, 8/23/2007	39,556,526
65,000,000	(1)	4.80 - 5.03%, 8/30/2007	64,214,638
25,000,000	(1)	4.98 - 5.00%, 9/6/2007	24,670,766
20,000,000	(1)	4.98%, 9/13/2007	19,718,333

		Total	830,508,159

		U.S. Treasury Notes
105,000,000		3.88%, 7/31/2007	104,814,112
105,000,000		2.75%, 8/15/2007	104,532,056
45,000,000		3.00%, 11/15/2007	44,591,955

		Total	253,938,123

		Total U.S. Treasury Obligations (Amortized Cost $1,084,446,282)	1,084,446,282

Shares/ Principal Amount			Value
Short-Term Investments–6.4%
$34,102,458		BlackRock Liquidity Funds Treasury Trust Fund Portfolio	$34,102,458
34,567,104		Federated U.S. Treasury Cash Reserve Fund	34,567,104
3,587,148		Goldman Sachs Financial Square Trust	3,587,148

		Total Short-Term Investments (Amortized Cost $72,256,710)	72,256,710

Repurchase Agreement–28.6%
325,288,984	(4)	Pool of Repurchase Agreements held as collateral for securities lending	325,288,984

		Total Repurchase Agreements (Amortized Cost $325,288,984)	325,288,984

		Total Investments–130.5% (Amortized Cost)	1,481,991,976

		Liabilities in excess of other assets–(30.5)%	(346,347,000)

		Net Assets–100.0%	$1,135,644,976

(1)	Yield at date of purchase.
(2)	Certain principal amounts are temporarily on loan to unaffiliated brokers/dealers. See Note 3 to the financial statements for additional information about securities lending.
(3)	Also represents cost for federal income purposes.
(4)	Pool of Repurchase Agreements held as collateral for securities lending:

	Principal/ Value	Date of Agreement	Proceeds at Maturity	Collateral Description	Collateral Market Value
Credit Suisse (USA), Inc. 5.09%, 6/1/07	10,001,414	5/31/07	10,002,828	Various U.S. Treasury Bills	10,003,414
Deutsche Bank Securities, Inc. 5.08%, 6/1/07	10,016,413	5/31/07	10,017,826	Various U.S. Treasury Bills	10,018,416
Lehman Brothers, Inc. 5.08%, 6/1/07	10,001,411	5/31/07	10,002,822	Various U.S. Treasury Bills	10,003,411
Merrill Lynch GSI 5.08%, 6/1/07	85,011,994	5/31/07	85,023,989	Various U.S. Treasury Bills	85,028,996
Mizuho Securities USA, Inc. 5.10%, 6/1/07	100,014,167	5/31/07	100,028,336	Various U.S. Treasury Bills	100,034,170
Morgan Stanley & Co., Inc. 5.09%, 6/1/07	110,243,585	5/31/07	110,259,172	Various U.S. Treasury Bills	110,265,634

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2007.

The Notes to the Financial Statements are as integral part of, and should be read in conjunction with, the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Money Market Fund (formerly Regions Morgan Keegan Select LEADER Money Market Fund) seeks maximum current income consistent with preservation of capital and liquidity. The Fund invests in high quality, short-term money market instruments with remaining maturities of 397 days or less.

INVESTMENT RISKS:    An investment in the Fund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended May 31, 2007, Regions Morgan Keegan Select Money Market Fund’s Class A Shares had a total return of 2.26%, based on net asset value. During the last six months, short-term interest rates were relatively stable, while long-term interest rates trended higher. In general, this led to superior performance for money market investments relative to long-term bonds. In the near term, we expect a fairly benign interest rate environment. Based on our analysis of economic conditions and the public comments of the Federal Open Market Committee, we expect no change in monetary policy. Barring some surprise in the economic data, the Federal Funds Rate is likely to remain 5.25% for the remainder of the year.

As always, the Fund’s portfolio of high quality investments is well diversified to reduce risk. We are positioned for a stable interest rate environment and expect to maintain the Fund’s average maturity between 40 and 50 days.

George R. McCurdy, IV

Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND

MATURITY BREAKDOWN†

AS OF MAY 31, 2007

% OF TOTAL INVESTMENTS
1-14 Days	15.4%
15-29 Days	8.4%
30-59 Days	13.4%
60-179 Days	59.6%
180+ Days	3.2%

Total	100.0%

†	The Fund’s composition is subject to change.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2007	SEVEN-DAY YIELD*(1)	SIX MONTHS*	1 YEAR	5 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(2)
CLASS A SHARES**	4.53%	2.26%	4.51%	1.88%	2.62%
CLASS I SHARES**	4.79%	2.39%	4.77%	2.30%	3.07%
*	Not annualized for periods less than one year.
**	The Fund’s shares are not sold subject to a sales (load) charge; therefore, the total returns displayed above are based upon net asset value.

(1)

The Seven-Day Yield more closely reflects the current earnings of the Fund than does the total return quotation. Investors may call the Fund toll-free at 877-757-7424 to acquire the current Seven-Day Yield.

(2)

The Fund began operations on February 18, 2005 as the successor to a substantially similar investment company. On that date, the Fund merged with LEADER Money Market Fund, a series of LEADER Mutual Funds, and assumed that portfolio’s operating history and performance record. The Fund’s performance prior to February 18, 2005 is that of the Fund’s predecessor, the inception date of which was October 4, 2000 (Class A Shares) and July 7, 1999 (Class I Shares). For periods prior to the commencement of operations of the predecessor fund’s Class A Shares, performance information for that class is based on the performance of that Fund’s Class I Shares, which would have substantially similar annual returns compared to the Class A Shares because the Class I Shares were invested in the same portfolio of securities. The performance information assumes reinvestment of dividends and other distributions and, for the periods prior to February 18, 2005, reflects fees and expenses paid by the predecessor fund’s Class A Shares and Class I Shares.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

Principal Amount			Value
Commercial Paper–47.0%
		Air Freight & Logistics–3.1%
$3,000,000	(2)	United Parcel Services, 5.29%, 7/31/2007	$2,974,450
		Banks–12.5%
3,000,000	(2)	Calyon NA, Inc., 5.37%, 7/6/2007	2,985,125
3,000,000	(2)	Citigroup, Inc., 5.37%, 7/16/2007	2,980,387
3,000,000	(2)	HSBC USA, Inc., 5.33%, 8/21/2007	2,965,103
3,000,000	(2)	UBS America Finance, 5.37%, 8/15/2007	2,967,344

		Total	11,897,959

		Financial Services–25.1%
3,000,000	(2)	American Express International, 5.31%, 8/13/2007	2,968,549
3,000,000	(2)	American General Finance Corp., 5.33%, 7/12/2007	2,982,336
3,000,000	(2)	Chevron Funding Corp., 5.26%, 7/23/2007	2,977,900
3,000,000	(2)	General Electric Capital Corp., 5.36%, 8/13/2007	2,968,245
3,000,000	(2)	John Deere Capital Corp., 5.36%, 6/14/2007	2,994,356
3,000,000	(2)	Merrill Lynch & Co., Inc., 5.35%, 10/10/2007	2,943,670
3,000,000	(2)	Nestle Capital Corp., 5.33%, 9/21/2007	2,951,747
3,000,000	(2)	Toyota Motor Credit Corp., 5.34%, 8/10/2007	2,969,958

		Total	23,756,761

		Food Products–6.3%
3,000,000	(2)	Coca-Cola Enterprises, Inc., 5.33%, 6/27/2007	2,988,755
3,000,000	(2)	Wrigley (WM.) Jr. Co., 5.31%, 10/12/2007	2,943,475

		Total	5,932,230

		Total Commercial Paper (Amortized Cost $44,561,400)	44,561,400

Taxable Municipal Bonds–9.9%
		Colorado–3.1%
1,400,000	(*)	Colorado Housing & Finance Authority, Single Family Revenue, 5.35%, 11/1/2035, SPA Lloyds TSB Bank plc	1,400,000
1,500,000	(*)	Colorado Housing & Finance Authority, Revenue, 5.35%, 5/1/2041, SPA Landesbank Hessen	1,500,000

		Total	2,900,000

		Massachusetts–0.8%
800,000	(*)	Massachusetts State Housing Finance Agency, Multi-Family Revenue, 5.35%, 5/15/2031, FNMA	800,000
		North Carolina–1.1%
1,000,000	(*)	North Carolina State Education Assistance Authority Revenue, 5.28%, 9/1/2035, Credit Support: AMBAC	1,000,000

Shares/ Principal Amount			Value
Taxable Municipal Bonds (continued)
		Pennsylvania–2.6%
$2,500,000	(*)	Pennsylvania State Higher Education Assistance Agency, Subseries GG-5, 5.22%, 12/1/2045, Credit Support : Guaranteed Student Loans	$2,500,000
		Texas–0.6%
550,000	(*)	Texas State Taxable Small Business, Series B, 5.32%, 6/1/2045, SPA National Bank of Australia	550,000
		Utah–1.7%
1,600,000	(*)	Utah Housing Corp., Single Family Mortgage Revenue, Series A-2, 5.35%, 7/1/2033, LOC Westdeutsche Landesbank	1,600,000

		Total Taxable Municipal Bonds (Amortized Cost $9,350,000)	9,350,000

U.S. Government Agencies–36.7%
		Fannie Mae
3,000,000	(1)(2)	5.23%, 6/27/2007	2,988,972
3,000,000	(1)(2)	5.24%, 7/6/2007	2,985,154
2,000,000	(1)(2)	5.26%, 7/25/2007	1,984,682
3,000,000	(1)(2)	5.22%, 8/1/2007	2,974,177
3,000,000	(1)(2)	5.25%, 9/5/2007	2,959,600

		Total	13,892,585

7,000,000	(*)	Federal Home Loan Bank, 4.50%, 12/30/2008	7,000,000
		Freddie Mac
2,000,000	(1)(2)	5.27%, 6/5/2007	1,998,873
3,000,000	(1)(2)	5.22%, 7/24/2007	2,977,519
3,000,000	(1)(2)	5.28%, 7/30/2007	2,975,023
3,000,000	(1)(2)	5.30%, 8/13/2007	2,969,036
3,000,000	(1)(2)	5.26%, 9/10/2007	2,957,420

		Total	13,877,871

		Total U.S. Government Agencies (Amortized Cost $34,770,456)	34,770,456

Short-Term Investments–6.7%
3,157,341		Fidelity Institutional Money Market Portfolio	3,157,341
3,157,342		Lehman Brothers Institutional Money Market Portfolio	3,157,342

		Total Short-Term Investments (Amortized Cost $6,314,683)	6,314,683

		Total Investments–100.3% (Amortized Cost $94,996,539) (3)	94,996,539

		Liabilities in excess of other assets–(0.3)%	(253,775)

		Net Assets–100.0%	$94,742,764

(1)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
(2)	Yield at date of purchase.
(3)	Also represents cost for federal income tax purposes.

REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2007 (UNAUDITED)

*	Variable Rate Instruments. The rate presented is the rate in effect at May 31, 2007. The maturity date is the final maturity date; the interest rate will adjust periodically until maturity.

AMBAC—American Municipal Bond Assurance Corp.

FNMA—Federal National Mortgage Association

LOC—Letter of Credit

SPA—Standby Purchase Agreement

Note: The categories are shown as a percentage of total net assets at May 31, 2007.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MAY 31, 2007 (UNAUDITED)

	Mid Cap Growth Fund		Growth Fund		Core Equity Fund		Mid Cap Value Fund		Value Fund		Balanced Fund
Assets:
Investments in securities, at value	$492,271,831	(1)	$511,631,616	(1)	$72,484,994		$107,984,817	(1)	$238,958,245		$199,785,160	(1)

Total investments in securities	492,271,831		511,631,616		72,484,994		107,984,817		238,958,245		199,785,160

Interest and dividends receivable	238,757		656,523		77,580		130,067		511,873		674,915
Receivable for fund shares sold	53,674		94,528		26,655		136,901		89,924		631,472
Receivable for investments sold	2,190,354		—		—		—		—		1,691,426
Other assets	17,682		—		—		—		429		—

Total assets	494,772,298		512,382,667		72,589,229		108,251,785		239,560,471		202,782,973

Liabilities:
Payable for fund shares redeemed	220,025		230,887		7,983		24,274		30,174		68
Payable for investments purchased	—		98,400		—		260,893		—		—
Call options written, at value (premiums received $410,794) (Note 6)	704,000		—		—		—		—		—
Payable for collateral due to broker	104,948,199		62,385,050		—		21,432,159		—		30,817,047
Accrued expenses:
Advisory fees (Note 4)	241,219		282,108		46,120		54,164		149,833		108,853
Administration fees (Note 4)	28,946		33,853		5,534		6,500		17,980		13,062
Custodian fees (Note 4)	5,552		5,915		1,442		1,657		4,058		3,115
Accounting fees (Note 4)	9,649		11,284		1,845		2,166		5,993		4,354
Shareholder services fees (Note 4)	71,827		84,305		1,058		17,098		49,194		36,283
Distribution services fees (Note 4)	6,050		2,746		—		1,150		1,941		512
Transfer agent fees (Note 4)	11,787		10,669		3,706		5,116		6,152		5,835
Other	52,197		75,579		21,738		24,797		31,754		33,193

Total liabilities	106,299,451		63,220,796		89,426		21,829,974		297,079		31,022,322

Net Assets	388,472,847		449,161,871		72,499,803		86,421,811		239,263,392		171,760,651

Composition of Net Assets:
Paid-in capital	$283,774,204		$342,353,587		$46,088,376		$61,653,192		$180,153,366		$129,458,658
Undistributed net investment income	(562,869)		555,438		27,647		5,235		649,656		420,861
Accumulated net realized gains/(losses) on investments	4,483,598		(16,791,035)		6,374,286		5,169,774		(1,826,117)		4,044,165
Net unrealized appreciation/(depreciation) on investments	100,777,914		123,043,881		20,009,494		19,593,610		60,286,487		37,836,967

Net Assets	$388,472,847		$449,161,871		$72,499,803		$86,421,811		$239,263,392		$171,760,651

Investments, at identified cost	$391,200,711		$388,587,735		$52,475,500		$88,391,207		$178,671,758		$161,948,193

Shares Outstanding and Net Asset Value Per Share:
Class A Shares:
Net assets	$335,362,606		$396,525,138		$4,988,063		$79,754,535		$231,453,076		$170,766,795
Shares outstanding	18,615,674		20,284,758		202,555		6,711,717		11,855,859		10,222,101
Net asset value and redemption price per share	$18.02		$19.55		$24.63		$11.88		$19.52		$16.71
Offering price per share	$19.07	(2)	$20.69	(2)	$26.06	(2)	$12.57	(2)	$20.66	(2)	$17.68	(2)

Class C Shares:
Net assets	$9,701,644		$4,298,391		$108		$1,773,929		$3,089,027		$814,525
Shares outstanding	558,236		226,614		4		153,108		158,671		48,758
Net asset value, offering and redemption price* per share	$17.38		$18.97		$24.62		$11.59		$19.47		$16.71

Class I Shares:
Net assets	$43,408,597		$48,338,342		$67,511,632		$4,893,347		$4,721,289		$179,331
Shares outstanding	2,393,653		2,472,457		2,738,701		410,009		241,774		10,721
Net asset value, offering and redemption price per share	$18.13		$19.55		$24.65		$11.93		$19.53		$16.73
*	Redemption price per share varies by length of time shares are held.
(1)	Including $103,913,141, $61,066,082, $21,365,320, and $31,373,580 of securities loaned, respectively.
(2)	Computation of offering price per share: 100/94.5 of net asset value.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MAY 31, 2007 (UNAUDITED)

	Fixed Income Fund		Limited Maturity Fixed Income Fund		Intermediate Tax Exempt Bond Fund		Treasury Money Market Fund		Money Market Fund
Assets:
Investments in securities, at value	$248,030,626	(1)	$35,994,591	(1)	$46,255,448		$1,156,702,992	(1)	$94,996,539
Investments in repurchase agreements	—		—		—		325,288,984		—

Total investments in securities	248,030,626		35,994,591		46,255,448		1,481,991,976		94,996,539

Cash	—		—		—		2,378		—
Interest and dividends receivable	1,864,533		195,999		625,703		2,540,070		135,265
Receivable for fund shares sold	114,888		7,526		—		—		—
Receivable for investments sold	—		—		—		74,871,368		—
Other assets	—		—		—		124,641		—

Total assets	250,010,047		36,198,116		46,881,151		1,559,530,433		95,131,804

Liabilities:
Payable for fund shares redeemed	131,582		121		25,000		—		—
Dividends payable	807,279		57,542		114,713		3,248,135		223,520
Payable for investments purchased	—		—		—		94,811,565		—
Payable for collateral due to broker	27,546,195		5,018,463		—		325,288,984		—
Accrued expenses:
Advisory fees (Note 4)	95,071		6,752		10,002		184,586		20,639
Administration fees (Note 4)	17,113		2,431		3,601		83,061		7,430
Custodian fees (Note 4)	3,914		675		1,000		8,649		1,863
Accounting fees (Note 4)	5,704		811		1,200		27,687		2,477
Shareholder services fees (Note 4)	35,579		6,731		8,941		231,028		18,949
Distribution services fees (Note 4)	1,515		270		36		—		—
Transfer agent fees (Note 4)	5,322		3,250		4,677		1,762		3,132
Other	44,552		14,529		20,814		—		111,030

Total liabilities	28,693,826		5,111,575		189,984		423,885,457		389,040

Net Assets	221,316,221		31,086,541		46,691,167		1,135,644,976		94,742,764

Composition of Net Assets:
Paid-in capital	$235,919,960		$38,437,566		$46,772,648		$1,135,630,091		$94,938,521
Undistributed net investment income	—		107,060		—		—		—
Accumulated net realized gains/(losses) on investments	(9,654,995)		(7,433,197)		50,651		14,885		(195,757)
Net unrealized appreciation/(depreciation) of investments	(4,948,744)		(24,888)		(132,132)		—		—

Net Assets	$221,316,221		$31,086,541		$46,691,167		$1,135,644,976		$94,742,764

Investments, at identified cost	$252,979,370		$36,019,479		$46,387,580		$1,156,702,992		$94,996,539

Shares Outstanding and Net Asset Value Per Share:
Class A Shares:
Net assets	$162,508,899		$30,663,396		$41,742,112		$1,135,387,022		$87,853,466
Shares outstanding	16,548,174		3,346,963		4,435,585		1,135,379,237		87,939,166
Net asset value and redemption price per share	$9.82		$9.16		$9.41		$1.00		$1.00
Offering price per share	$10.02	(2)	$9.30	(3)	$9.60	(2)	$1.00		$1.00

Class C Shares:
Net assets	$3,008,838		$423,044		$56,400		$—		$—
Shares outstanding	306,413		46,185		5,985		—		—
Net asset value, offering and redemption price* per share	$9.82		$9.16		$9.42		$—		$—

Class I Shares:
Net assets	$55,798,484		$101		$4,892,655		$257,954		$6,889,298
Shares outstanding	5,682,288		11		520,107		257,950		6,874,357
Net asset value, offering and redemption price per share	$9.82		$9.16		$9.41		$1.00		$1.00
*	Redemption price per share varies by length of time shares are held.
(1)	Including $41,822,452, $8,931,635, and $324,153,098 of securities loaned, respectively.
(2)	Computation of Offering Price Per Share: 100/98 of net asset value.
(3)	Computation of Offering Price Per Share: 100/98.5 of net asset value.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX-MONTHS ENDED MAY 31, 2007 (UNAUDITED)

	Mid Cap Growth Fund	Growth Fund		Core Equity Fund
Investment Income:
Dividend income	$1,601,879 (1)	$2,980,826	(2)	$586,853	(3)
Interest income	—	—		3,433
Proceeds from securities lending	64,906	54,700		—

Total investment income	1,666,785	3,035,526		590,286

Expenses:
Advisory fees	1,347,134	1,600,760		290,372
Administration fees	161,656	192,091		34,845
Custodian fees	31,675	34,358		8,990
Accounting fees	53,886	64,031		11,615
Shareholder service fees—Class A Shares	405,879	479,605		6,493
Shareholder service fees—Class C Shares	11,495	5,292		—
Distribution service fees—Class C Shares	34,484	15,876		—
Transfer agent fees	88,128	91,202		24,326
Legal fees	18,597	22,063		3,897
Audit fees	12,205	13,941		8,438
Registration fees	17,299	12,591		9,231
Trustees’ fees	2,349	2,349		2,349
Insurance premiums	9,059	10,972		2,760
Printing and postage fees	26,361	35,471		6,301
Other	10,640	12,677		5,404

Total expenses	2,230,847	2,593,279		415,021

Net investment income/(loss)	(564,062)	442,247		175,265

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains on investments	6,259,075	13,089,535		6,374,382
Net realized gains/(losses) on expiration of options	(532,386)	261,795		—
Change in unrealized appreciation/(depreciation) on investments	30,250,698	17,425,281		175,289

Net realized and unrealized gains on investments	35,977,387	30,776,611		6,549,671

Change in net assets resulting from operations	$35,413,325	$31,218,858		$6,724,936

(1)	Net of foreign taxes withheld of $3,960.

(2)	Net of foreign taxes withheld of $3,630.

(3)	Net of foreign taxes withheld of $207.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX-MONTHS ENDED MAY 31, 2007 (UNAUDITED)

	Mid Cap Value Fund		Value Fund		Balanced Fund
Investment Income:
Dividend income	$534,120	(1)	$2,685,070	(2)	$901,653	(3)
Interest income	—		—		1,206,490
Proceeds from securities lending	6,740		—		25,013

Total investment income	540,860		2,685,070		2,133,156

Expenses:
Advisory fees	299,339		876,988		640,346
Administration fees	35,921		105,238		76,841
Custodian fees	9,229		23,773		18,323
Accounting fees	11,974		35,080		25,614
Shareholder service fees—Class A Shares	94,739		285,677		211,839
Shareholder service fees—Class C Shares	2,101		3,726		1,037
Distribution service fees—Class C Shares	6,302		11,178		3,111
Transfer agent fees	37,556		40,738		43,032
Legal fees	4,155		10,887		8,808
Audit fees	8,610		7,880		12,529
Registration fees	10,306		11,676		11,546
Trustees’ fees	2,349		2,349		2,349
Insurance premiums	2,438		5,121		4,210
Printing and postage fees	4,672		17,478		12,620
Other	5,934		8,216		7,305

Total expenses	535,625		1,446,005		1,079,510

Net investment income/(loss)	5,235		1,239,065		1,053,646

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains on investments	6,429,716		14,889,877		4,185,716
Change in unrealized appreciation/(depreciation) on investments	2,305,660		7,316,069		3,481,703

Net realized and unrealized gains on investments	8,735,376		22,205,946		7,667,419

Change in net assets resulting from operations	$8,740,611		$23,445,011		$8,721,065

(1)	Net of foreign taxes withheld of $1,408.

(2)	Net of foreign taxes withheld of $3,232.

(3)	Net of foreign taxes withheld of $2,190.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX-MONTHS ENDED MAY 31, 2007 (UNAUDITED)

	Fixed Income Fund	Limited Maturity Fixed Income Fund	Intermediate Tax Exempt Bond Fund
Investment Income:
Interest income	$7,307,247	$1,143,485	$1,012,640
Dividend income	122,011	44,256	5,064
Proceeds from securities lending	32,509	4,571	—

Total investment income	7,461,767	1,192,312	1,017,704

Expenses:
Advisory fees	590,788	88,660	61,540
Administration fees	106,342	19,949	22,155
Custodian fees	23,957	5,534	6,144
Accounting fees	35,447	6,650	7,385
Shareholder service fees—Class A Shares	224,715	54,609	54,551
Shareholder service fees—Class C Shares	2,789	545	35
Distribution service fees—Class C Shares	8,366	1,635	103
Transfer agent fees	44,584	22,441	22,632
Legal fees	12,115	2,432	1,497
Audit fees	13,483	8,176	7,957
Registration fees	11,592	10,346	7,633
Trustees’ fees	2,349	2,349	2,349
Insurance premiums	6,503	1,027	1,436
Printing and postage fees	17,970	3,534	1,857
Other	9,561	4,552	3,255

Total expenses	1,110,561	232,439	200,529
Expenses voluntarily waived by the Adviser (Note 4)	—	(33,248)	—

Net Expenses	1,110,561	199,191	200,529

Net investment income	6,351,206	993,121	817,175

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on investments	(4,908,008)	(1,607,119)	35,165
Change in unrealized appreciation/(depreciation) on investments	(4,755,121)	(429,699)	(741,121)

Net realized and unrealized gains on investments	(9,663,129)	(2,036,818)	(705,956)

Change in net assets resulting from operations	$(3,311,923)	$(1,043,697)	$111,219

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX-MONTHS ENDED MAY 31, 2007 (UNAUDITED)

	Treasury Money Market Fund		Money Market Fund
Investment Income:
Interest income	$29,350,871	(3)	$2,349,034
Dividend income	—		116,998
Proceeds from securities lending	195,447		—

Total investment income	29,546,318		2,466,032

Expenses:
Advisory fees	1,205,418		118,030
Administration fees	526,116		42,491
Custodian fees	52,918		10,686
Accounting fees	175,372		14,159
Shareholder service fees—Class A Shares	1,461,678		106,308
Transfer agent fees	75,939		34,793
Legal fees	51,420		7,086
Audit fees	50,375		8,242
Registration fees	11,737		5,428
Trustees’ fees	2,072		2,901
Insurance premiums	25,000		2,000
Printing and postage fees	43,375		8,222
Other	1,779		14,515

Total expenses	3,683,199		374,861

Net investment income	25,863,119		2,091,171

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on investments	15,009		(573)
Change in unrealized appreciation/(depreciation) on investments	—		—

Net realized and unrealized gains on investments	15,009		(573)

Change in net assets resulting from operations	$25,878,128		$2,090,598

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Growth Fund		Growth Fund
	Six Months Ended May 31, 2007	Year Ended November 30, 2006	Six Months Ended May 31, 2007	Year Ended November 30, 2006
	(Unaudited)		(Unaudited)
Change in Net Assets:
Operations:
Net investment income/(loss)	$(564,062)	$(1,197,577)	$442,247	$560,137
Net realized gains/(losses) on investments	5,726,689	46,099,179	13,351,330	19,992,217
Net change in unrealized appreciation/(depreciation) on investments	30,250,698	(11,099,834)	17,425,281	10,197,872

Change in net assets resulting from operations	35,413,325	33,801,768	31,218,858	30,750,226

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	—	—	—	(379,718)
Class C Shares	—	—	—	—
Class I Shares	—	—	—	(155,062)
Distributions from net realized gain on investments:
Class A Shares	(44,384,965)	(18,409,377)	—	—
Class C Shares	(1,195,467)	(345,412)	—	—
Class I Shares	(518,880)	(72,304)	—	—

Change in net assets resulting from distributions to shareholders	(46,099,312)	(18,827,093)	—	(534,780)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	33,614,866	24,626,129	(221,594)	(34,150,917)

Change in net assets	22,928,879	39,600,804	30,997,264	(3,935,471)
Net Assets:
Beginning of period	365,543,968	325,943,164	418,164,607	422,100,078

End of period	$388,472,847	$365,543,968	$449,161,871	$418,164,607

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Core Equity Fund		Mid Cap Value Fund
	Six Months Ended May 31, 2007	Year Ended November 30, 2006	Six Months Ended May 31, 2007	Year Ended November 30, 2006
	(Unaudited)		(Unaudited)
Change in Net Assets:
Operations:
Net investment income/(loss)	$175,265	$1,214,517	$5,235	$(9,509)
Net realized gains/(losses) on investments	6,374,382	28,142,255	6,429,716	3,262,042
Net change in unrealized appreciation/(depreciation) on investments	175,289	(25,677,761)	2,305,660	3,794,013

Change in net assets resulting from operations	6,724,936	3,679,011	8,740,611	7,046,546

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(14,831)	(53,029)	—	—
Class C Shares	—	—	—	—
Class I Shares	(318,998)	(1,212,612)	—	—
Distributions from net realized gain on investments:
Class A Shares	(1,237,931)	—	(2,964,671)	(10,184,417)
Class C Shares	(21)	—	(51,238)	(101,871)
Class I Shares	(19,477,443)	—	(5,233)	(15,875)

Change in net assets resulting from distributions to shareholders	(21,049,224)	(1,265,641)	(3,021,142)	(10,302,163)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	(13,265,481)	(20,389,783)	3,508,785	(10,348,397)

Change in net assets	(27,589,769)	(17,976,413)	9,228,254	(13,604,014)
Net Assets:
Beginning of period	100,089,572	118,065,985	77,193,557	90,797,571

End of period	$72,499,803	$100,089,572	$86,421,811	$77,193,557

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Balanced Fund
	Six Months Ended May 31, 2007	Year Ended November 30, 2006	Six Months Ended May 31, 2007	Year Ended November 30, 2006
	(Unaudited)		(Unaudited)
Change in Net Assets:
Operations:
Net investment income/(loss)	$1,239,065	$1,799,672	$1,053,646	$2,171,110
Net realized gains/(losses) on investments	14,889,877	9,120,707	4,185,716	10,038,107
Net change in unrealized appreciation/(depreciation) on investments	7,316,069	12,643,450	3,481,703	2,132,026

Change in net assets resulting from operations	23,445,011	23,563,829	8,721,065	14,341,243

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(1,211,654)	(1,663,846)	(1,052,690)	(2,148,188)
Class C Shares	—	—	(1,553)	(5,440)
Class I Shares	(12,624)	(10,818)	(5,427)	(11,501)
Distributions from net realized gain on investments:
Class A Shares	—	—	(5,291,763)	(375,391)
Class C Shares	—	—	(28,204)	(3,132)
Class I Shares	—	—	(16,916)	(215)

Change in net assets resulting from distributions to shareholders	(1,224,278)	(1,674,664)	(6,396,553)	(2,543,867)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	(37,305,382)	5,097,420	(8,337,461)	(10,924,114)

Change in net assets	(15,084,649)	26,986,585	(6,012,949)	873,262
Net Assets:
Beginning of period	254,348,041	227,361,456	177,773,600	176,900,338

End of period	$239,263,392	$254,348,041	$171,760,651	$177,773,600

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Fixed Income Fund		Limited Maturity Fixed Income Fund
	Six Months Ended May 31, 2007	Year Ended November 30, 2006	Six Months Ended May 31, 2007	Year Ended November 30, 2006
	(Unaudited)		(Unaudited)
Change in Net Assets:
Operations:
Net investment income/(loss)	$6,351,206	$13,315,243	$993,121	$2,150,282
Net realized gains/(losses) on investments	(4,908,008)	(2,913,700)	(1,607,119)	(868,087)
Net change in unrealized appreciation/(depreciation) on investments	(4,755,121)	3,039,799	(429,699)	1,089,823

Change in net assets resulting from operations	(3,311,923)	13,441,342	(1,043,697)	2,372,018

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(4,829,418)	(10,578,496)	(1,091,360)	(2,147,228)
Class C Shares	(51,328)	(111,552)	(9,431)	(12,663)
Class I Shares	(1,518,550)	(2,969,495)	(3)	(4)
Distributions from net realized gain on investments:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—

Change in net assets resulting from distributions to shareholders	(6,399,296)	(13,659,543)	(1,100,794)	(2,159,895)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	(40,675,571)	(39,942,470)	(19,198,207)	(15,760,179)

Change in net assets	(50,386,790)	(40,160,671)	(21,342,698)	(15,548,056)
Net Assets:
Beginning of period	271,703,011	311,863,682	52,429,239	67,977,295

End of period	$221,316,221	$271,703,011	$31,086,541	$52,429,239

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Intermediate Tax Exempt Bond Fund
	Six Months Ended May 31, 2007	Year Ended November 30, 2006
	(Unaudited)
Change in Net Assets:
Operations:
Net investment income/(loss)	$817,175	$1,859,070
Net realized gains/(losses) on investments	35,165	(12,966)
Net change in unrealized appreciation/(depreciation) on investments	(741,121)	150,190

Change in net assets resulting from operations	111,219	1,996,294

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(695,686)	(1,600,399)
Class C Shares	(325)	(4)
Class I Shares	(94,635)	(258,003)
Distributions from net realized gain on investments:
Class A Shares	—	(49,538)
Class C Shares	—	—
Class I Shares	—	(8,286)

Change in net assets resulting from distributions to shareholders	(790,646)	(1,916,230)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	(5,333,799)	(8,814,420)

Change in net assets	(6,013,226)	(8,734,356)
Net Assets:
Beginning of period	52,704,393	61,438,749

End of period	$46,691,167	$52,704,393

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Treasury Money Market Fund		Money Market Fund
	Six Months Ended May 31, 2007	Year Ended November 30, 2006	Six Months Ended May 31, 2007	Year Ended November 30, 2006
	(Unaudited)		(Unaudited)
Change in Net Assets:
Operations:
Net investment income	$25,863,119	$35,922,269	$2,091,171	$3,620,552
Net realized gains/(losses) on investments	15,009	(124)	(573)	(2,937)

Change in net assets resulting from operations	25,878,128	35,922,145	2,090,598	3,617,615

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(25,859,406)	(35,922,267)	(1,913,094)	(2,789,391)
Class I Shares	(3,713)	(2)	(223,482)	(785,756)

Change in net assets resulting from distributions to shareholders	(25,863,119)	(35,922,269)	(2,136,576)	(3,575,147)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	49,077,621	258,691,401	5,658,582	(28,784,990)

Change in net assets	49,092,630	258,691,277	5,612,604	(28,742,522)
Net Assets:
Beginning of period	1,086,552,346	827,861,069	89,130,160	117,872,682

End of period	$1,135,644,976	$1,086,552,346	$94,742,764	$89,130,160

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains
Mid Cap Growth Fund
Class A Shares
Six Months Ended May 31, 2007 (Unaudited)	$18.82	(0.03)		1.63	1.60	—	(2.40)
Year Ended November 30, 2006	$18.06	(0.06)		1.82	1.76	—	(1.00)
Year Ended November 30, 2005	$16.57	(0.07)		2.93	2.86	—	(1.37)
Year Ended November 30, 2004	$15.49	(0.11)		1.19	1.08	—	—
Year Ended November 30, 2003	$11.99	(0.11	)(6)	3.61	3.50	—	—

Mid Cap Growth Fund
Class C Shares
Six Months Ended May 31, 2007 (Unaudited)	$18.24	(0.03)		1.57	1.54	—	(2.40)
Year Ended November 30, 2006	$17.61	(0.06)		1.69	1.63	—	(1.00)
Year Ended November 30, 2005	$16.24	(0.07)		2.81	2.74	—	(1.37)
Year Ended November 30, 2004	$15.29	(0.11)		1.06	0.95	—	—
Year Ended November 30, 2003	$11.92	(0.21	)(6)	3.58	3.37	—	—

Mid Cap Growth Fund
Class I Shares
Six Months Ended May 31, 2007 (Unaudited)	$18.92	(0.03)		1.64	1.61	—	(2.40)
Year Ended November 30, 2006	$18.11	(0.06)		1.87	1.81	—	(1.00)
Year Ended November 30, 2005	$16.59	(0.07)		2.96	2.89	—	(1.37)
Period Ended November 30, 2004 (7)	$16.16	(0.11)		0.54	0.43	—	—

Growth Fund
Class A Shares
Six Months Ended May 31, 2007 (Unaudited)	$18.21	0.02		1.32	1.34	—	—
Year Ended November 30, 2006	$16.93	0.02		1.28	1.30	(0.02)	—
Year Ended November 30, 2005	$15.33	0.04		1.65	1.69	(0.09)	—
Year Ended November 30, 2004	$15.04	0.06		0.23	0.29	—	—
Year Ended November 30, 2003	$13.03	(0.03	)(6)	2.04	2.01	—	—

Growth Fund
Class C Shares
Six Months Ended May 31, 2007 (Unaudited)	$17.69	0.02		1.26	1.28	—	—
Year Ended November 30, 2006	$16.52	—		1.17	1.17	—	—
Year Ended November 30, 2005	$15.02	0.01		1.55	1.56	(0.06)	—
Year Ended November 30, 2004	$14.84	0.06		0.12	0.18	—	—
Year Ended November 30, 2003	$12.95	(0.15	)(6)	2.04	1.89	—	—

Growth Fund
Class I Shares
Six Months Ended May 31, 2007 (Unaudited)	$18.19	0.02		1.34	1.36	—	—
Year Ended November 30, 2006	$16.94	0.10		1.25	1.35	(0.10)	—
Period Ended November 30, 2005 (8)	$15.52	(0.04)		1.47	1.43	(0.01)	—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(5)	This voluntary expense decrease is reflected in both the net expense and net investment income (loss) ratios shown.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets			Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1) (2)	Net Investment Income (3)	Net Expenses (3)	Expenses Waiver/ Reimbursement (3) (5)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate (4)

(2.40)	$18.02	10.00%	(0.31)%	1.23%	—	$335,363	30%
(1.00)	$18.82	10.27%	(0.32)%	1.25%	—	$352,742	67%
(1.37)	$18.06	18.91%	(0.40)%	1.26%	—	$318,644	73%
—	$16.57	6.97%	(0.69)%	1.29%	—	$294,325	56%
—	$15.49	29.19%	(0.82)%	1.33%	—	$175,867	49%

(2.40)	$17.38	10.00%	(1.06)%	1.98%	—	$9,702	30%
(1.00)	$18.24	9.76%	(1.07)%	2.00%	—	$9,168	67%
(1.37)	$17.61	18.54%	(1.15)%	2.01%	—	$5,984	73%
—	$16.24	6.21%	(1.39)%	1.99%	—	$5,353	56%
—	$15.29	28.27%	(1.62)%	2.08%	—	$1,825	49%

(2.40)	$18.13	9.99%	(0.06)%	0.98%	—	$43,408	30%
(1.00)	$18.92	10.52%	(0.07)%	1.00%	—	$3,634	67%
(1.37)	$18.11	19.09%	(0.15)%	1.01%	—	$1,315	73%
—	$16.59	2.66%	(0.40)%	1.00%	—	$1,032	56%

—	$19.55	7.36%	0.19%	1.23%	—	$396,525	17%
(0.02)	$18.21	7.67%	0.12%	1.25%	—	$387,871	27%
(0.09)	$16.93	11.06%	0.22%	1.23%	0.05%	$385,900	53%
—	$15.33	1.93%	0.37%	1.27%	0.05%	$411,785	33%
—	$15.04	15.43%	(0.23)%	1.27%	0.05%	$319,180	44%

—	$18.97	7.24%	(0.56)%	1.98%	—	$4,299	17%
—	$17.69	7.08%	(0.63)%	2.00%	—	$3,609	27%
(0.06)	$16.52	10.43%	(0.53)%	1.98%	0.05%	$3,082	53%
—	$15.02	1.21%	(0.32)%	1.96%	0.05%	$2,955	33%
—	$14.84	14.59%	(1.06)%	2.02%	0.05%	$1,072	44%

—	$19.55	7.48%	0.44%	0.98%	—	$48,338	17%
(0.10)	$18.19	7.98%	0.37%	1.00%	—	$26,685	27%
(0.01)	$16.94	9.24%	0.47%	0.98%	0.05%	$33,118	53%

(6)	Per share data calculated using average shares for the period.

(7)	From the commencement of investment operations on June 23, 2004.

(8)	From the commencement of investment operations on May 19, 2005.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/(Losses) on Investments		Total From Investment Operations	Dividends from Net Investment Income		Distributions from Capital Gains
Core Equity Fund
Class A Shares
Six Months Ended May 31, 2007 (Unaudited)	$28.53	0.03		2.13		2.16	(0.07)		(5.99)
Year Ended November 30, 2006	$27.94	0.26		0.59		0.85	(0.26)		—
Period Ended November 30, 2005 (9)	$27.56	0.05		0.39		0.44	(0.06)		—
Year Ended August 31, 2005	$24.38	0.27	(6)	3.15	(6)	3.42	(0.24)		—
Year Ended August 31, 2004	$22.68	0.12	(6)	1.73	(6)	1.85	(0.15)		—
Year Ended August 31, 2003	$21.14	0.18		1.55		1.73	(0.19)		—

Core Equity Fund
Class C Shares
Six Months Ended May 31, 2007 (Unaudited)	$28.53	—		2.12		2.12	(0.04)		(5.99)
Period Ended November 30, 2006 (10)	$29.07	0.14		(0.54)		(0.40)	(0.14)		—

Core Equity Fund
Class I Shares
Six Months Ended May 31, 2007 (Unaudited)	$28.56	0.06		2.12		2.18	(0.10)		(5.99)
Year Ended November 30, 2006	$27.97	0.33		0.59		0.92	(0.33)		—
Period Ended November 30, 2005 (9)	$27.59	0.07		0.39		0.46	(0.08)		—
Year Ended August 31, 2005	$24.42	0.34	(6)	3.16	(6)	3.50	(0.33)		—
Year Ended August 31, 2004	$22.71	0.19	(6)	1.73	(6)	1.92	(0.21)		—
Year Ended August 31, 2003	$21.17	0.25		1.54		1.79	(0.25)		—

Mid Cap Value Fund
Class A Shares
Six Months Ended May 31, 2007 (Unaudited)	$11.10	—		1.22		1.22	—		(0.44)
Year Ended November 30, 2006	$11.43	—		0.97		0.97	—		(1.30)
Year Ended November 30, 2005	$12.73	(0.06)		1.34		1.28	—		(2.58)
Year Ended November 30, 2004	$11.27	(0.06)		2.35		2.29	(0.00	)(7)	(0.83)
Period Ended November 30, 2003 (11)	$10.00	(0.00	)(6)(7)	1.27		1.27	—		—

Mid Cap Value Fund
Class C Shares
Six Months Ended May 31, 2007 (Unaudited)	$10.85	—		1.18		1.18	—		(0.44)
Year Ended November 30, 2006	$11.26	—		0.89		0.89	—		(1.30)
Year Ended November 30, 2005	$12.63	(0.06)		1.27		1.21	—		(2.58)
Year Ended November 30, 2004	$11.25	(0.06)		2.27		2.21	—		(0.83)
Period Ended November 30, 2003 (11)	$10.00	(0.06	)(6)	1.31		1.25	—		—

Mid Cap Value Fund
Class I Shares
Six Months Ended May 31, 2007 (Unaudited)	$11.14	—		1.23		1.23	—		(0.44)
Year Ended November 30, 2006	$11.44	—		1.00		1.00	—		(1.30)
Period Ended November 30, 2005 (12)	$10.50	(0.06)		1.00		0.94	—		—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(5)	This voluntary expense decrease is reflected in both the net expense and net investment income (loss) ratios shown.

(6)	Per share data calculated using average shares for the period.

(7)	Represents less than $0.005.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets			Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1) (2)	Net Investment Income (3)	Net Expenses (3)	Expenses Waiver/ Reimbursement (3) (5)	Net Assets, End of Period (000’s)		Portfolio Turnover Rate (4)

(6.06)	$24.63	9.58%	0.21%	1.30%	—	$4,988		71%
(0.26)	$28.53	3.06%	0.87%	1.27%	—	$5,990		120%
(0.06)	$27.94	1.59%	0.75%	1.43%	—	$5,346		6%
(0.24)	$27.56	14.08%	0.95%	1.42%	0.02%	$5,941		31%
(0.15)	$24.38	8.16%	0.48%	1.43%	0.05%	$12,445		10%
(0.19)	$22.68	8.28%	0.96%	1.44%	0.08%	$6,992		12%

(6.03)	$24.62	9.40%	(0.54)%	2.05%	—	$—	(8)	71%
(0.14)	$28.53	(1.35)%	0.12%	2.02%	—	$—	(8)	120%

(6.09)	$24.65	9.67%	0.46%	1.05%	—	$67,512		71%
(0.33)	$28.56	3.34%	1.12%	1.02%	—	$94,099		120%
(0.08)	$27.97	1.65%	1.01%	1.18%	—	$112,720		6%
(0.33)	$27.59	14.39%	1.27%	1.15%	0.16%	$119,450		31%
(0.21)	$24.42	8.48%	0.77%	1.13%	0.35%	$136,532		10%
(0.25)	$22.71	8.57%	1.26%	1.14%	0.38%	$139,516		12%

(0.44)	$11.88	11.33%	0.02%	1.33%	—	$79,755		31%
(1.30)	$11.10	9.75%	—	1.30%	—	$75,786		33%
(2.58)	$11.43	11.93%	(0.44)%	1.25%	0.05%	$89,810		68%
(0.83)	$12.73	21.76%	(0.70)%	1.38%	0.05%	$106,222		23%
—	$11.27	12.70%	0.03%	1.38%	0.05%	$68,034		126%

(0.44)	$11.59	11.22%	(0.73)%	2.08%	—	$1,774		31%
(1.30)	$10.85	9.13%	(0.75)%	2.05%	—	$1,274		33%
(2.58)	$11.26	11.38%	(1.19)%	2.00%	0.05%	$848		68%
(0.83)	$12.63	21.00%	(1.13)%	1.81%	0.05%	$384		23%
—	$11.25	12.50%	(0.72)%	2.13%	0.05%	$4		126%

(0.44)	$11.93	11.38%	0.27%	1.08%	—	$4,893		31%
(1.30)	$11.14	10.03%	0.25%	1.05%	—	$134		33%
—	$11.44	8.95%	(0.19)%	1.00%	0.05%	$140		68%

(8)	Represents less than $1,000.

(9)	For the period September 1, 2005 to November 30, 2005.

(10)	From the commencement of investment operations on April 3, 2006.

(11)	From the commencement of investment operations on December 9, 2002.

(12)	From the commencement of investment operations on May 10, 2005.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income		Distributions from Capital Gains
Value Fund
Class A Shares
Six Months Ended May 31, 2007 (Unaudited)	$17.76	0.10		1.75	1.85	(0.09)		—
Year Ended November 30, 2006	$16.23	0.13		1.52	1.65	(0.12)		—
Year Ended November 30, 2005	$14.40	0.15		1.86	2.01	(0.18)		—
Year Ended November 30, 2004	$13.13	0.12		1.23	1.35	(0.08)		—
Year Ended November 30, 2003	$12.22	0.08	(6)	0.90	0.98	(0.07)		—

Value Fund
Class C Shares
Six Months Ended May 31, 2007 (Unaudited)	$17.68	0.01		1.78	1.79	—		—
Year Ended November 30, 2006	$16.16	0.01		1.51	1.52	—		—
Year Ended November 30, 2005	$14.33	0.04		1.86	1.90	(0.07)		—
Year Ended November 30, 2004	$13.13	0.08		1.16	1.24	(0.04)		—
Year Ended November 30, 2003	$12.21	(0.00	)(6)(7)	0.92	0.92	(0.00	)(7)	—

Value Fund
Class I Shares
Six Months Ended May 31, 2007 (Unaudited)	$17.76	0.12		1.76	1.88	(0.11)		—
Year Ended November 30, 2006	$16.26	0.20		1.49	1.69	(0.19)		—
Year Ended November 30, 2005	$14.42	0.18		1.87	2.05	(0.21)		—
Period Ended November 30, 2004 (8)	$13.69	0.07		0.70	0.77	(0.04)		—

Balanced Fund
Class A Shares
Six Months Ended May 31, 2007 (Unaudited)	$16.47	0.10		0.74	0.84	(0.10)		(0.50)
Year Ended November 30, 2006	$15.40	0.19		1.10	1.29	(0.19)		(0.03)
Year Ended November 30, 2005	$13.97	0.16		1.46	1.62	(0.19)		—
Year Ended November 30, 2004	$13.54	0.22	(6)	0.40	0.62	(0.19)		—
Year Ended November 30, 2003	$12.88	0.20	(6)	0.68	0.88	(0.22)		—

Balanced Fund
Class C Shares
Six Months Ended May 31, 2007 (Unaudited)	$16.46	0.03		0.75	0.78	(0.03)		(0.50)
Year Ended November 30, 2006	$15.38	0.06		1.11	1.17	(0.06)		(0.03)
Year Ended November 30, 2005	$13.95	0.06		1.46	1.52	(0.09)		—
Year Ended November 30, 2004	$13.54	0.13	(6)	0.39	0.52	(0.11)		—
Year Ended November 30, 2003	$12.90	0.10	(6)	0.67	0.77	(0.13)		—

Balanced Fund
Class I Shares
Six Months Ended May 31, 2007 (Unaudited)	$16.49	0.12		0.74	0.86	(0.12)		(0.50)
Year Ended November 30, 2006	$15.42	0.23		1.10	1.33	(0.23)		(0.03)
Period Ended November 30, 2005 (9)	$15.15	0.01		0.30	0.31	(0.04)		—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(5)	This voluntary expense decrease is reflected in both the net expense and net investment income (loss) ratios shown.

(6)	Per share data calculated using average shares for the period.

REGIONS MORGAN KEEGAN SELECT FUNDS

				Ratios to Average Net Assets			Supplemental Data
Total Distributions		Net Asset Value, End of Period	Total Return (1) (2)	Net Investment Income (3)	Net Expenses (3)	Expenses Waiver/ Reimbursement (3) (5)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate (4)

(0.09)		$19.52	10.47%	1.06%	1.23%	—	$231,453	43%
(0.12)		$17.76	10.19%	0.73%	1.23%	—	$250,627	72%
(0.18)		$16.23	14.05%	0.97%	1.25%	0.05%	$224,301	58%
(0.08)		$14.40	10.29%	0.92%	1.29%	0.05%	$169,772	59%
(0.07)		$13.13	8.12%	0.68%	1.25%	0.05%	$209,319	231%

—		$19.47	10.12%	0.31%	1.98%	—	$3,089	43%
—		$17.68	9.41%	(0.02)%	1.98%	—	$2,633	72%
(0.07)		$16.16	13.31%	0.22%	2.00%	0.05%	$2,255	58%
(0.04)		$14.33	9.45%	0.18%	2.00%	0.05%	$2,056	59%
(0.00	)(7)	$13.13	7.55%	0.04%	2.00%	0.05%	$368	231%

(0.11)		$19.53	10.67%	1.31%	0.98%	—	$4,721	43%
(0.19)		$17.76	10.46%	0.98%	0.98%	—	$1,088	72%
(0.21)		$16.26	14.31%	1.22%	1.00%	0.05%	$806	58%
0.04		$14.42	5.63%	1.16%	1.02%	0.05%	$531	59%

0.60)		$16.71	5.28%	1.23%	1.26%	—	$170,767	21%
(0.22)		$16.47	8.51%	1.23%	1.28%	—	$176,281	29%
(0.19)		$15.40	11.72%	1.16%	1.28%	0.05%	$127,954	22%
(0.19)		$13.97	4.63%	1.62%	1.33%	0.05%	$117,968	79%
(0.22)		$13.54	6.92%	1.58%	1.35%	0.05%	$96,192	98%

(0.53)		$16.71	4.88%	0.48%	2.01%	—	$815	21%
(0.09)		$16.46	7.69%	0.48%	2.03%	—	$932	29%
(0.09)		$15.38	10.96%	0.41%	2.03%	0.05%	$1,382	22%
(0.11)		$13.95	3.86%	0.92%	2.08%	0.05%	$2,084	79%
(0.13)		$13.54	6.07%	0.81%	2.10%	0.05%	$978	98%

(0.62)		$16.73	5.41%	1.48%	1.01%	—	$179	21%
(0.26)		$16.49	8.76%	1.48%	1.03%	—	$561	29%
(0.04)		$15.42	2.06%	1.41%	1.03%	0.05%	$47,565	22%

(7)	Represents less than $0.005.

(8)	From the commencement of investment operations on June 16, 2004.

(9)	From the commencement of investment operations on September 1, 2005.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/ (Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains
Fixed Income Fund
Class A Shares
Six Months Ended May 31, 2007 (Unaudited)	$10.24	0.27		(0.42)	(0.15)	(0.27)	—
Year Ended November 30, 2006	$10.23	0.47		0.02	0.49	(0.48)	—
Year Ended November 30, 2005	$10.54	0.39		(0.31)	0.08	(0.39)	—
Year Ended November 30, 2004	$11.02	0.37		(0.27)	0.10	(0.37)	(0.21)
Year Ended November 30, 2003	$11.10	0.41		(0.06)	0.35	(0.41)	(0.02)

Fixed Income Fund
Class A Shares
Six Months Ended May 31, 2007 (Unaudited)	$10.24	0.23		(0.42)	(0.19)	(0.23)	—
Year Ended November 30, 2006	$10.23	0.39		0.02	0.41	(0.40)	—
Year Ended November 30, 2005	$10.55	0.31		(0.32)	(0.01)	(0.31)	—
Year Ended November 30, 2004	$11.02	0.28		(0.25)	0.03	(0.29)	(0.21)
Year Ended November 30, 2003	$11.10	0.32		(0.05)	0.27	(0.33)	(0.02)

Fixed Income Fund
Class I Shares
Six Months Ended May 31, 2007 (Unaudited)	$10.24	0.28		(0.42)	(0.14)	(0.28)	—
Year Ended November 30, 2006	$10.23	0.49		0.02	0.51	(0.50)	—
Period Ended November 30, 2005 (9)	$10.40	0.13		(0.17)	(0.04)	(0.13)	—

Limited Maturity Fixed Income Fund
Class A Shares
Six Months Ended May 31, 2007 (Unaudited)	$9.69	0.23		(0.52)	(0.29)	(0.24)	—
Year Ended November 30, 2006	$9.65	0.35		0.04	0.39	(0.35)	—
Year Ended November 30, 2005	$9.84	0.29		(0.18)	0.11	(0.30)	—
Year Ended November 30, 2004	$10.11	0.27		(0.27)	0.00 (7)	(0.27)	—
Year Ended November 30, 2003	$10.31	0.27	(6)	(0.16)	0.11	(0.30)	(0.01)

Limited Maturity Fixed Income Fund
Class C Shares
Six Months Ended May 31, 2007 (Unaudited)	$9.69	0.20		(0.52)	(0.32)	(0.21)	—
Year Ended November 30, 2006	$9.65	0.28		0.04	0.32	(0.28)	—
Year Ended November 30, 2005	$9.84	0.22		(0.18)	0.04	(0.23)	—
Year Ended November 30, 2004	$10.11	0.20		(0.28)	(0.08)	(0.19)	—
Year Ended November 30, 2003	$10.31	0.19	(6)	(0.15)	0.04	(0.23)	(0.01)

Limited Maturity Fixed Income Fund
Class I Shares
Six Months Ended May 31, 2007 (Unaudited)	$9.69	0.25		(0.52)	(0.27)	(0.26)	—
Year Ended November 30, 2006	$9.64	0.34		0.05	0.39	(0.34)	—
Period Ended November 30, 2005 (10)	$9.74	0.07		(0.08)	(0.01)	(0.08)	—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(5)	This voluntary expense decrease is reflected in both the net expense and net investment income (loss) ratios shown.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets			Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1) (2)	Net Investment Income (3)	Net Expenses (3)	Expenses Waiver/ Reimbursement (3) (5)	Net Assets, End of Period (000’s)		Portfolio Turnover Rate (4)

(0.27)	$9.82	(1.49)%	5.32%	0.99%	—	$162,509		35%
(0.48)	$10.24	4.91%	4.56%	1.00%	—	$214,897		44%
(0.39)	$10.23	0.75%	3.67%	0.97%	0.25%	$231,426		39%
(0.58)	$10.54	0.87%	3.44%	0.97%	0.25%	$265,532		116%
(0.43)	$11.02	3.16%	3.65%	0.97%	0.25%	$316,857		72%

(0.23)	$9.82	(1.85)%	4.57%	1.74%	—	$3,009		35%
(0.40)	$10.24	4.13%	3.81%	1.75%	—	$2,750		44%
(0.31)	$10.23	(0.10)%	2.92%	1.72%	0.25%	$2,469		39%
(0.50)	$10.55	0.12%	2.63%	1.72%	0.25%	$2,531		116%
(0.35)	$11.02	2.40%	2.90%	1.72%	0.25%	$916		72%

(0.28)	$9.82	(1.36)%	5.57%	0.74%	—	$55,798		35%
(0.50)	$10.24	5.17%	4.81%	0.75%	—	$54,057		44%
(0.13)	$10.23	(0.41)%	3.92%	0.72%	0.25%	$77,969		39%

(0.24)	$9.16	(3.03)%	4.46%	0.89%	0.15%	$30,664		9%
(0.35)	$9.69	4.15%	3.59%	1.00%	0.06%	$52,023		83%
(0.30)	$9.65	1.19%	3.01%	0.96%	0.30%	$67,475		42%
(0.27)	$9.84	(0.02)%	2.23%	0.97%	0.23%	$110,249		144%
(0.31)	$10.11	1.14%	2.67%	1.00%	0.20%	$168,969		63%

(0.21)	$9.16	(3.39)%	3.71%	1.64%	0.15%	$423		9%
(0.28)	$9.69	3.37%	2.84%	1.75%	0.06%	$406		83%
(0.23)	$9.65	0.43%	2.26%	1.71%	0.30%	$502		42%
(0.19)	$9.84	(0.77)%	1.41%	1.72%	0.23%	$843		144%
(0.24)	$10.11	0.38%	1.88%	1.75%	0.20%	$164		63%

(0.26)	$9.16	(2.79)%	4.71%	0.64%	0.15%	$—	(8)	9%
(0.34)	$9.69	4.18%	3.84%	0.75%	0.06%	$—	(8)	83%
(0.08)	$9.64	(0.19)%	3.26%	0.71%	0.30%	$—	(8)	42%

(6)	Per share data calculated using average shares for the period.

(7)	Represents less than $0.005.

(8)	Represents less than $1,000.

(9)	From the commencement of investment operations on August 14, 2005.

(10)	From the commencement of investment operations on September 1, 2005.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains
Intermediate Tax Exempt Bond Fund
Class A Shares
Six Months Ended May 31, 2007 (Unaudited)	$9.54	0.16	(0.14)	0.02	(0.15)	—
Year Ended November 30, 2006	$9.52	0.31	0.03	0.34	(0.31)	(0.01)
Year Ended November 30, 2005	$9.77	0.30	(0.19)	0.11	(0.30)	(0.06)
Period Ended November 30, 2004 (7)	$10.00	0.25	(0.23)	0.02	(0.25)	—

Intermediate Tax Exempt Bond Fund
Class C Shares
Six Months Ended May 31, 2007 (Unaudited)	$9.55	0.14	(0.14)	—	(0.13)	—
Year Ended November 30, 2006	$9.54	0.34	0.02	0.36	(0.34)	(0.01)
Year Ended November 30, 2005	$9.77	0.26	(0.17)	0.09	(0.26)	(0.06)
Period Ended November 30, 2004 (7)	$10.00	0.20	(0.23)	(0.03)	(0.20)	—

Intermediate Tax Exempt Bond Fund
Class I Shares
Six Months Ended May 31, 2007 (Unaudited)	$9.54	0.17	(0.14)	0.03	(0.16)	—
Year Ended November 30, 2006	$9.52	0.34	0.03	0.37	(0.34)	(0.01)
Year Ended November 30, 2005	$9.77	0.32	(0.19)	0.13	(0.32)	(0.06)
Period Ended November 30, 2004 (7)	$10.00	0.22	(0.23)	(0.01)	(0.22)	—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(5)	This voluntary expense decrease is reflected in both the net expense and net investment income (loss) ratios shown.

(6)	Represents less than $1,000.

(7)	From the commencement of investment operations on February 9, 2004.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets			Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1) (2)	Net Investment Income (3)	Net Expenses (3)	Expenses Waiver/ Reimbursement (3) (5)	Net Assets, End of Period (000’s)		Portfolio Turnover Rate (4)

(0.15)	$9.41	0.22%	3.28%	0.84%	—	$41,742		0%
(0.32)	$9.54	3.66%	3.30%	0.80%	—	$45,782		11%
(0.36)	$9.52	1.07%	3.03%	0.77%	0.30%	$52,670		16%
(0.25)	$9.77	0.22%	3.18%	0.63%	0.50%	$68,531		19%

(0.13)	$9.42	0.01%	2.53%	1.59%	—	$56		0%
(0.35)	$9.55	3.84%	2.55%	1.55%	—	$—	(6)	11%
(0.32)	$9.54	0.95%	2.43%	1.37%	0.45%	$—	(6)	16%
(0.20)	$9.77	(0.27)%	2.58%	1.23%	0.50%	$—	(6)	19%

(0.16)	$9.41	0.34%	3.53%	0.59%	—	$4,893		0%
(0.35)	$9.54	3.94%	3.55%	0.55%	—	$6,922		11%
(0.38)	$9.52	1.33%	3.28%	0.52%	0.30%	$8,769		16%
(0.22)	$9.77	(0.04)%	3.43%	0.38%	0.50%	$326		19%

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/(Losses) on Investments		Total From Investment Operations		Dividends from Net Investment Income
Treasury Money Market Fund
Class A Shares
Six Months Ended May 31, 2007 (Unaudited)	$1.00	0.02		—	(5)	0.02		(0.02)
Year Ended November 30, 2006	$1.00	0.04		—		0.04		(0.04)
Year Ended November 30, 2005	$1.00	0.02		—		0.02		(0.02)
Year Ended November 30, 2004	$1.00	0.01		—		0.01		(0.01)
Year Ended November 30, 2003	$1.00	—	(5)	—		—	(5)	— (5)

Treasury Money Market Fund
Class I Shares
Six Months Ended May 31, 2007 (Unaudited)	$1.00	0.02		—	(5)	0.02		(0.02)
Period Ended November 30, 2006 (7)	$1.00	0.03		—		0.03		(0.03)

Money Market Fund
Class A Shares
Six Months Ended May 31, 2007 (Unaudited)	$1.00	0.02		—	(5)	0.02		(0.02)
Year Ended November 30, 2006	$1.00	0.04		—	(5)	0.04		(0.04)
Period Ended November 30, 2005 (8)	$1.00	0.01		—	(5)	0.01		(0.01)
Year Ended August 31, 2005	$1.00	0.02		—	(5)	0.02		(0.02)
Year Ended August 31, 2004	$1.00	—	(5)	—	(5)	—	(5)	— (5)
Year Ended August 31, 2003	$1.00	—	(5)	—	(5)	—	(5)	— (5)

Money Market Fund
Class I Shares
Six Months Ended May 31, 2007 (Unaudited)	$1.00	0.02		—	(5)	0.02		(0.02)
Year Ended November 30, 2006	$1.00	0.04		—	(5)	0.04		(0.04)
Period Ended November 30, 2005 (8)	$1.00	0.01		—	(5)	0.01		(0.01)
Year Ended August 31, 2005	$1.00	0.02		—	(5)	0.02		(0.02)
Year Ended August 31, 2004	$1.00	0.01		—	(5)	0.01		(0.01)
Year Ended August 31, 2003	$1.00	0.01		—	(5)	0.01		(0.01)

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	This voluntary expense decrease is reflected in both the net expense and net investment income (loss) ratios shown.

(5)	Represents less than $0.005.

(6)	Represents less than $1,000.

(7)	From the commencement of investment operations on April 3, 2006.

(8)	For the period September 1, 2005 to November 30, 2005.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets			Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1) (2)	Net Investment Income (3)	Net Expenses (3)	Expenses Waiver/ Reimbursement (3) (4)	Net Assets, End of Period (000’s)

(0.02)	$1.00	2.23%	4.42%	0.63%	—	$1,135,387
(0.04)	$1.00	4.10%	4.03%	0.60%	0.04%	$1,086,552
(0.02)	$1.00	2.25%	2.19%	0.62%	0.30%	$827,861
(0.01)	$1.00	0.54%	0.55%	0.64%	0.29%	$861,369
— (5)	$1.00	0.47%	0.47%	0.66%	0.25%	$764,892

(0.02)	$1.00	2.13%	4.67%	0.38%	—	$258
(0.03)	$1.00	2.67%	4.03%	0.35%	0.04%	$—	(6)

(0.02)	$1.00	2.26%	4.41%	0.82%	—	$87,854
(0.04)	$1.00	4.03%	3.97%	0.82%	—	$76,215
(0.01)	$1.00	0.80%	2.94%	0.85%	0.15%	$78,491
(0.02)	$1.00	1.55%	1.45%	1.06%	0.17%	$42,404
— (5)	$1.00	0.20%	0.19%	1.12%	0.19%	$68,301
— (5)	$1.00	0.46%	0.47%	1.16%	0.18%	$93,450

(0.02)	$1.00	2.39%	4.66%	0.57%	—	$6,889
(0.04)	$1.00	4.29%	4.22%	0.57%	—	$12,915
(0.01)	$1.00	0.74%	3.21%	0.60%	0.15%	$39,382
(0.02)	$1.00	2.06%	1.92%	0.55%	0.31%	$37,575
(0.01)	$1.00	0.70%	0.70%	0.62%	0.44%	$120,022
(0.01)	$1.00	0.97%	0.95%	0.66%	0.43%	$116,388

REGIONS MORGAN KEEGAN SELECT FUNDS

NOTES TO THE FINANCIAL STATEMENTS

(UNAUDITED)

1	ORGANIZATION

Regions Morgan Keegan Select Funds (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated October 15, 1991. The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of the date of this report, the Trust consists of eleven portfolios, each with its own investment objective. The accompanying financial statements are for Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund, (each a “Fund” and collectively, the “Funds”). All Funds, excluding Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund, are referred to as the “Variable Funds”. Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund are referred to as the “Money Market Funds”.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. The Variable Funds offer Class A Shares, Class C Shares and Class I Shares, while the Money Market Funds only offer Class A Shares and Class I Shares.

Each class of shares in each Fund has identical rights and privileges except with respect to fees paid under the Fund’s distribution plan, shareholder services plan and voting rights on matters affecting a single class of shares. Class A Shares of the Variable Funds are sold at net asset value (“NAV”) plus the applicable front-end sales charge. The sales charge varies depending on the amount of your purchase. Purchases of Class A Shares of $1 million or more of the Variable Funds are sold at NAV and have a 1% contingent deferred sales charge (“CDSC”) if the shares are redeemed within one year of purchase. Class A Shares of the Money Market Funds are sold at NAV and are not subject to a CDSC. Class C Shares and Class I Shares of the Funds are sold without a sales charge at NAV per share. Class C Shares of the Variable Funds have a 1% CDSC if shares are redeemed within one year of purchase. Class I Shares are available only to a limited group of investors at the discretion of the Funds through special programs like employer-sponsored retirement plans, advisory accounts of the investment manager and certain programs available through brokers, like wrap accounts. These programs usually involve special conditions and separate fees. The assets of each portfolio of the Trust are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust on behalf of the Funds enters into contracts with vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

2	REORGANIZATIONS

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund—At a meeting of the Board of Trustees (the “Board”) held on May 21, 2007, the Board approved a plan to reorganize Regions Morgan Keegan Select Limited Maturity Fixed Income Fund (“Limited Maturity Fixed Income Fund”) into Regions Morgan Keegan Select Short Term Bond Fund (“Short Term Bond Fund”), a series of Morgan Keegan Select Fund, Inc., another open-end management investment company in the Regions Morgan Keegan Select fund family. The proposed reorganization is subject to shareholder approval at a special meeting to be held in the fall. If approved, Short Term Bond Fund would acquire all of the assets of Limited Maturity Fixed Income Fund in exchange solely for the assumption of all of the liabilities of Limited Maturity Fixed Income Fund and the issuance of shares of Short Term Bond Fund to be distributed pro rata by Limited Maturity Fixed Income Fund to its shareholders in complete liquidation and termination of Limited Maturity Fixed Income Fund. Short Term Bond Fund is managed by James C. Kelsoe, Jr., CFA and

REGIONS MORGAN KEEGAN SELECT FUNDS

David H. Tannehill, CFA. If the reorganization is approved by shareholders and consummated, any shares you own of Limited Maturity Fixed Income Fund will be exchanged for the corresponding class of shares of Short Term Bond Fund. Accordingly, you should consider the investment policies, risks and other features of Short Term Bond Fund before you purchase shares of Limited Maturity Fixed Income Fund.

3	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the accounting principles generally accepted in the United States of America.

Investment Valuations—Investments in securities listed or traded on a securities exchange are valued at the last quoted sales price on the exchange where the security is primarily traded as of close of business on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, on the valuation date. Equity securities traded on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked price (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Securities traded in the over-the-counter market and listed securities for which no sales were reported for that date are valued at the last quoted bid price. Equity and debt securities issued in private placements are valued on the bid side by a primary market dealer. Long-term debt securities (including U.S. government securities, listed corporate bonds, other debt and asset-backed securities, and unlisted securities) are generally valued at the latest price furnished by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of more than sixty days for which market quotations are readily available are valued by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of Morgan Asset Management, Inc. (the “Adviser”) does not represent market value. Investments in open-end registered investment companies, if any, are valued at NAV as reported by those investment companies. Foreign securities denominated in foreign currencies, if any, are translated from the local currency into U.S. dollars using current exchange rates. Investments for which market quotations are not readily available, or available quotations which appear to not accurately reflect the current value of an investment, are valued at fair value as determined by the Adviser’s Valuation Committee using procedures established by and under the supervision of the Trust’s Board of Trustees. The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. As of May 31, 2007, certain debt securities held by Regions Morgan Keegan Select Fixed Income Fund and Regions Morgan Keegan Select Limited Maturity Fixed Income Fund are fair valued and the total value of these securities represented approximately 4.63% and 9.26% of the net assets of each Fund, respectively.

In accordance with Rule 2a-7 of the 1940 Act, investments of the Money Market Funds are valued at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Investment Transactions and Investment Income—Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses—Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets. Expenses directly attributable to a class of shares are charged directly to that class.

REGIONS MORGAN KEEGAN SELECT FUNDS

The investment income, fees and expenses (other than class specific fees and expenses) and realized and unrealized gains and losses of a Fund are allocated to each class of shares based upon their relative net assets or another appropriate basis on the date the income is earned or the expenses and realized and unrealized gains and losses are incurred.

Dividends and Distributions to Shareholders—Each Fund pays dividends to its shareholders from the Fund’s net investment income. Income dividends for Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund and Regions Morgan Keegan Select Balanced Fund, if any, are declared and paid quarterly, while income dividends for all other Funds are declared daily and paid monthly. Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends are declared separately for each share class. No share class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific fees and expenses. Dividends and other distributions to shareholders are recorded on the ex-dividend date.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclass of market discounts, net operating loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Repurchase Agreements—The Funds may purchase instruments from financial institutions, such as banks and broker dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreement”). The Funds may invest in repurchase agreements with institutions that are deemed by the Adviser to be of good standing and creditworthy. A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which is at all times at least equal to the principal amount of the repurchase transaction and accrued interest. In the event of counterparty default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. However, there could be potential losses to the Funds in the event of default or bankruptcy by the counterparty to the agreement if the Funds are delayed or prevented from exercising their rights to dispose of the collateral, including the risk of possible decline in the value of the collateral during the period while the Funds seek to assert their rights.

Securities Lending—The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities and is maintained at a minimum level of 102% of the market value of investments loaned at the time of repricing, plus interest, if applicable. As repricing occurs daily based on the previous day’s closing prices, the market value of collateral may not meet the 102% minimum at year end. In the event of a counterparty default on the obligation to return the securities, each Fund has the right to liquidate the securities or retain the cash received as collateral. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Funds, according to agreed-upon rates.

REGIONS MORGAN KEEGAN SELECT FUNDS

As of May 31, 2007 , the Funds had securities on loan as follows:

Fund	Market Value of Cash Received as Collateral	Market Value of Securities Received as Collateral	Market Value of Collateral	Market Value of Securities Loaned
Mid Cap Growth Fund	$104,948,199	$1,480,728	$106,428,927	$103,913,141
Growth Fund	62,385,050	—	62,385,050	61,066,082
Mid Cap Value Fund	21,532,159	299,635	21,831,794	21,365,320
Balanced Fund	30,817,047	1,233,421	32,050,468	31,373,580
Fixed Income Fund	27,546,195	15,305,200	42,851,395	41,822,452
Limited Maturity Fixed Income Fund	5,018,463	4,104,350	9,122,813	8,931,635
Treasury Money Market Fund	325,288,984	—	325,288,984	324,153,098

Option Writing—When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

New Accounting Pronouncements—In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are more likely than not to be sustained by the applicable tax authority. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Adviser is evaluating the application of FIN 48 to each Fund, and is not in a position at this time to estimate the significance of its impact, if any, on each Fund’s financial statements.

In September 2006, FASB issued its new Standard No. 157, Fair Value Measurements (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Adviser is evaluating the application of FAS 157 to each Fund, and is not in a position at this time to estimate the significance of its impact on each Funds’ financial statements. The Funds have chosen not to early adopt this standard.

REGIONS MORGAN KEEGAN SELECT FUNDS

4	AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser—The Trust, on behalf of the Funds, has entered into Investment Advisory Agreements with Morgan Asset Management, Inc., the Adviser, a wholly owned subsidiary of MK Holding, Inc., which is a wholly owned subsidiary of Regions Financial Corporation (“Regions”). Under the terms of the agreements, the Funds are charged the following annual management fees which are calculated daily and paid monthly based on the average daily net assets of the Funds. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	Annual Fee
Mid Cap Growth Fund	0.75%
Growth Fund	0.75%
Core Equity Fund	0.75%
Mid Cap Value Fund	0.75%
Value Fund	0.75%
Balanced Fund	0.75%
Fixed Income Fund	0.50%
Limited Maturity Fixed Income Fund	0.40	%(1)
Intermediate Tax Exempt Bond Fund	0.25%
Treasury Money Market Fund	0.20%
Money Market Fund	0.25%

(1)

Effective July 1, 2006, the Adviser agreed to voluntarily waive a portion of its contractual investment advisory fee. The investment advisory fee paid by Regions Morgan Keegan Select Limited Maturity Fixed Income Fund after the waiver is 0.25%. The waiver is voluntary and the Adviser, in its sole discretion, may terminate the waiver at any time.

Investment Subadviser to Regions Morgan Keegan Select Mid Cap Value Fund—Channing Capital Management, LLC (“CCM”) serves as the sub-adviser to Regions Morgan Keegan Select Mid Cap Value Fund pursuant to an investment Sub-Advisory Agreement with the Adviser and the Trust on behalf of Regions Morgan Keegan Select Mid Cap Value Fund. For the services provided and the expenses assumed by CCM pursuant to the Sub-Advisory Agreement, the Adviser, not the Fund, pays CCM an annual sub-advisory fee of 0.325% based on the average daily net assets of Regions Morgan Keegan Select Mid Cap Value Fund.

Administrator and Sub-Administrators—The Trust and Morgan Keegan & Company, Inc. (“Morgan Keegan”), a wholly owned subsidiary of Regions and an affiliate of the Adviser, have entered into an Administration Agreement, under which Morgan Keegan provides certain administrative personnel and services for an annual fee of 0.065% based on the average daily net assets of the Funds. Morgan Keegan also provides an employee to serve as the Funds’ Chief Compliance Officer for which Morgan Keegan receives no additional compensation from the Funds.

The Trust and Regions Bank have entered into a Sub-Administrative Services Agreement under which Regions Bank provides certain administrative services for an annual fee of 0.025% of the average daily net assets of the Funds.

Morgan Keegan and BISYS Fund Services Ohio, Inc. (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., have entered into a Sub-Administration Agreement under which BISYS provides certain administration services to the Money Market Funds. For the services rendered pursuant to this Agreement, Morgan Keegan pays BISYS monthly compensation at an annual rate of 0.06% of the average daily net assets of the Money Market Funds.

Fund Accountants—The Trust and Morgan Keegan have entered into a Fund Accounting Service Agreement, under which Morgan Keegan provides portfolio accounting services to the Variable Funds for an annual fee of 0.03% based on the average daily net assets of the Variable Funds. The Trust and BISYS have entered into a Fund Accounting Service Agreement, under which BISYS provides portfolio accounting services to the Money Market Funds for an annual fee of 0.03% based on the average daily net assets of the Money Market Funds.

REGIONS MORGAN KEEGAN SELECT FUNDS

Distributor—The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) with respect to Class C Shares of the Variable Funds. The 12b-1 Plans compensate Morgan Keegan, the Funds’ primary Distributor, and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds’ shares. Under the Class C Shares’ 12b-1 Plan, the Trust will pay a fee at an annual rate of up to 0.75% of the average daily net assets with respect to Class C Shares of the Variable Funds.

Shareholder Services Agent—The Trust on behalf of the Funds and Morgan Keegan have entered into a Shareholder Services Agreement, under which Morgan Keegan provides certain services for shareholders and maintains shareholder accounts for an annual fee of 0.25% of the average daily net assets of the Funds’ Class A Shares and Class C Shares.

Sales Charges—Morgan Keegan received commissions on the sale of shares of the Funds. During the six months ended May 31, 2007, Morgan Keegan received front-end sales charges related to Class A Shares and CDSDs related to Class A Shares and Class C Shares as follows:

	Front End Sales Charges	Contingent Deferred Sales Charges
	Class A Shares	Class A Shares	Class C Shares
Mid Cap Growth Fund	$55,466	$10,007	$1,856
Growth Fund	4,831	14	13
Core Equity Fund	2,012	—	—
Mid Cap Value Fund	4,803	—	81
Value Fund	7,382	—	—
Balanced Fund	3,534	—	—
Fixed Income Fund	108	—	—
Limited Maturity Fixed Income Fund	—	—	—
Intermediate Tax Exempt Bond Fund	—	—	—
Treasury Money Market Fund(1)	—	—	—
Money Market Fund(1)	—	—	—

(1)	Shares of the Money Market Funds are sold at NAV with no sales charges.

Transfer Agent and Dividend Disbursing Agent—Morgan Keegan serves as the Transfer and Dividend Disbursing Agent for the Funds. Pursuant to the Transfer Agency and Service Agreement, each Fund pays Morgan Keegan an annual base fee per share class plus a variable fee based on the number of shareholder accounts.

Custodian—Regions Bank acts as Custodian for all of the Funds. The fee is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

Trustees and Officers—Certain of the Officers and Trustees of the Trust are also Officers and Directors of the Adviser, Morgan Keegan, and Regions. Such Officers and Trustees of the Trust who are “Interested Persons” as defined in the 1940 Act receive no salary or fees from the Funds.

Each Independent Trustee receives an annual retainer of $4,000 and a fee of $1,000 per quarterly meeting with reimbursement for related expenses for each meeting of the Board attended from the Trust. Each chairperson of the Independent Trustees Committee and Audit Committee receives annual compensation of $500 from the Trust. An additional $1,500 is paid to the Independent Trustees for attending special meetings in person, and an additional $500 is paid for attending special meetings by telephone. No Officer or Trustee is entitled to receive pension or retirement benefits from the Trust.

Other Transactions—For the six months ended May 31, 2007, Morgan Keegan earned no underwriting discounts, direct commissions or dealer incentives on the sales and purchases of investment securities held by the Funds.

REGIONS MORGAN KEEGAN SELECT FUNDS

5	INVESTMENT TRANSACTIONS

During the six months ended May, 31, 2007, cost of purchases and proceeds from sales of investment securities (excluding short-term securities and U.S. government obligations) for each Fund were as follows:

Fund	Purchases	Sales
Mid Cap Growth Fund	$102,837,146	$104,159,269
Growth Fund	78,662,645	71,274,436
Core Equity Fund	54,704,649	87,037,261
Mid Cap Value Fund	24,473,928	24,236,758
Value Fund	98,716,753	136,940,464
Balanced Fund	35,711,318	38,768,389
Fixed Income Fund	80,827,840	117,929,250
Limited Maturity Fixed Income Fund	4,011,598	25,993,630
Intermediate Tax Exempt Bond Fund	—	4,575,735

6	OPTION TRANSACTIONS

Transactions in options written during the six months ended May 31, 2007 were as follows:

	Mid Cap Growth Fund		Growth Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at November 30, 2006	—	$—	—	$—
Options written	2,200	261,795	1,600	(121,592)
Options terminated in closing purchase transactions	(2,200)	(261,795)	(1,200)	532,386
Options expired	—	—	—	—
Options exercised	—	—	—	—

Options outstanding at May 31, 2007	—	$—	400	$410,794

7	CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows:

	Mid Cap Growth Fund
	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	983,264	$16,245,457	3,513,709	$63,626,762
Shares issued to shareholders in payment of distributions declared	2,049,165	33,012,051	798,167	13,704,521
Shares redeemed	(3,158,692)	(52,477,783)	(3,215,344)	(57,732,335)

Net change resulting from Class A Share transactions	(126,263)	$(3,220,275)	1,096,532	$19,598,948

	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	105,492	$1,662,859	274,145	$4,813,323
Shares issued to shareholders in payment of distributions declared	71,683	1,113,240	18,829	314,820
Shares redeemed	(121,463)	(1,944,127)	(130,214)	(2,258,017)

Net change resulting from Class C Share transactions	55,712	$831,972	162,760	$2,870,126

REGIONS MORGAN KEEGAN SELECT FUNDS

	Mid Cap Growth Fund, continued
	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	2,293,601	$37,586,253	142,609	$2,578,925
Shares issued to shareholders in payment of distributions declared	18,212	295,395	2,561	44,131
Shares redeemed	(110,203)	(1,878,479)	(25,741)	(466,001)

Net change resulting from Class I Share transactions	2,201,610	$36,003,169	119,429	$2,157,055

Net change resulting from Fund Share transactions	2,131,059	$33,614,866	1,378,721	$24,626,129

	Growth Fund
	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,162,569	$21,122,586	1,815,924	$31,602,764
Shares issued to shareholders in payment of distributions declared	—	—	13,857	241,982
Shares redeemed	(2,180,246)	(40,014,918)	(3,322,141)	(57,824,575)

Net change resulting from Class A Share transactions	(1,017,677)	$(18,892,332)	(1,492,360)	$(25,979,829)

	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	76,523	$1,350,765	74,679	$1,257,120
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(53,878)	(960,403)	(57,196)	(975,241)

Net change resulting from Class C Share transactions	22,645	$390,362	17,483	$281,879

	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,311,392	$23,907,716	118,568	$2,070,641
Shares issued to shareholders in payment of distributions declared	—	—	368	6,423
Shares redeemed	(306,243)	(5,627,340)	(606,206)	(10,530,031)

Net change resulting from Class I Share transactions	1,005,149	$18,280,376	(487,270)	$(8,452,967)

Net change resulting from Fund Share transactions	10,117	$(221,594)	(1,962,147)	$(34,150,917)

	Core Equity Fund
	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	3,864	$91,725	80,823	$2,292,879
Shares issued to shareholders in payment of distributions declared	46,227	1,041,099	1,677	46,256
Shares redeemed	(57,465)	(1,333,319)	(63,873)	(1,808,706)

Net change resulting from Class A Share transactions	(7,374)	$(200,495)	18,627	$530,429

REGIONS MORGAN KEEGAN SELECT FUNDS

	Core Equity Fund, continued
	Six Months Ended May 31, 2007		Period Ended November 30, 2006(1)
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	3	$100
Shares issued to shareholders in payment of distributions declared	1	21	—	—
Shares redeemed	—	—	—	—

Net change resulting from Class C Share transactions	1	$21	3	$100

	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	72,865	$1,681,543	228,464	$6,439,411
Shares issued to shareholders in payment of distributions declared	514,078	11,588,050	19,562	542,166
Shares redeemed	(1,142,740)	(26,334,600)	(982,861)	(27,901,889)

Net change resulting from Class I Share transactions	(555,797)	$(13,065,007)	(734,835)	$(20,920,312)

Net change resulting from Fund Share transactions	(563,170)	$(13,265,481)	(716,205)	$(20,389,783)

	Mid Cap Value Fund
	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	908,503	$10,162,545	1,342,063	$13,961,799
Shares issued to shareholders in payment of distributions declared	117,701	1,273,524	345,021	3,453,657
Shares redeemed	(1,139,953)	(12,716,151)	(2,715,850)	(28,187,712)

Net change resulting from Class A Share transactions	(113,749)	$(1,280,082)	(1,028,766)	$(10,772,256)

	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	63,803	$682,671	51,877	$526,421
Shares issued to shareholders in payment of distributions declared	1,868	19,743	4,295	42,224
Shares redeemed	(30,027)	(329,296)	(14,081)	(143,013)

Net change resulting from Class C Share transactions	35,644	$373,118	42,091	$425,632

	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	414,960	$4,615,506	972	$9,861
Shares issued to shareholders in payment of distributions declared	17	186	—	—
Shares redeemed	(16,990)	(199,943)	(1,139)	(11,634)

Net change resulting from Class I Share transactions	397,987	$4,415,749	(167)	$(1,773)

Net change resulting from Fund Share transactions	319,882	$3,508,785	(986,842)	$(10,348,397)

(1)	From the commencement of investment operations on April 3, 2006.

REGIONS MORGAN KEEGAN SELECT FUNDS

	Value Fund
	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	329,812	$6,003,248	2,134,219	$36,056,824
Shares issued to shareholders in payment of distributions declared	42,847	768,726	60,181	1,004,063
Shares redeemed	(2,630,717)	(47,560,659)	(1,900,276)	(32,322,544)

Net change resulting from Class A Share transactions	(2,258,058)	$(40,788,685)	294,124	$4,738,343

	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	49,381	$883,979	42,739	$716,277
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(39,660)	(711,039)	(33,282)	(563,006)

Net change resulting from Class C Share transactions	9,721	$172,940	9,457	$153,271

	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	209,900	$3,845,298	30,606	$522,311
Shares issued to shareholders in payment of distributions declared	226	4,051	489	8,157
Shares redeemed	(29,590)	(538,986)	(19,400)	(324,662)

Net change resulting from Class I Share transactions	180,536	$3,310,363	11,695	$205,806

Net change resulting from Fund Share transactions	(2,067,801)	$(37,305,382)	315,276	$5,097,420

	Balanced Fund
	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	643,243	$10,327,024	4,804,675	$75,192,709
Shares issued to shareholders in payment of distributions declared	382,549	6,070,116	156,019	2,430,161
Shares redeemed	(1,508,680)	(24,231,908)	(2,565,973)	(40,475,750)

Net change resulting from Class A Share transactions	(482,888)	$(7,834,768)	2,394,721	$37,147,120

	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	4,207	$67,340	26,151	$411,997
Shares issued to shareholders in payment of distributions declared	1,874	29,757	552	8,571
Shares redeemed	(13,952)	(220,648)	(59,929)	(947,571)

Net change resulting from Class C Share transactions	(7,871)	$(123,551)	(33,226)	$(527,003)

REGIONS MORGAN KEEGAN SELECT FUNDS

	Balanced Fund, continued
	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	32,303	$518,456	101,618	$1,594,321
Shares issued to shareholders in payment of distributions declared	59	935	17	259
Shares redeemed	(55,666)	(898,533)	(3,152,678)	(49,138,811)

Net change resulting from Class I Share transactions	(23,304)	$(379,142)	(3,051,043)	$(47,544,231)

Net change resulting from Fund Share transactions	(514,063)	$(8,337,461)	(689,548)	$(10,924,114)

	Fixed Income Fund
	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,015,993	$10,273,950	3,757,656	$38,229,624
Shares issued to shareholders in payment of distributions declared	137,657	1,384,188	282,880	2,874,023
Shares redeemed	(5,594,026)	(56,728,747)	(5,668,662)	(57,516,445)

Net change resulting from Class A Share transactions	(4,440,376)	$(45,070,609)	(1,628,126)	$(16,412,798)

	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	129,869	$1,291,148	183,207	$1,855,698
Shares issued to shareholders in payment of distributions declared	2,144	21,555	4,783	48,595
Shares redeemed	(94,156)	(957,059)	(160,677)	(1,636,008)

Net change resulting from Class C Share transactions	37,857	$355,644	27,313	$268,285

	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,197,165	$12,086,157	260,620	$2,655,540
Shares issued to shareholders in payment of distributions declared	4,440	44,613	7,356	74,767
Shares redeemed	(799,405)	(8,091,376)	(2,606,898)	(26,528,264)

Net change resulting from Class I Share transactions	402,200	$4,039,394	(2,338,922)	$(23,797,957)

Net change resulting from Fund Share transactions	(4,000,319)	$(40,675,571)	(3,939,735)	$(39,942,470)

	Limited Maturity Fixed Income Fund
	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	97,902	$933,595	472,778	$4,557,110
Shares issued to shareholders in payment of distributions declared	64,802	613,717	107,693	1,036,998
Shares redeemed	(2,185,570)	(20,786,173)	(2,206,133)	(21,256,891)

Net change resulting from Class A Share transactions	(2,022,866)	$(19,238,861)	(1,625,662)	$(15,662,783)

REGIONS MORGAN KEEGAN SELECT FUNDS

	Limited Maturity Fixed Income Fund, continued
	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	14,177	$136,576	6,733	$64,726
Shares issued to shareholders in payment of distributions declared	764	7,232	1,268	12,213
Shares redeemed	(10,709)	(103,154)	(18,066)	(174,339)

Net change resulting from Class C Share transactions	4,232	$40,654	(10,065)	$(97,400)

	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—
Shares issued to shareholders in payment of distributions declared	—	—	1	4
Shares redeemed	—	—	—	—

Net change resulting from Class I Share transactions	—	$—	1	$4

Net change resulting from Fund Share transactions	(2,018,634)	$(19,198,207)	(1,635,726)	$(15,760,179)

	Intermediate Tax Exempt Bond Fund
	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	144,020	$1,365,171	206,381	$1,957,129
Shares issued to shareholders in payment of distributions declared	6,807	64,434	16,523	156,524
Shares redeemed	(513,437)	(4,868,411)	(957,317)	(9,061,613)

Net change resulting from Class A Share transactions	(362,610)	$(3,438,806)	(734,413)	$(6,947,960)

	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	5,940	$56,550	—	$—
Shares issued to shareholders in payment of distributions declared	34	325	1	4
Shares redeemed	—	—	—	—

Net change resulting from Class C Share transactions	5,974	$56,875	1	$4

REGIONS MORGAN KEEGAN SELECT FUNDS

	Intermediate Tax Exempt Bond Fund, continued
	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	12,033	$114,089	123,898	$1,172,245
Shares issued to shareholders in payment of distributions declared	516	4,892	1,387	13,138
Shares redeemed	(218,239)	(2,070,849)	(320,983)	(3,051,847)

Net change resulting from Class I Share transactions	(205,690)	$(1,951,868)	(195,698)	$(1,866,464)

Net change resulting from Fund Share transactions	(562,326)	$(5,333,799)	(930,110)	$(8,814,420)

	Treasury Money Market Fund
	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,068,284,150	$1,068,284,150	1,736,396,390	$1,736,396,390
Shares issued to shareholders in payment of distributions declared	5,259,360	5,259,360	6,679,718	6,679,718
Shares redeemed	(1,024,723,737)	(1,024,723,737)	(1,484,384,809)	(1,484,384,809)

Net change resulting from Class A Share transactions	48,819,773	$48,819,773	258,691,299	$258,691,299

	Six Months Ended May 31, 2007		Year Ended November 30, 2006(1)
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	275,866	$275,866	100	$100
Shares issued to shareholders in payment of distributions declared	3,713	3,713	2	2
Shares redeemed	(21,731)	(21,731)	—	—

Net change resulting from Class I Share transactions	257,848	$257,848	102	$102

Net change resulting from Fund Share transactions	49,077,621	$49,077,621	258,691,401	$258,691,401

	Money Market Fund
	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	58,967,054	$58,967,054	133,216,821	$133,216,821
Shares issued to shareholders in payment of distributions declared	982,121	982,121	1,374,810	1,374,810
Shares redeemed	(48,271,510)	(48,271,510)	(136,806,256)	(136,806,256)

Net change resulting from Class A Share transactions	11,677,665	$11,677,665	(2,214,625)	$(2,214,625)

(1)	From the commencement of investment operations on April 3, 2006.

REGIONS MORGAN KEEGAN SELECT FUNDS

	Money Market Fund, continued
	Six Months Ended May 31, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	65,358,986	$65,358,986	278,912,466	$278,912,466
Shares issued to shareholders in payment of distributions declared	917	917	48,985	48,985
Shares redeemed	(71,378,986)	(71,378,986)	(305,531,816)	(305,531,816)

Net change resulting from Class I Share transactions	(6,019,083)	$(6,019,083)	(26,570,365)	$(26,570,365)

Net change resulting from Fund Share transactions	5,658,582	$5,658,582	(28,784,990)	$(28,784,990)

8	FEDERAL TAX INFORMATION

Each Fund of the Trust is treated as a separate entity for federal tax purposes. No provision for federal income or excise taxes is required since the Funds intend to continue to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code (the “Code”) and distribute substantially all their taxable net investment income and capital gains to their shareholders.

Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for net operating losses, discount accretion/premium amortization on debt securities, paydown gains and losses and distribution reclassifications.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital. These reclassifications have no effect on net assets or NAVs per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

For the six months ended May 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/ (Loss)
Balanced Fund	$14,291	$(14,291)
Fixed Income Fund	48,090	(48,090)
Limited Maturity Fixed Income Fund	613	(613)

Net investment income, net realized gains/(losses) and net assets were not affected by these reclassifications.

REGIONS MORGAN KEEGAN SELECT FUNDS

Tax Basis Unrealized Appreciation/(Depreciation) on Investments and Distributions—As of May 31, 2007, the Funds’ the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over the value were as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Mid Cap Growth Fund	$104,113,751	$(3,335,837)	$100,777,914
Growth Fund	125,402,899	(2,359,018)	123,043,881
Core Equity Fund	20,038,679	(29,185)	20,009,494
Mid Cap Value Fund	20,185,228	(591,618)	19,593,610
Value Fund	60,912,246	(625,759)	60,286,487
Balanced Fund	39,069,628	(1,232,661)	37,836,967
Fixed Income Fund	766,080	(5,714,824)	(4,948,744)
Limited Maturity Fixed Income Fund	401,797	(426,685)	(24,888)
Intermediate Tax Exempt Bond Fund	262,758	(394,890)	(132,132)

Capital Loss Carryforwards—As of November 30, 2006, the following Funds had capital loss carryforwards, which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund	Expiring in 2009	Expiring in 2010	Expiring in 2011	Expiring in 2012	Expiring in 2013	Expiring in 2014	Total
Growth Fund	$—	$27,724,597	$2,401,665	$—	$—	$—	$30,126,262
Value Fund	—	16,715,995	—	—	—	—	16,715,995
Fixed Income Fund	—	—	—	1,419,944	209,164	3,069,321	4,698,429
Limited Maturity Fixed Income Fund	—	—	433,974	2,704,075	1,268,755	1,335,125	5,741,929
Treasury Money Market Fund	—	—	—	—	—	124	124
Money Market Fund	2,572	54	18,234	24,650	146,737	2,937	195,184

As of November 30, 2006, Fixed Income Fund and Money Market Fund had additional capital loss carryforwards of $214,873 and $31, respectively, subject to any applicable limitations on availability to offset future capital gains, if any, as the successor of a merger.

9	CONCENTRATION OF RISK

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund invests primarily in municipal debt securities. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by economic developments in a specific state or region.

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables set forth information concerning the Trustees and Officers of the Funds. All persons named as Trustees and Officers also serve in similar capacities for the other registered investment companies in the Regions Morgan Keegan fund complex overseeing a total of eighteen portfolios. The Regions Morgan Keegan fund complex includes Morgan Keegan Select Fund, Inc., Regions Morgan Keegan Select Funds, RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc.

An asterisk (*) indicates the Trustees and/or Officers who are “interested persons” of the Funds as defined by the 1940 Act by virtue of their positions with the Adviser, Morgan Keegan and/or Regions, the publicly held parent of the Adviser, and its other subsidiaries. The Statement of Additional Information for the Funds includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling the Funds toll-free at 877-757-7424.

TRUSTEES

Name, Address(1), Age, Position(s) Held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee

Allen B. Morgan, Jr.* Age 64, Trustee, Since 2003	Mr. Morgan has served as a Director and Vice-Chairman of Regions Financial Corporation since 2001 and 2003, respectively. He also has served as a Director of Morgan Asset Management, Inc. since 1993. Mr. Morgan has been Chairman of Morgan Keegan & Company, Inc. since 1969 and Executive Managing Director of Morgan Keegan & Company, Inc. since 1969.

J. Kenneth Alderman* Age 54, Trustee, Since 2003	Mr. Alderman has been President of Regions Morgan Keegan Trust and Chief Executive Officer of Morgan Asset Management, Inc. since 2002. He has been Executive Vice President of Regions Financial Corporation since 2000. He is a Certified Public Accountant and he holds the Chartered Financial Analyst designation.

Jack R. Blair Age 65, Trustee, Since 2005	Mr. Blair serves as non-executive Chairman of DJO, Inc. (orthopedic equipment). He also serves as a Director of NuVasive, Inc. (medical device company), Buckman Laboratories, Inc. (specialty chemicals manufacturer) and Active Implants Corporation (orthopedic medical device company). Mr. Blair served as non-executive Chairman of SCB Computer Technology, Inc. from September 2000 until March 2004 when the company was acquired by CIBER, Inc.

Albert C. Johnson Age 62, Trustee, Since 2005	Mr. Johnson has been an independent financial consultant since 1998. He also has served as a Director of Books-A-Million, Inc. since 2005. He was Senior Vice President and Chief Financial Officer of Dunn Investment Company (construction) from 1994 to 1998. He also was with Arthur Andersen LLP from 1965 to 1994, retiring as the Managing Partner of the firm’s Birmingham Office.

James Stillman R. McFadden Age 49, Trustee, Since 2003	Mr. McFadden has been Chief Manager of McFadden Communications, LLC (commercial printing) since 2002. He also has served as a Director for several private companies since 1997.

BOARD OF TRUSTEES AND TRUST OFFICERS

Name, Address(1), Age, Position(s) Held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee

W. Randall Pittman Age 53, Trustee, Since 2003	Mr. Pittman has been Chief Financial Officer of Emageon Inc. (healthcare information systems) since 2002. From 1999 to 2002, he was Chief Financial Officer of BioCryst Pharmaceuticals, Inc. (biotechnology). From 1998 to 1999, he was Chief Financial Officer of ScandiPharm, Inc. (pharmaceuticals). From 1995 to 1998, he served as Senior Vice President – Finance of CaremarkRx (pharmacy benefit management). From 1983 to 1995, he held various positions with AmSouth Bancorporation (bank holding company), including Executive Vice President and Controller.

Mary S. Stone Age 56, Trustee, Since 2003	Ms. Stone has been a professor at the University of Alabama Culverhouse School of Accountancy since 1981 and held the Hugh Culverhouse Endowed Chair of Accountancy since 2002. She has served as Director of the Culverhouse School of Accountancy since 2004. She is also a former member of Financial Accounting Standards Advisory Council, AICPA, Accounting Standards Executive Committee and AACSB International Accounting Accreditation Committee. She is a Certified Public Accountant.

Archie W. Willis, III Age 49, Trustee, Since 2003	Mr. Willis has been President of Community Capital (financial advisory and real estate development) since 1999 and Vice President of Community Realty Company (real estate brokerage) since 1999. He was a First Vice President of Morgan Keegan & Company, Inc. from 1991 to 1999. He also has served as a Director of Memphis Telecom, LLC since 2001 and a Member of the Advisory Board of Tri-State Bank of Memphis since 2006.
(1)	The address of each Trustee is c/o the Trust, Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103.

(2)	Each Trustee serves until his or her resignation or retirement.

OFFICERS

Name, Address(1), Age, Position(s) Held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years

Brian B. Sullivan* Age 52, President, Since 2006(3)	Mr. Sullivan has served as President and Chief Investment Officer of Morgan Asset Management, Inc. since 2006. From 1999 to 2002 and from 2005 to 2007, Mr. Sullivan has served as President of AmSouth Asset Management, Inc., which will merge into Morgan Asset Management, Inc. in late 2007. From 1996 to 1999 and from 2002 to 2005, Mr. Sullivan served as Vice President of AmSouth Asset Management, Inc. Since joining AmSouth Bank in 1982 through 1996, Mr. Sullivan served in various capacities including Equity Research Analyst and Chief Fixed Income Officer and was responsible for Employee Benefits Portfolio Management and Regional Trust Investments. He holds the Chartered Financial Analyst designation.

BOARD OF TRUSTEES AND TRUST OFFICERS

Name, Address(1), Age, Position(s) Held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years

Thomas R. Gamble* Age 64, Vice President, Since 2003	Mr. Gamble has been an executive at Regions Financial Corporation since 1981. He was a Corporate IRA Manager from 2000 to 2001 and a Senior Vice President and Manager of Employee Benefits at the Birmingham Trust Department of Regions Bank from 1981 to 2000.

J. Thompson Weller* Age 42, Treasurer, Since 2006 (3) and Assistant Secretary, Since 2003	Mr. Weller has been a Managing Director and Controller of Morgan Keegan & Company, Inc. since 2001. He was Senior Vice President and Controller of Morgan Keegan & Company, Inc. from 1998 to 2001, Controller and First Vice President from 1997 to 1998, Controller and Vice President from 1995 to 1997 and Assistant Controller from 1992 to 1995. Mr. Weller also served as a Business Systems Analyst in the Investment Information Division of Metropolitan Life Insurance Co. from 1991 to 1992. Mr. Weller was also with Arthur Andersen & Co. in 1988 and Andersen Consulting from 1989 to 1991.

Charles D. Maxwell* Age 53, Secretary and Assistant Treasurer, Since 2003	Mr. Maxwell has been Executive Managing Director, Chief Financial Officer, Treasurer and Secretary of Morgan Keegan & Company, Inc. since 2006. Mr. Maxwell previously served as Managing Director of Morgan Keegan & Company, Inc. from 1998 to 2006 and Assistant Treasurer and Assistant Secretary of Morgan Keegan & Company, Inc. from 1994 to 2006. Mr. Maxwell has been Secretary and Treasurer of Morgan Asset Management, Inc. since 1993. He was Senior Vice President of Morgan Keegan & Company, Inc. from 1995 to 1997. Mr. Maxwell also was with the accounting firm of Ernst & Young LLP from 1976 to 1986 and served as a Senior Manager from 1984 to 1986.

Michele F. Wood* Age 38, Chief Compliance Officer, Since 2006	Ms. Wood has been the Chief Compliance Officer of Morgan Asset Management, Inc. since 2006 and is also a Senior Vice President of Morgan Keegan & Company, Inc. She was a Senior Attorney and First Vice President of Morgan Keegan & Company, Inc. from 2002 to 2006. She was a Staff Attorney with FedEx Corporation from 2001 to 2002 specializing in employment litigation. She was an Associate with Ford & Harrison LLP from 1997 to 2001.
(1)

The address of Messrs. Weller and Maxwell and Ms. Wood is 50 North Front Street, Memphis, Tennessee 38103. The address of Messrs. Sullivan and Gamble is 417 North 20th Street, 15th Floor, Birmingham, Alabama 35203.

(2)	Officers of the Funds are elected and appointed annually by the Board of Trustees and hold office until they resign, are removed or are otherwise disqualified to serve.

(3)

On November 10, 2006, the Board of Trustees of the Funds appointed Mr. Brian B. Sullivan as President and Mr. J. Thompson Weller as Treasurer of the Funds to replace Mr. Carter E. Anthony and Mr. Joseph C. Weller, respectively, who retired as officers of the Funds.

SUPPLEMENTAL INFORMATION

PRIVACY POLICY NOTICE

Regions Morgan Keegan Select Funds, their distributor (Morgan Keegan & Company, Inc.) and their agents (referred to as the “Funds,” “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information the Funds Collect

The Funds collect nonpublic personal information about you from the following sources:

■

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

■

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

■	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share the nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

■

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

■

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

■

We may disclose all of the information we collect, as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have agreements, for the limited purpose of jointly offering, endorsing or sponsoring a financial product or service. For example, we may share information about you for these limited purposes with the bank, broker dealer or other financial intermediary through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled

SUPPLEMENTAL INFORMATION

circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information

All of the Funds’ employees must adhere to the Funds’ policy on confidentiality. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting the Funds’ Website

■

The Funds’ website (www.rmkfunds.com) gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

■	Information or data entered into a website will be retained.

■

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

■

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information or change account registration. We can, however, use e-mail to provide you with the necessary forms. You can also use customer service to do so. Call us toll-free at 877-757-7424.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

SUPPLEMENTAL INFORMATION

Changes to Our Privacy Statement

The Funds reserve the right to modify or remove parts of this privacy statement at any time. Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

PROXY VOTING POLICIES & RECORD OF VOTING ACTIVITY

The Funds vote proxies related to their portfolio securities according to a set of policies and procedures approved by the Funds’ Board of Trustees. You may view the proxy voting activity for each Fund during the most recent twelve month period ended June 30 as well as a description of the policies and procedures, without charge, by calling 877-757-7424, by visiting the Fund’s website at www.rmkfunds.com or by visiting the SEC’s website at www.sec.gov.

QUARTERLY REPORTS ON PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings as of the first and third quarters of their fiscal years on Form N-Q with the SEC no more than sixty days after the close of those quarters. You may obtain the Funds’ Form N-Q filings, without charge, by calling 877-757-7424 or you may view these filings by visiting the SEC’s website at www.sec.gov. The Funds’ last Form N-Q filing is available on the Funds’ website at www.rmkfunds.com. The Funds’ Form N-Q filings may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 800-SEC-0330 for information on the operation of the Public Reference Room. A description of the Funds’ policies and procedures with respect to disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information.

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2006, the amount of long-term capital gain designated by Mid Cap Growth Fund, Mid Cap Value Fund, Balanced Fund and Intermediate Tax Exempt Bond Fund were $18,827,093, $6,181,965, $378,738 and $7,432, respectively.

For the fiscal year ended November 30, 2006, 97.5%, 96.2% and 40.4% of the distributions from net investment income paid by Growth Fund, Value Fund and Balanced Fund, respectively, are qualifying dividends which may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by Growth Fund, Balanced Fund and Value Fund during the year ended November 30, 2006, 93.7%, 90.9% and 40.1% qualified for the dividend received deduction available to corporate shareholders.

SUPPLEMENTAL INFORMATION

INVESTMENT ADVISER Morgan Asset Management, Inc. 417 North 20th Street, 15th Floor Birmingham, Alabama 35203	SUB-ADVISER TO REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND Channing Capital Management, LLC 10 South LaSalle Street, Suite 2650 Chicago, Illinois 60603

CUSTODIAN Regions Bank 417 North 20th Street, 15th Floor Birmingham, Alabama 35203	LEGAL COUNSEL Kirkpatrick & Lockhart Preston Gates Ellis LLP 1601 K Street, N.W. Washington, D.C. 20006

ADMINISTRATOR, DISTRIBUTOR & TRANSFER AGENT Morgan Keegan & Company, Inc. Morgan Keegan Tower 50 North Front Street Memphis, Tennessee 38103	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers, LLP 4221 West Boy Scout Boulevard, Suite 200 Tampa, Florida 33607-5745

Shares of Regions Morgan Keegan Select Funds, like shares of all mutual funds, are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus. An investor should consider each Fund’s investment objectives, risks and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Funds’ prospectus. To obtain a prospectus, call toll-free 877-757-7424. Please read the prospectus carefully before investing.

REGIONS MORGAN KEEGAN FUND COMPLEX

The Regions Morgan Keegan fund complex offers mutual funds with a broad variety of investment objectives to meet the financial needs of all types of investors. With approximately $7.4 billion in assets, the fund complex includes five equity funds, one balanced fund, five bond funds, one tax-exempt bond fund, two money market funds and four closed-end bond funds. You may see an overview of each Fund by visiting the Funds’ website at www.rmkfunds.com. You may also download each Fund’s most recent marketing flyer, prospectus, and annual and semi-annual reports to shareholders.

REGIONS MORGAN KEEGAN SELECT FAMILY OF FUNDS

■	EQUITY FUNDS

Regions Morgan Keegan Select Mid Cap Growth Fund

Regions Morgan Keegan Select Growth Fund

Regions Morgan Keegan Select Core Equity Fund

Regions Morgan Keegan Select Mid Cap Value Fund

Regions Morgan Keegan Select Value Fund

■	BALANCED FUND

Regions Morgan Keegan Select Balanced Fund

■	BOND FUNDS

Regions Morgan Keegan Select High Income Fund

Regions Morgan Keegan Select Intermediate Bond Fund

Regions Morgan Keegan Select Fixed Income Fund

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund

Regions Morgan Keegan Select Short Term Bond Fund

■	TAX-EXEMPT BOND FUND

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund

■	MONEY MARKET FUNDS

Regions Morgan Keegan Select Treasury Money Market Fund

Regions Morgan Keegan Select Money Market Fund

REGIONS MORGAN KEEGAN CLOSED-END FUNDS

■	RMK Advantage Income Fund, Inc. (NYSE: RMA)

■	RMK High Income Fund, Inc. (NYSE: RMH)

■	RMK Multi-Sector High Income Fund, Inc. (NYSE: RHY)

■	RMK Strategic Income Fund, Inc. (NYSE: RSF)

Morgan Keegan & Company, Inc. is a full service broker dealer that provides personalized investment services to its clients from over 400 offices in 19 states. Please access our website www.morgankeegan.com to locate the Morgan Keegan branch nearest you or contact us at 1-800-366-7426. Morgan Keegan & Company, Inc. is a wholly owned subsidiary of Regions Financial Corporation, a regional financial holding company (NYSE: RF).

Alabama
Arkansas
Florida
Georgia
Illinois
Indiana
Iowa
Kentucky
Louisiana
Maryland
Massachusetts
Mississippi
Missouri
New York
North Carolina
South Carolina
Tennessee
Texas
Virginia

Select FUNDS
REGIONS MORGAN KEEGAN

Regions Morgan Keegan Select Funds 2007 Semi-Annual Report

Item 2. Code of Ethics.

Form N-CSR disclosure requirement is not applicable to filing for period covered by this report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement is not applicable to filing for period covered by this report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement is not applicable to filing for period covered by this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Fund.

Item 6. Schedule of Investments.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Fund.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Fund.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), as of a date within 90 days of the filing date of this report, the Fund’s certifying officers have concluded that such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Fund on Form N-CSR and Form N-Q is accumulated and communicated to the Fund’s management to allow timely decisions regarding required disclosure.

(b)	The Fund’s certifying officers are not aware of any changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Fund’s internal controls over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Fund specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Fund):	Regions Morgan Keegan Select Funds

By (Signature and Title):	/s/ Brian B. Sullivan
Brian B. Sullivan President and Principal Executive Officer

Date:	August 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Brian B. Sullivan
Brian B. Sullivan President and Principal Executive Officer

Date:	August 8, 2007

By (Signature and Title):	/s/ J. Thompson Weller
J. Thompson Weller Treasurer and Principal Financial Officer

Date:	August 8, 2007